As filed with the Securities and Exchange Commission on February 1, 2018

Securities Act File No. 333-220955

Investment Company Act File No. 811-23303

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
☒ PRE-EFFECTIVE AMENDMENT NO. 1
☐ POST-EFFECTIVE AMENDMENT NO.

☒ REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒ AMENDMENT NO. 1

Broadstone Real Estate Access Fund, Inc.

(Exact name of registrant as specified in charter)

800 Clinton Square

Rochester, New York 14604

(585) 287-6500

(Address and telephone number, including area code, of principal executive offices)

Christopher J. Czarnecki

c/o Broadstone Asset Management, LLC

Chief Executive Officer

800 Clinton Square

Rochester, New York 14604

Tel: (585) 287-6500

Fax: (585) 287-6505

(Name and address of agent for service)

COPIES TO:

Rosemarie A. Thurston

David J. Baum

Martin H. Dozier

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, Georgia 30309-3424

Tel: (404) 881-7000

Fax: (404) 253-8447

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check applicable box):

☐	when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock	97,751,710	$10.23	$1,000,000,000	$124,500

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 1, 2018

PRELIMINARY PROSPECTUS

Broadstone Real Estate Access Fund, Inc.

Class W Shares and Class I Shares of Common Stock

$2,500 minimum purchase for Class W Shares and $1,000,000 minimum purchase for Class I Shares

Broadstone Real Estate Access Fund, Inc. (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. An interval fund is a type of closed-end investment company that is required to offer to repurchase its shares from shareholders at periodic intervals, in the Fund’s case, quarterly. The First Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The Fund is a newly formed Maryland corporation and intends to elect to be taxed as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Statement of Additional Information (“SAI”) dated February 1, 2018, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing the Fund at c/o Broadstone Asset Management, LLC, 800 Clinton Square, Rochester, New York, 14604, or by calling toll-free 833-280-4479. The table of contents of the SAI appears on page 100 of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 833-280-4479 or by visiting www.bdrex.com. The SAI, material incorporated by reference and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

The Fund’s shares will not be listed on an exchange and it is not anticipated that a secondary market will develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

Investment Objective. The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low-to-moderate volatility and low correlation to the broader markets. There can be no assurance that the Fund will achieve its investment objective.

Securities Offered. The Fund is offering shares of its common stock on a continuous basis pursuant to this prospectus. The Fund has registered, and is offering to sell, through its distributor, ALPS Distributors, Inc. (the “Distributor”), 97,751,710 shares of common stock, at net asset value (“NAV”). The initial NAV is $10.23 per share. The minimum initial investment is $2,500 for Class W shares and $1,000,000 for Class I shares. The minimum subsequent investment is $1,000 for Class W shares and Class I shares, except for purchases pursuant to the dividend reinvestment policy described below, which are not subject to a minimum purchase amount. The Fund reserves the right to waive investment minimums. See “Plan of Distribution.” In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries and their agents to accept such orders (collectively, “Financial Intermediaries”). The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the sale of the shares. Monies received will be invested promptly (i.e., within 3 months of receipt) and no arrangements have been made to place such monies in an escrow, trust or similar account. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, as amended, until the earlier of the date upon

which the Fund has sold $1,000,000,000 in shares or [                ], 2021, which is three years from the commencement of this offering unless extended in accordance with applicable SEC rules.

	Price to Public(1)	Sales Load		Proceeds to Registrant
Per Share
Class W(2)(3)(4)	$10.23	$—	(3)	$10.23
Class I(3)	$10.23	—	(3)	$10.23
Total Maximum	$1,000,000,000	$—		$1,000,000,000

(1)	The Investment Adviser or its affiliates, in the Investment Adviser’s discretion and from its own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares.
(2)	The Shareholder Servicing Fee (as defined below) may be used to compensate Financial Intermediaries for providing ongoing shareholder services.
(3)	There is no upfront sales load associated with the Class W or Class I shares. The Fund estimates that the combined organization and offering expenses will equal approximately $804,756. Although organization and offering expenses are payable by the Fund, subject to the Expense Limitation Agreement (as defined below), these expenses are indirectly borne by the Fund’s shareholders and will therefore immediately reduce the NAV of each share available for investment.
(4)	Class W shares will pay to the Distributor a Shareholder Servicing Fee (as defined below) that will accrue at an annual rate equal to 0.25% of the average daily net assets attributable to the Class W shares, and is payable on a monthly basis.

Summary of Investment Strategy. Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in a portfolio of institutional quality real estate and real estate-related investments, which will be comprised of the following primary asset classes: (i) commercial real estate (“CRE”) investments, held directly by the Fund through its wholly owned subsidiaries or indirectly by the Fund through joint ventures, in commercial real estate properties (“Direct Real Estate Investments”), (ii) private equity real estate investment funds, including private equity and unregistered investment funds that principally invest, directly or indirectly, in real estate and real estate-related investments through entities that may qualify as REITs for federal income tax purposes under the Code (“Private CRE Investment Funds”), (iii) commercial real estate-related securities, including those of publicly traded REITs, commercial mortgage-backed securities (“CMBS”), real estate operating companies (“REOCs”) and exchange-traded funds (“ETFs”) (“Publicly Traded CRE Securities”), and (iv) commercial real estate debt (“CRE Debt Investments”).

The Fund expects that its Direct Real Estate Investments and CRE Debt Investments may be held through wholly owned subsidiaries or joint ventures, or involve co-investment transactions (collectively, “Real Estate Investment Vehicles”), certain of which may be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive relief order from the SEC.

The Fund seeks, through the Private CRE Investment Funds, to focus primarily on direct real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Fund will invest no more than 10% of its net assets in pooled investment vehicles, including Private CRE Investment Funds that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has not set a limitation on the amount of its investments that it may invest in all other Private CRE Investment Funds (i.e., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate). Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the capital structure such as senior or subordinate mortgage debt, mezzanine debt, preferred equity, and common equity (the “Capital Stack”), and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — The Fund will be subject to additional risks if it makes investments internationally.” The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund.

Should the Fund determine to engage in certain co-investments transactions with its affiliates, the Fund will seek an exemptive order from the SEC to allow it to co-invest with certain of its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest with its affiliates only in accordance with existing regulatory guidance.

The amount of any distributions the Fund may make is uncertain, and the Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sale of assets, and offering proceeds. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes.

The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are referred to as “high yield” securities and “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Risk Factors — Risks Associated with the Fund’s CRE Debt Investments — The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as ‘high yield’ and ‘junk bonds,’ which may increase its risk of losses.” For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Policies and Strategies.”

The Investment Adviser. Broadstone Asset Management, LLC (the “Investment Adviser” or “Broadstone”) is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the Fund’s investment adviser. The Investment Adviser is organized as a New York limited liability company. The Investment Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the board of directors of the Fund (the “Board”). The Investment Adviser will have sole discretion to make all investments, but has delegated investment discretion for making the Fund’s investments that are allocated to Publicly Traded CRE Securities to the Investment Sub-Adviser (as defined below). See “Risk Factors — Risks Related to Conflicts of Interest.” The Investment Adviser’s principal offices are located at 800 Clinton Square, Rochester, New York 14604.

Established in 2007, the Investment Adviser provides investment advisory, administrative, and related services to two clients: Broadstone Net Lease, Inc. (“Broadstone Net Lease”) and Broadtree Residential, Inc. (“Broadtree Residential”) , each of which is a privately offered REIT. Broadstone Net Lease is a REIT that focuses on single-tenant net leased real estate throughout the United States. Broadstone Net Lease focuses on investing in properties for the long term to tenants with a track record of success, profitability, and creditworthiness. Broadtree Residential is a REIT that focuses on acquiring and leasing residential real estate properties. The Investment Adviser also investigates, analyzes, structures, and negotiates potential investments, monitors portfolio investments, and advises as to disposition opportunities. As of December 31, 2017, the Investment Adviser had a total of approximately $2.94 billion of discretionary assets under management. The Investment Adviser is wholly owned by Broadstone Real Estate, LLC (“Broadstone Real Estate”), an entity formed in 2005. As of December 31, 2017, Broadstone Real Estate is owned, on a fully-diluted basis, (i) approximately 44.44% by Trident BRE, LLC, an affiliate of Stone Point Capital LLC (“Trident BRE”),

(ii) approximately 43.52% by Amy L. Tait, the Fund’s Chairman and the Executive Chairman and Chief Investment Officer of Broadstone Real Estate and Broadstone Ventures, LLC (“Broadstone Ventures”), an investment entity for the families of Ms. Tait and Norman Leenhouts, and (iii) approximately 12.04% by employees of Broadstone Real Estate. Broadstone Real Estate is controlled by a four-person board of managers, which includes Ms. Tait and Christopher J. Czarnecki, both of whom serve as the independent managers of Broadstone Real Estate, and two managers appointed by Trident BRE, Agha S. Khan and Jarryd B. Levine. Ms. Tait and Messrs. Czarnecki and Khan also serve as “interested” directors of the Fund, as defined in the 1940 Act (the “Interested Directors”). Stone Point Capital LLC is a financial services-focused private equity firm that has raised and managed seven private equity funds, the Trident funds, with aggregate committed capital of approximately $19 billion as of December 31, 2017.

The Investment Sub-Adviser. The Investment Adviser has engaged CenterSquare Investment Management LLC, a Delaware limited liability company, which is a registered investment adviser under the Advisers Act, to act as the Fund’s initial investment sub-adviser (the “Investment Sub-Adviser” and together with the Investment Adviser, the “Advisers”). The Investment Adviser has delegated to the Investment Sub-Adviser the investment discretion to manage the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities. CenterSquare Investment Management Holdings LLC is the 100% sole member of the Investment Sub-Adviser. LM CenterSquare Holdings LLC is an 80% member of CenterSquare Investment Management Holdings LLC, and CenterSquare Management Equity Holdings LLC is a 20% member of CenterSquare Investment Management Holdings LLC. See “Risk Factors — Risks Related to Conflicts of Interest.” Any investment sub-adviser chosen by the Investment Adviser will be paid by the Investment Adviser based only on the portion of Fund assets allocated to any such investment sub-adviser by the Investment Adviser. Shareholders do not pay any investment sub-adviser fees.

The Investment Sub-Adviser has approximately $9.5 billion assets under management as of December 31, 2017.

The Fund’s shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through quarterly repurchase offers for no less than 5% of Fund’s shares at NAV, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in any repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s shares may be speculative and involves a high degree of risk. See “Risk Factors” below in this prospectus.

Investment Adviser	Investment Sub-Adviser
Broadstone Asset Management, LLC	CenterSquare Investment Management LLC

Dated February 1, 2018

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

i

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares offered pursuant to this prospectus. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund. The Fund is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is operated as an interval fund that will provide limited liquidity by offering to make quarterly repurchases of each class of shares at that class of shares’ NAV, which will be calculated on a daily basis. An interval fund is a type of closed-end investment company that is required to offer to repurchase its shares from shareholders at periodic intervals, in the Fund’s case, quarterly. The First Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. See “Quarterly Repurchases of Shares” and “Determination of Net Asset Value.” The Fund intends to elect to be taxed as a REIT under the Code.

Investment Objective and Policies. The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in a portfolio of institutional quality real estate and real estate-related investments, which will be comprised of the following primary asset classes: (i) Direct Real Estate Investments, (ii) Private CRE Investment Funds, (iii) Publicly Traded CRE Securities, and (iv) CRE Debt Investments.

The Fund expects that its Direct Real Estate Investments and CRE Debt Investments will be held through wholly owned subsidiaries or joint ventures, or involve co-investment transactions, certain of which may be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive relief order from the SEC.

The Fund seeks, through the Private CRE Investment Funds, to focus primarily on direct real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Fund will invest no more than 10% of its net assets in pooled investment vehicles, including Private CRE Investment Funds that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund has not set a limitation on the amount of its investments that it may invest in all other Private CRE Investment Funds (i.e., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate). The Fund expects that many of the Private CRE Investment Funds generally will charge a management fee of 1.00% to 2.00%, and up to 20% of net profits as a “carried interest” allocation. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Investment Adviser believes the Fund will achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack, and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — The Fund will be subject to additional risks if it makes investments internationally.” The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund.

The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are referred to as “high yield” securities and “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Risk Factors — Risks Associated with the Fund’s CRE Debt Investments — The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as ‘high yield’ and ‘junk bonds,’ which may increase its risk of losses.” For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Policies and Strategies.” In connection with making its investments, the Fund and its shareholders will be subject to a number of fees and expenses. See “Summary of Fund Expenses.”

Investment Adviser. The Investment Adviser, a New York limited liability company that is a registered investment adviser under the Advisers Act, serves as the Fund’s investment adviser. Pursuant to the investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Investment Adviser will have sole discretion to make all investments in the Fund, but has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities to the Investment Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.” The Investment Adviser also provides asset management services on behalf of the Fund pursuant to the Investment Advisory Agreement. In accordance with the Investment Advisory Agreement, the Investment Adviser will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Fund. For a description of the expenses subject to reimbursement, see “Management of the Fund — Fund Expenses.” The Investment Adviser’s principal offices are located at 800 Clinton Square, Rochester, New York 14604.

Established in 2007, the Investment Adviser provides investment advisory, administrative, and related services to two clients: Broadstone Net Lease and Broadtree Residential, each of which is a privately offered REIT. Broadstone Net Lease is a REIT that focuses on single-tenant net leased real estate throughout the United States. Broadstone Net Lease focuses on investing in properties for the long term to tenants with a track record of success, profitability, and creditworthiness. Broadtree Residential is a REIT that focuses on acquiring and leasing residential real estate properties. The Investment Adviser also investigates, analyzes, structures, and negotiates potential investments, monitors portfolio investments, and advises as to disposition opportunities. As of December 31, 2017, the Investment Adviser had a total of approximately $2.94 billion of discretionary assets under management. The Investment Adviser is wholly owned by Broadstone Real Estate.

As of December 31, 2017, Broadstone Real Estate is owned, on a fully-diluted basis, (i) approximately 44.44% by Trident BRE, (ii) approximately 43.52% by Amy L. Tait, the Fund’s Chairman and the Executive Chairman and Chief Investment Officer of Broadstone Real Estate, and Broadstone Ventures, and (iii) approximately 12.04% by employees of Broadstone Real Estate. Broadstone Real Estate is controlled by a four-person board of managers, which includes Ms. Tait and Christopher J. Czarnecki, both of whom serve as independent managers of Broadstone Real Estate, and two managers appointed by Trident BRE, Agha S. Khan and Jarryd B. Levine. Ms. Tait and Messrs. Czarnecki and Khan also serve as Interested Directors of the Fund. Stone Point Capital LLC is a financial services-focused private equity firm that has raised and managed seven private equity funds, the Trident funds, with aggregate committed capital of approximately $19 billion as of December 31, 2017.

Investment Sub-Adviser. The Investment Adviser has engaged CenterSquare Investment Management LLC, a Delaware limited liability company, which is an investment adviser registered under the Advisers Act, to act as the Fund’s Investment Sub-Adviser pursuant to an investment sub-advisory agreement among the Fund, the Investment Adviser, and the Investment Sub-Adviser (the “Investment Sub-Advisory Agreement”). The

Investment Adviser has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities to the Investment Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.” Any investment sub-adviser chosen by the Investment Adviser will be paid by the Investment Adviser based only on the portion of Fund assets allocated to any such investment sub-adviser by the Investment Adviser. Shareholders do not pay any investment sub-adviser fees.

The Investment Sub-Adviser has approximately $9.5 billion assets under management as of December 31, 2017.

Formation and Initial Contribution Transactions. The Fund was organized as a Maryland corporation on September 22, 2017. On October 11, 2017, prior to the Fund filing its notification of registration as an investment company under the 1940 Act, the Fund entered into an initial contribution transaction (the “Initial Contribution Transaction”) pursuant to a contribution agreement with Broadstone Real Estate (the “Contribution Agreement”) whereby Broadstone Real Estate agreed to contribute to the Fund (1) 250,000 shares of common stock, par value $0.001 per share, of Broadstone Net Lease, at the then-current BNL Determined Share Value (as defined below) of $80.00 per share and (2) 975,609.756 units of membership interest in the subsidiary operating company of Broadtree Residential, Broadtree Residential, LLC (the “BTR Operating Company”) at the then-current BR Determined Share Value (as defined below) of $10.25 per unit, for an aggregate contribution amount of $30 million (the “Aggregate Contribution Amount”). See “Initial Portfolio — Broadstone Net Lease — BNL Determined Share Value” and “Initial Portfolio — Broadtree Residential — BR Determined Share Value” for a description of the “BNL Determined Share Value” and “BR Determined Share Value” determinations, respectively. In consideration of the Aggregate Contribution Amount, the Fund issued 3,000,000 Class I shares to Broadstone Real Estate at $10.00 per Class I share. As a result of the Initial Contribution Transaction, the Fund is a shareholder of Broadstone Net Lease and a member of the BTR Operating Company. Both Broadstone Net Lease and the BTR Operating Company either do not fall within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate. As of the date of this prospectus, the Fund’s sole investments consist of shares of common stock of Broadstone Net Lease and units of membership interest of the BTR Operating Company. As a result, the Fund is susceptible to the risks of concentration of an investment in Broadstone Net Lease and the BTR Operating Company and the underlying risks associated with those funds. See “Risk Factors — Risks Associated with the Fund’s Investments Generally.”

Initial Portfolio

Pursuant to the Contribution Agreement, the Fund is a shareholder of Broadstone Net Lease and a member of the BTR Operating Company.

The Investment Adviser will waive Management Fees on that portion of the Fund’s assets consisting of the shares of Broadstone Net Lease and units of membership interest of the BTR Operating Company, regardless of whether they are the only investment securities held by the Fund.

The following is a description of the material terms of the Fund’s investment in each of Broadstone Net Lease and Broadtree Residential.

Broadstone Net Lease

Broadstone Net Lease is an externally managed REIT, formed as a Maryland corporation in 2007 to acquire and hold single-tenant, commercial real estate properties throughout the United States that are leased to the properties’ operators under long-term leases. Broadstone Net Lease focuses on real estate that is operated by a single tenant, and where the real estate is an integral part of the tenant’s business. Broadstone Net Lease’s diversified portfolio of real estate includes retail properties, such as quick service and casual dining restaurants, healthcare facilities, industrial manufacturing facilities, warehouse and distribution centers, and corporate offices, among others. Broadstone Net Lease is currently conducting an ongoing offering of shares of its common stock in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 506(c) under Regulation D promulgated thereunder.

As of September 30, 2017, Broadstone Net Lease owned a diversified portfolio of 477 individual net leased commercial properties located in 37 states, which were 100% leased, with approximately 14.1 million rentable square feet of operational space, 119 different commercial tenants, and no single tenant accounting for 5% or more of its annual rental stream.

Broadstone Net Lease’s investment policy (“BNL Investment Policy”) has three primary objectives that drive the investments it makes: (1) preserve, protect, and return capital to investors; (2) realize increased cash available for distributions and long-term capital appreciation from growth in the rental income and value of its properties; and (3) maximize the level of sustainable cash distributions to its investors. Broadstone Net Lease primarily acquires freestanding, single-tenant commercial properties located in the United States either directly from its creditworthy tenants in sale-leaseback transactions, where such tenants sell Broadstone Net Lease their properties and simultaneously lease them back through long-term, triple-net leases, or through the purchase of properties already under a triple-net lease (i.e., a lease assumption).

Broadstone Net Lease targets acquisitions of fee simple (i.e., an absolute title to the underlying real estate free of any other claims) interests in individual properties priced between $5 million and $75 million. Portfolios may be significantly larger, depending on balance sheet capacity and whether the portfolio is diversified or concentrated by tenant, geography, or brand.

Pursuant to the terms of an asset management agreement among Broadstone Net Lease, the BNL Operating Company, and the Investment Adviser (the “BNL Asset Management Agreement”), Broadstone Net Lease pays the following fees to the Investment Adviser:

•	Asset management fees, payable quarterly in advance, equal to 0.25% of the aggregate BNL Determined Share Value (as defined below) as of the last day of the preceding quarter, on a fully-diluted basis;

•	Acquisition fees equal to 1.0% of the gross purchase price paid for each property acquired;

•	Acquisition fees equal to 2.0% of the gross purchase price paid for each property acquired in the event that the acquisition of a property requires a new lease (i.e., a “sale-leaseback” transaction);

•	Property Sale Disposition fees equal to 1.0% of the gross sale price of each property Broadstone Net Lease disposes of, whether or not a broker is engaged to buy or sell the property;

•	Disposition Event Fee equal to 1.0% of the aggregate consideration received in connection with the occurrence of a Disposition Event. Disposition Event means: (i) the acquisition by any person of direct or indirect beneficial ownership of all or substantially all of Broadstone Net Lease’s outstanding common stock or outstanding ownership interests in the BNL Operating Company, (ii) any merger, consolidation or other similar transaction in which Broadstone Net Lease is merged with or into, or otherwise acquired by, another entity, or (iii) the direct or indirect sale of all or substantially all of the assets of Broadstone Net Lease or the BNL Operating Company; and

•	Marketing fees equal to 0.50% of all contributions of cash or property to Broadstone Net Lease, as compensation for its internal and third party offering and marketing costs and expenses.

Pursuant to the terms of a property management agreement among Broadstone Net Lease, BNL Operating Company, and Broadstone Real Estate (the “BNL Property Management Agreement”), Broadstone Net Lease pays the following property management and re-leasing fees:

•	Monthly property management fees equal to 3% of the gross rentals collected each month from Broadstone Net Lease’s properties (including all base rent, additional rent, and all other charges, fees, and commissions paid for use pursuant to Broadstone Net Lease’s property leases; and

•	Re-leasing fees in connection with the execution of new leases after the acquisition of a property equal to one month’s rent of the lease is with an existing tenant, or two months’ rent if the tenant is new to the property (whether or not Broadstone Real Estate engages a broker to lease the property).

As a stockholder in Broadstone Net Lease, the Fund will indirectly be responsible for the payment of the fees associated with the BNL Asset Management Agreement and the BNL Property Management Agreement to the Investment Adviser and Broadstone Real Estate. The Investment Adviser will waive Management Fees on that portion of the Fund’s assets consisting of shares of Broadstone Net Lease, regardless of whether they are the only investment securities held by the Fund.

See “Initial Portfolio — Broadstone Net Lease” for additional information about Broadstone Net Lease, its corporate governance, its investment policies, the fees and expenses that it pays, and its current portfolio.

Broadstone Net Lease has adopted a share redemption program (the “BNL Share Redemption Program”) to provide an opportunity for its stockholders to have shares of its common stock repurchased, subject to certain restrictions and limitations, at a price equal to or at a discount from the current BNL Determined Share Value. No shares may be repurchased under the BNL Share Redemption Program until after the first anniversary of the date of purchase of such shares, except under certain limited circumstances. Broadstone Net Lease may waive the one year minimum holding period in the event of death, bankruptcy, or other exigent circumstances. Shares held for more than 12 months, but less than 5 years, will be redeemed at a purchase price equal to 95% of the BNL Determined Share Value in effect as of the last business day of the quarter in which the shares are timely tendered for redemption. Shares held for five years or more will be redeemed at a purchase price equal to 100% of the BNL Determined Share Value in effect as of the last business day of the quarter in which the shares are timely tendered for redemption. The total number of Broadstone Net Lease shares redeemed in any quarter may not exceed (i) 1% of the total number of Broadstone Net Lease shares outstanding at the beginning of the applicable calendar year, plus (ii) 50% of the total number of any additional shares of Broadstone Net Lease common stock issued during the prior calendar quarter pursuant to its distribution reinvestment plan; provided, however, that the total number of Broadstone Net Lease shares redeemed during any calendar year may not exceed 5% of the number of shares outstanding as of the first day of such calendar year. There is no fee in connection with a repurchase of shares pursuant to the BNL Share Redemption Program.

The Fund cannot participate in the BNL Share Redemption Program unless it obtains an exemptive order from the SEC (the Fund does not currently intend to request such relief) or is otherwise permitted to do so. See “Risk Factors — Risks Associated with the Fund’s Investments Generally.”

Broadtree Residential

Broadtree Residential is an externally managed REIT, formed as a Maryland corporation in 2012, that focuses on acquiring and leasing residential real estate properties. Broadtree Residential currently owns single family rental homes, multifamily apartment communities, and net leased student housing rental properties. In August 2017, Broadtree Residential announced its intention to transition its investment focus solely to multifamily apartment properties and to sell its existing single family rental homes and net leased student housing assets. The proceeds from the sale of these assets will be utilized to acquire additional multifamily communities to continue to build Broadstone Residential’s portfolio. The announcement was made as a result of an active and extensive process involving the Broadtree Residential’s board of directors and executive team who believe that exiting the single family rental and net leased student housing rental spaces and transitioning to a pureplay multifamily REIT is the best approach to maximize value for Broadtree Residential’s shareholders. Broadtree Residential is currently conducting an ongoing offering of shares of its common stock in a private placement exempt from the registration requirements of the Securities Act pursuant to Rule 506(c) under Regulation D promulgated thereunder (the “BTR Private Offering”). Broadtree Residential temporarily suspended the BTR Private Offering during the calendar quarter ended September 30, 2017. The temporary suspension was put in place in connection with Broadtree Residential’s shift in investment strategy to focus solely on multi-family residential properties. At its annual stockholders’ meeting on November 10, 2017, Broadtree Residential announced that the temporary suspension of the BTR Private Offering had been lifted and participation in the BTR Private Offering would resume, effective in November 2017.

As of December 31, 2017, Broadtree Residential owned 6 single family rental homes (“SFRs”) and 738 multifamily apartment units, comprising 744 total residential units with 93.9% leased and 92.7% occupied.

Broadtree Residential’s investment policy (the “BTR Investment Policy”) has three primary objectives that drive the investments it makes: (1) preserve, protect, and return capital to investors; (2) realize increased cash available for distributions and long-term capital appreciation from growth in the rental income and value of its properties; and (3) maximize the level of sustainable cash distributions to its investors. Prior to its August 2017 announcement of its intention to transition its investment focus solely to multifamily apartment properties, Broadtree Residential primarily acquired and leased residential real estate properties that included single family rental homes, multifamily apartment communities, and net leased student housing rental properties.

Broadtree Residential currently seeks to acquire multifamily apartment communities utilizing a combination of debt and equity for lease to tenants at lease rates that will allow it to pay cash distributions to its investors on a quarterly basis, with a targeted cash on cash return after expenses of 5% annually.

Pursuant to the terms of an asset management agreement among Broadtree Residential, the BTR Operating Company, and the Investment Adviser (the “BTR Asset Management Agreement”), Broadtree Residential pays the fees described below to the Investment Adviser:

•	Asset management fees, payable quarterly in advance, equal to 0.25% of the aggregate Total Equity Value as of the last day of the preceding quarter, on a fully-diluted basis. Total Equity Value equals the sum of (a) the equity value based on the number of shares and membership units outstanding, multiplied by (b) the Determined Share Value established by the Independent Directors Committee of Broadtree Residential;

•	Acquisition fees equal to 3.0% of the gross purchase price paid for each single family property acquired;

•	Acquisition fees equal to 2.0% of the gross purchase price paid for each multifamily property acquired (including properties contributed in exchange for membership units in the BTR Operating Company);

•	Disposition fees equal to 3.0% of the gross sale price of each single family property Broadtree Residential disposes of, whether or not a broker is engaged to buy or sell the property; provided, however, that the disposition fee and the commission payable to an outside broker shall not exceed, in the aggregate, 6.0% of the gross sale price paid for the disposed property;

•	Disposition fees equal to 1.5% of the gross sale price of each multifamily property Broadtree Residential disposes of, whether or not a broker is engaged to buy or sell the property;

•	Disposition Event Fee equal to 1.5% of the aggregate consideration received in connection with the occurrence of a Disposition Event; and

•	Marketing fees equal to 0.5% of all new equity contributions to Broadtree Residential or the BTR Operating Company (excluding reinvestments of distributions pursuant to Broadtree Residential’s distribution reinvestment plan), as compensation for its internal and third party offering and marketing costs and expenses.

Pursuant to a property management agreement among Broadtree Residential, the BTR Operating Company and BTHR (as amended, the “BTR Property Management Agreement”), Broadtree Residential pays the following property management fees:

•	Monthly property management fees equal to 10% of the gross rentals collected each month from Broadtree Residential’s single family properties (including all fees and reimbursements collected);

•	Monthly property management fees equal to 3% of the gross rentals collected each month (including all fees and reimbursements collected) from Broadtree Residential’s multifamily properties where BTHR directly manages the property; and

•	Monthly oversight fee equal to 1% of the gross rentals collected each month (including all fees and reimbursements collected) from Broadtree Residential’s multifamily properties where a third-party property manager managers the property.

As a member holding units of membership interest in the BTR Operating Company, the Fund will indirectly be responsible for the payment of the fees associated with the BTR Asset Management Agreement and the BTR Property Management Agreement to the Investment Adviser and the BTR Property Manager. The Investment Adviser will waive Management Fees on that portion of the Fund’s assets consisting of units of membership interest of the BTR Operating Company, regardless of whether they are the only investment securities held by the Fund.

See “Initial Portfolio — Broadtree Residential” for additional information about Broadtree Residential, its corporate governance, its investment policies, the fees and expenses that it pays, and its current portfolio.

Broadtree Residential has adopted a share redemption program (the “BTR Share Redemption Program”) to provide an opportunity for its stockholders to have shares of its common stock repurchased, subject to certain restrictions and limitations, at a price equal to or at a discount from the current BTR Determined Share Value. No shares may be repurchased under the BTR Share Redemption Program until after the first anniversary of the date of purchase of such shares, except under certain limited circumstances. Broadtree Residential may waive the one year minimum holding period in the event of death, bankruptcy, or other exigent circumstances. Shares held for more than 12 months, but less than 5 years, will be redeemed at a purchase price equal to 95% of the BTR Determined Share Value in effect as of the last business day of the quarter in which the shares are timely tendered for redemption. Shares held for five years or more will be redeemed at a purchase price equal to 100% of the BTR Determined Share Value in effect as of the last business day of the quarter in which the shares are timely tendered for redemption. The total number of Broadtree Residential shares redeemed in any quarter may not exceed (i) 1% of the total number of Broadtree Residential shares outstanding at the beginning of the applicable calendar year, plus (ii) 50% of the total number of any additional shares of Broadtree Residential common stock issued during the prior calendar quarter pursuant to its distribution reinvestment plan; provided, however, that the total number of Broadtree Residential shares redeemed during any calendar year may not exceed 5% of the number of shares outstanding as of the first day of such calendar year. There is no fee in connection with a repurchase of shares pursuant to the BTR Share Redemption Program.

The Fund cannot participate in the BTR Share Redemption Program unless it obtains an exemptive order from the SEC (the Fund does not currently intend to request such relief) or is otherwise permitted to do so. See “Risk Factors — Risks Associated with the Fund’s Investments Generally.”

Administrator. ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203 (the “Administrator”), serves as administrator of the Fund. Pursuant to a separate administrative services agreement (the “Administrative Services Agreement”), the Administrator will furnish the Fund with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on behalf of the Fund. In addition, the Administrator, will perform the calculation and publication of the Fund’s NAV, and oversee the preparation and filing of the Fund’s tax returns, the payment of the Fund’s expenses and the performance oversight of various third party service providers.

In accordance with the Administrative Services Agreement, the Administrator will be paid the greater of a minimum fee or fees based on the annual net assets of the Fund plus out of pocket expenses, payable quarterly in arrears (the “Administration Fee”), in connection with providing services to the Fund. See “ — Fees and Expenses.”

Management Fees and Expenses. Pursuant to the Investment Advisory Agreement, the Fund will pay the Investment Adviser a monthly fee (the “Management Fee”) at the annual rate of 1.25% of the Fund’s average daily net assets. Pursuant to the Investment Sub-Advisory Agreement, the Investment Adviser will pay the Investment Sub-Adviser a sub-advisory fee equal to 0.50% for Fund assets managed by the Investment Sub-Adviser between $0 and $50 million; 0.45% on Fund assets managed by the Investment Sub-Adviser between $50 million and $100 million; 0.40% on Fund assets managed by the Investment Sub-Adviser between $100 million and $150 million; and 0.35% on Fund assets managed by the Investment Sub-Adviser above $150 million.

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) pursuant to which the Investment Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, transaction expenses, extraordinary expenses, and expense reimbursements the Investment Adviser has deferred but is otherwise entitled to), to the extent that such expenses exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets (the “Expense Limitation”) attributable to Class W and Class I shares, respectively. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through [                ], 2020. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Investment Adviser. After one year from the effective date of the registration statement of which this prospectus is a part, the Expense Limitation Agreement may be renewed at the Investment Adviser’s and Board’s discretion.

In accordance with the Administrative Services Agreement, the Administrator will be paid the Administration Fee in connection with providing services to the Fund.

Shareholder Servicing Fee. Class W shares will pay to the Distributor a shareholder servicing fee (the “Shareholder Servicing Fee”) that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and is payable on a monthly basis. Class I shares are not subject to a Shareholder Servicing Fee. The Shareholder Servicing Fee may be used to compensate Financial Intermediaries for providing ongoing shareholder services. See “Plan of Distribution.”

Transfer Agent. DST Systems, Inc. serves as the Fund’s transfer agent (the “Transfer Agent”). See “Management of the Fund.”

Closed-End Fund Structure. Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of the Fund’s shares (at least 5%) quarterly, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Share Classes. The Fund currently offers Class W and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. Each share class has different purchase restrictions and ongoing fees and expenses as set forth in “Summary of Fund Expenses.” When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

If an investor has hired a Financial Intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for the investor. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investment Suitability. An investment in the Fund involves a considerable amount of risk, including the risk of loss of your investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objective and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Repurchase of Shares. The Fund is a specific category of closed-end fund commonly referred to as an “interval fund” and, as such, has adopted a fundamental policy requiring it to make quarterly repurchase offers, at NAV (which may vary between classes of shares), of no less than 5% and no more than 25% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”

Summary of Risks. Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on its investment or that a shareholder may lose part or all of its investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors.” Shareholders should consider carefully the following principal risks before investing in the Fund:

•	If the Fund is unable to raise sufficient capital in its continuous public offering, it may be deemed to be “closely held” within the meaning of the Code, and as a result may be unable to elect to be taxed as a REIT;

•	The Fund is a new company and has no operating history;

•	An investment in shares is not suitable for an investor if he or she needs immediate access to the money invested due to the limitations on repurchases resulting from the Fund’s operation as an interval fund;

•	The Fund has not identified any specific investments that it will make with the proceeds from this offering, and shareholders will not have the opportunity to evaluate the Fund’s new investments prior to purchasing shares;

•	The Fund’s sole investments consist of shares of common stock of Broadstone Net Lease and units of membership interest of the BTR Operating Company. If the Fund is unable to raise substantial funds in the offering, a substantial percentage of the Fund’s investments will be concentrated in these two funds, and the Fund’s overall return and a shareholder’s investment in it will be subject to the risks affecting those funds;

•	The Fund will be unable to participate in the share redemption programs of either of Broadstone Net Lease or Broadtree Residential until it first obtains an exemptive order from the SEC or is otherwise permitted to do so. There can be no assurance that the Fund will obtain such exemptive relief, that such relief will be on terms favorable to the Fund, or that such exemptive relief will be obtained in the timeframe desired by the Fund. Should the Investment Adviser determine to sell the Fund’s interests in either of Broadstone Net Lease or Broadtree Residential prior to obtaining such exemptive relief, such sale must be to persons or entities unaffiliated with the Fund or the Investment Adviser or managed or controlled by either of them, which may negatively impact the proceeds the Fund receives for such sale, and consequently the investment returns to Fund shareholders;

•	There can be no assurance that the Fund will make a specified level of cash distributions or that such distributions will increase year-to-year;

•	No public trading market for the shares will exist and as a result, an investment in the shares is illiquid;

•	The Fund will offer to repurchase shares on a quarterly basis. As a result, shareholders will have limited opportunities to sell their shares and, to the extent they are able to sell their shares under the share repurchase program, they may not be able to recover the amount of their investment in the shares;

•	Unless the Fund experiences substantial net capital appreciation and realized gains, the repurchase price for shares associated with the Fund’s periodic repurchase offers will be at a lower price than the price investors paid for shares, and the timing of the Fund’s repurchase offers may be disadvantageous to shareholders;

•	If a shareholder is able to sell his or her shares, the shareholder will likely receive less than the purchase price and the then-current NAV per share. Shareholders are subject to transfer restrictions, including transfer restrictions with regard to the Fund’s election to be taxed as a REIT, and there is no guarantee that they will be able to sell their shares. The shares sold in this offering will not be listed on an exchange. Therefore, if shareholders purchase shares in this offering, they will have limited liquidity and may not receive a full return of their invested capital if they sell their shares. See “Description of Capital Structure and Shares — Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws — Transfer Restrictions;”

•	The Board may change the Fund’s investment objective by providing shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse;

•	The amount of any distributions the Fund may make is uncertain, and the Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sale of assets, and offering proceeds. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes, which will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares;

•	This is a “best efforts” offering, and if the Fund is unable to raise substantial funds, the Fund will be limited in the number and type of investments it may make, and the value of a shareholder’s investment may be reduced in the event the Fund’s assets underperform;

•	The Fund may use leverage in connection with its investments of up to 33 1/3% of the Fund’s total assets, including leverage incurred through the Fund’s wholly owned subsidiaries, if any, and the value of the assets purchased with the proceeds of the Fund’s indebtedness, if any, which may increase the risk of loss associated with its investments. In addition, if a wholly owned special purpose vehicle of any subsidiary of the Fund is unable to pay principal and interest on borrowings it has incurred, a default could result in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the Fund;

•	The Investment Adviser and the Fund face cyber-security risks, including malware and computer virus attacks, unauthorized access, system failures and disruptions;

•	The Fund relies on the investment expertise, skill and network of the Investment Adviser. The departure of any of the key investment professionals of the Investment Adviser, or the termination of the Investment Advisory Agreement could have a material adverse effect on the Fund;

•	The Investment Adviser and its affiliates have no experience managing a registered management investment company or an interval fund;

•	The Fund’s ability to enter into transactions with its affiliates will be restricted. Part of the Fund’s investment strategy will be joint ventures and co-investment transactions, including possible joint transactions with certain of the Fund’s affiliates. Should the Fund determine to engage in certain co-investment transactions with its affiliates, the Fund will seek an exemptive order from the SEC to engage in otherwise prohibited investment opportunities with certain entities affiliated with or managed by the Investment Adviser and its affiliates. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. There is no assurance any exemptive order will be granted by the SEC;

•	The Investment Adviser will face a conflict of interest in performing services on the Fund’s behalf as a result of its investment allocation policy and its obligations to its other clients, specifically Broadstone Net Lease and Broadtree Residential. Such conflicts may not be resolved in the Fund’s favor, meaning that the Fund could invest in less attractive assets, which could limit its ability to make distributions and reduce shareholders’ overall investment;

•	The Investment Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, which could hinder the Fund’s ability to implement its investment strategy and to generate returns to shareholders;

•	In addition to the fees the Fund will pay to the Investment Adviser and the Administrator, the Fund will reimburse the Investment Adviser and the Investment Sub-Adviser for administrative costs and expenses incurred on its behalf, and these administrative costs and expenses may be substantial. These fees, costs, and expenses will also reduce cash available for investment and will increase the risk that an investor will not recover the amount invested in the Fund’s shares;

•	The Fund will be exposed to certain risks associated with its Direct Real Estate Investments, including general risks affecting all types of commercial real estate and certain specific risks associated with specific asset classes of Direct Real Estate Investments.

•	The Fund may be more susceptible than diversified funds to being adversely affected by events impacting a single borrower, geographic location, security or investment type, and is not limited with respect to the proportion of capital that may be invested in a single asset;

•	Because real estate investments are relatively illiquid, the Fund may not be able to vary its portfolio in response to changes in economic and other conditions, which may result in losses to the Fund;

•	If the Fund enters into joint ventures, the Fund will not have sole decision-making authority with respect to the joint venture and the Fund’s joint venture partners could take actions that decrease the value of the investment to the Fund and lower the Fund’s overall return;

•	The price the Fund pays for acquisitions of Direct Real Estate Investments and the terms of the Fund’s CRE Debt Investments will be based on the Investment Adviser’s projections of market demand, occupancy and rental income, as well as on market factors, and the return on the investments may be lower than expected if any of these projections are inaccurate;

•	The Fund may not have sole decision-making authority over the Private CRE Investment Funds and may be unable to take actions to protect its interests in these investments;

•	The Fund may be subject to additional risks if it fails to meet a capital call from the Private CRE Investment Funds;

•	The Fund will be subject to certain market risks, as well as a fundamental policy adopted by it as an investment company operating as an interval fund, that may make it difficult for the Fund to honor its Capital Commitments to the Private CRE Investment Funds;

•	The Private CRE Investment Funds will not be registered as investment companies under the 1940 Act and as a result, the Fund will not have the benefit of the 1940 Act’s protective provisions;

•	The Fund may indirectly invest in CRE ownership through Private CRE Investment Funds, which carry with it unique risks, including (i) the ability of the Private CRE Investment Fund to select and manage successful investment opportunities; (ii) the quality of the investments in which a Private CRE Investment Fund invests; (iii) the ability of a Private CRE Investment Fund to liquidate its investments; and (iv) general economic conditions;

•	The Fund’s investments in certain other investment funds will not be subject to the leverage restrictions imposed by the 1940 Act and as a result, the Fund could be effectively leveraged in an amount exceeding the limitations imposed by the 1940 Act;

•	The Private CRE Investment Funds, Direct Real Estate Investments, and REITs may pursue investment strategies that compete with each other or do not align with those of the Fund;

•	The Fund’s investments in the securities of publicly traded REITs will be subject to the risks affecting these REITs directly;

•	The Fund’s investments in the unsecured debt of publicly traded REITs will be subject to the credit risk of those REITs;

•	The Fund may invest in a variety of Publicly Traded CRE Securities, including those of publicly traded REITs, CMBS, REOCs, and ETFs;

•	Provision for loan losses is difficult to estimate, particularly in challenging economic environments;

•	The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” and “junk bonds,” which may increase its risk of losses;

•	The subordinate CRE Debt Investments the Fund may originate and invest in may be subject to risks relating to the structure and terms of the related transactions, as well as subordination in bankruptcy, and there may not be sufficient funds or assets remaining to satisfy the Fund’s investments, which may result in losses to the Fund;

•	Floating-rate CRE Debt Investments, which are often associated with transitional assets, may entail greater risks of default to the Fund than fixed-rate CRE Debt Investments;

•	A significant portion of the Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Board and, as a result, there may be uncertainty as to the value of the Fund’s investments;

•	During a given repurchase offer, it is possible that general economic and market conditions could cause a decline in the NAV per share prior to the repurchase date;

•	Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), could occur, which may materially adversely affect the Fund or cause the Fund to alter its investment strategy;

•	The Fund may have difficulty paying its required distributions if the Fund recognizes income before or without receiving cash representing such income;

•	Complying with REIT requirements may force the Fund to liquidate or forego otherwise attractive investments;

•	The Fund will be subject to additional risks if it makes investments internationally;

•	Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

•	The failure of the Fund to qualify as a REIT under the Code for U.S. federal income tax purposes would subject the Fund to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to shareholders;

•	Complying with REIT requirements may cause the Fund to borrow funds to make distributions or otherwise depend on external sources of capital to fund such distributions, or to forego otherwise attractive opportunities or liquidate otherwise attractive investments; and

•	REIT distribution requirements could adversely affect the Fund’s ability to execute its investment strategy.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

U.S. Federal Income Tax Considerations. The Fund intends to elect to be taxed as a REIT. The Fund believes that it is organized, and expects to operate, in such a manner to qualify for taxation as a REIT.

The Fund’s qualification and taxation as a REIT will depend upon its ability to meet on a continuing basis, through actual operating results, distribution levels, and diversity of share and asset ownership, the various and complex REIT qualification tests imposed under the Code. See “U.S. Federal Income Tax Considerations” below. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year.

If the Fund qualifies as a REIT, it will be allowed to deduct dividends paid to its shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that it timely distributes as dividends to its shareholders. The Fund intends to make distributions to its shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT requirements. See “U.S. Federal Income Tax Considerations” below.

Distribution Policy. The Fund’s distribution policy is to make quarterly distributions to shareholders. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the quarterly distribution policy from time to time. See “Dividend Reinvestment Policy.”

Custodian. UMB Bank, N.A. (“Custodian”) serves as the Fund’s custodian. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES

	Class W	Class I
Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	None	None
Redemption Fee on Shares Repurchased Within 90 Days of Purchase (as a percent of proceeds)	2.00%	2.00%
Contingent Deferred Sales Charge	None	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.25%	1.25%
Interest on Borrowed Funds(1)	0.75%	0.75%
Other Expenses(2)	2.17%	2.17%
Shareholder Servicing Expenses(3)	0.25%	None
Distribution Fee	None	None
Acquired Fund Fees and Expenses(4)	None	None
Total Annual Expenses(5)	4.42%	4.17%
Fee Waiver and Reimbursement(6)	(1.68)%	(1.68)%
Total Annual Expenses (after fee waiver and reimbursement)(7)	2.74%	2.49%

(1)	The Fund may borrow funds to make investments, including before it has fully invested the initial proceeds of this offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities, would be indirectly borne by its shareholders. The figure in the table assumes the Fund borrows for investment purposes an amount equal to 25% of its average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%. The Fund’s ability to incur leverage during the twelve months following effectiveness of the registration statement depends, in large part, on the amount of money the Fund is able to raise through the sale of shares registered in this offering and capital markets conditions. The Fund does not intend to issue preferred stock or convertible securities in the first 12 months following effectiveness of the registration statement.
(2)	Estimated for current fiscal year.
(3)	Class W shares will pay a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class W shares and will be payable on a monthly basis. The Shareholder Servicing Fee may be used to compensate Financial Intermediaries for providing ongoing shareholder services. Class I shares are not subject to a shareholder servicing fee. See “Plan of Distribution.”
(4)

The Investment Adviser will waive Management Fees on that portion of the Fund’s assets consisting of shares of Broadstone Net Lease and units of the BTR Operating Company, regardless of whether they are the only investment securities held by the Fund. Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the investment companies in which the Fund intends to invest that are investment companies or would be deemed investment companies under the 1940 Act but for the exceptions set forth in Sections 3(c)(1) or 3(c)(7) of the 1940 Act (“Portfolio Funds”). These indirect costs may include performance fees paid to the Portfolio Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by these Portfolio Funds. Some or all of the Portfolio Funds in which the Fund intends to invest generally charge asset-based management fees. The Portfolio Fund managers may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. The Portfolio Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and up to 20% of net profits as a carried interest allocation. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Portfolio Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect

“Acquired Fund Fees and Expenses.” The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements, when issued, include only the direct operating expenses incurred by the Fund. These fees payable to, and the operating expenses of, Portfolio Funds are estimates and the actual fees paid by the Fund on its Portfolio Fund investments may be higher or lower than the numbers shown.
(5)	As estimated for the next 12 months, including all estimated fees and expenses of the Fund’s wholly owned subsidiaries.
(6)	The Investment Adviser and the Fund have entered into the Expense Limitation Agreement pursuant to which the Investment Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, transaction expenses, extraordinary expenses and expense reimbursements the Investment Adviser has deferred but is otherwise entitled to), to the extent that such expenses exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets attributable to Class W and Class I shares, respectively. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through [ ], 2020. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Investment Adviser. See “Management of the Fund.” After one year from the effective date of the registration statement of which this prospectus is a part, the Expense Limitation Agreement may be renewed at the Investment Adviser’s and Board’s discretion.
(7)	Total annual expenses do not include the indirect fees and expenses of the Private CRE Investment Funds that are not investment companies or would be investment companies but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act. The indirect fees and expenses of the Private CRE Investment Funds include management fees, administration fees and professional and other direct, fixed fees and expenses of the Private CRE Investment Funds.

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table assumes that the Fund issues shares in an amount equal to $100 million. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 78 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return and no redemption of shares (the example assumes the Expense Limitation Agreement will remain in effect for only two years):

Example	1 Year	3 Years	5 Years	10 Years
Class W	$28	$102	$196	$434
Class I	$25	$95	$184	$413

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return (the example assumes the Expense Limitation Agreement will remain in effect for only two years), and you redeemed your shares in full at the end of such period.

Example	1 Year	3 Years	5 Years	10 Years
Class W	$28	$102	$196	$434
Class I	$25	$95	$184	$413

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee provided they have held their shares in excess of 90 days. However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Administrator, currently $10.00. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund was formed on September 22, 2017, as a Maryland corporation registered under the 1940 Act as a non-diversified, closed-end management investment company, and is operated as an interval fund. An interval fund is a type of closed-end investment company that is required to offer to repurchase its shares from shareholders at periodic intervals, in the Fund’s case, quarterly. The First Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The Fund’s principal office is located at 800 Clinton Square, Rochester, NY 14604, and its telephone number is (585)-287-6500.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective, strategies, and policies (as stated below). The Fund will pay offering expenses incurred with respect to its continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective, the Fund will invest in money market funds. Shareholders should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets purchased with proceeds from this offering would earn interest income at a modest rate.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. There can be no assurance that the Fund will achieve its investment objective.

By investing in the Fund, the Investment Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits.

•	Real Estate Access — An investment in the Fund may be appropriate for long-term investors seeking to add real estate exposure to their overall investment portfolio and provides investors an opportunity to access real estate related investments through the Fund, including Direct Real Estate Investments, Private CRE Investment Fund investments, Publicly Traded CRE Securities, and CRE Debt Investments, all of which will represent a direct or indirect investment in real estate.

•

Real Estate Diversification — Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund intends to pursue its investment strategies by strategically investing across a diversified portfolio of the securities of Direct Real Estate Investments, Private CRE Investment Fund investments, Publicly Traded CRE Securities, and CRE Debt Investments, all of which will represent a direct or indirect investment in real estate. The Fund expects that its investments will provide investment exposure across real estate asset classes, property types, positions in the Capital Stack, and geographic locations. The Fund concentrates its investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate and real estate-related securities.

•	Multi-Strategy, Multi-Manager, Multi-Sector Investment Strategy — Given the investment strategy of the Fund, investors are able to execute a multi-strategy, multi-manager, multi-sector strategy by making a single investment in the Fund, without incurring the high minimum investment requirements that most institutional asset managers typically impose on shareholders and that are typically required to purchase direct interests in real estate.

•	Access to Institutional Managers — Many Private CRE Investment Funds are intended for large, institutional investors and have a large minimum investment size and other investor criteria that might otherwise limit their availability to individual, non-institutional investors. Thus, the Fund enables investors to invest in Private CRE Investment Fund managed by institutional investment managers that may not be otherwise available to individual, non-institutional investors.

•	More Attractive Investment Terms — By taking advantage of volume and other discounts that typically are not available to individual investors, the Investment Adviser believes that the Fund may be able to provide certain economies of scale to investors through a reduction in the fees charged by the Private CRE Investment Funds in which the Fund invests and which may not otherwise be permitted or available to individual investors.

The Fund’s real estate industry concentration policy is fundamental and may not be changed without shareholder approval. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Investment Strategy

Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of institutional quality real estate and real estate-related investments, which will be comprised of the following primary asset classes: (i) Direct Real Estate Investments, (ii) Private CRE Investment Funds, (iii) Publicly Traded CRE Securities, and (iv) CRE Debt Investments.

Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack, and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — Risks Associated with the Fund’s Investments Generally — The Fund will be subject to additional risks if it makes investments internationally.” The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund.

Fund’s Target Investment Portfolio

The Fund executes its investment strategy primarily by seeking to invest in a broad portfolio of investments across four primary asset classes:

•	Direct Real Estate Investments,

•	Private CRE Investment Funds,

•	Publicly Traded CRE Securities, and

•	CRE Debt Investments.

The Investment Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements, and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Investment Adviser will have sole discretion to make all investments in the Fund, but has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities to the Investment Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.”

Underlying CRE Assets of Fund Investments

The CRE assets underlying the Fund’s Direct Real Estate Investments, Private CRE Investment Fund investments, Publicly Traded CRE Securities investments, and CRE Debt Investments will consist of two broad categories of real estate and four broad types of real estate.

The two broad categories of underlying CRE are:

•	Core

•	Non-Core

The four broad types of underlying CRE are:

•	Office

•	Retail

•	Multifamily

•	Industrial

The Fund may also invest in a variety of other alternative CRE that are not included in the four broad types of CRE.

Categories of Underlying CRE

The two categories of underlying CRE are discussed below.

Core. Core real estate investments are (i) generally limited to well-located properties with significant occupancy rates and (ii) properties that generally utilize a modest amount of leverage (“Core Properties”). These Core Properties provide relatively lower and more stable returns, and are typically located in primary markets and in the main property types (office, retail, multifamily, industrial, and other alternative CRE properties). Core Properties are stable, well-maintained, well-leased, and often “Class A” properties that have investment grade tenants and above-average rents.

Non-Core. Non-core real estate investments generally present higher risk than Core Properties but with the possibility of higher returns (“Non-Core Properties”). A Non-Core Property typically involves one or more of the following: (i) a property with a greater leasing risk than a Core Property, (ii) a property with a loan-to-value ratio exceeding ratios customary for Core Properties, and (iii) a property that may be functionally or economically obsolete, require rehabilitation, or forward commitments as to construction or other capital needs. Non-Core Property investing is generally divided into “opportunistic” and “value-added” investing. “Opportunistic” investing typically presents the greatest risk and little or no expected income return, but with the perceived inherent property values that present the potential for a return higher than with Core Property or value-added investing. Opportunistic investing focuses on properties that need significant rehabilitation to realize their potential. These properties may be highly distressed properties, new development projects, or may have significant vacancies at the time of acquisition. In many cases, opportunistic investments are generating little to no current cash flow and include varying degrees of leverage. Much of the return on these investments will be generated on the back-end, in the form of future rental income or the sale or refinancing of the asset. “Value-added” investing typically entails less risk than opportunistic investing (though greater risk than Core Property investing), with limited expected income return and the perceived potential for a total return greater than Core Property investing but less than opportunistic investing. Value-added investing targets properties that unlike opportunistic investing may have in place existing cash flow, but may not be realizing their full cash flow potential due to management or operational problems, required physical improvements or capital constraints. These properties often require enhancement to upgrade them to higher quality properties. A value-added investor may seek to increase the cash flow over time by making improvements or fixing obsolescences or deficiencies to the asset that will allow it to command higher rents, increasing efforts to lease vacant space at the property to quality tenants, or improving the management of the property and thereby increasing customer satisfaction or lowering operating expenses where possible. Once the operator has successfully increased the net operating income at the property, they typically seek to sell the asset to capture the resulting appreciation in value.

Types of Underlying CRE

Although the Fund is not limited in the types of real estate in which it may invest, the Fund expects that it will invest, directly or indirectly, in the four broad types of real estate, plus other types of alternative CRE that are not included in the four broad types of CRE, all of which can be both Core Properties or Non-Core Properties:

Office. Office sector properties are generally categorized based upon location and quality. Buildings may be located in Central Business Districts or suburbs. Buildings are also classified by general quality and size, ranging from Class A properties which are generally large-scale buildings of the highest-quality to Class C buildings which are below investment grade.

Retail. The retail sector is comprised of five main formats: neighborhood retail, community centers, regional centers, super-regional centers and single-tenant stores. Location, convenience, accessibility and tenant mix are generally considered to be among the key criteria for successful retail investments. Retail leases tend to range from three to five years for small tenants and 10 to 15 years for large anchor tenants. Leases, particularly for anchor tenants, may include a base payment plus a percentage of retail sales. Income and population density are generally considered to be key drivers of local retail demand.

Multifamily. Multifamily properties are generally defined as having five or more dwelling units that are part of a single complex and offered for rental use as opposed to detached single-family residential properties. There are three main types of multifamily properties — garden-style (mostly one-story apartments), low-rise and high-rise. Apartments generally have the lowest vacancy rates of any property type, with the better performing properties typically located in urban markets or locations with strong employment and demographic dynamics.

Industrial. Industrial properties are generally categorized as warehouse/distribution centers, research and development facilities, flex space or manufacturing. The performance of industrial properties is typically dependent on the proximity to economic centers and the movement of trade and goods. In addition, industrial properties typically utilize a triple-net lease structure pursuant to which the tenant is generally responsible for property operating expenses in addition to base rent which can help mitigate the risks associated with rising expenses.

Other Alternative Direct Real Estate Investments. In addition to office, retail, multifamily, and industrial CRE properties, the Fund may also acquire other alternative types of CRE properties, including but not limited to student housing, data centers, self-storage, wireless towers, truck terminals, single family rentals, manufactured housing, hospitality, and medical and healthcare facilities, including hospitals, medical office buildings, senior housing, skilled nursing facilities, assisted living facilities, and research facilities.

Asset Class: Direct Real Estate Investments

The Fund’s Direct Real Estate Investments will consist of these two broad categories and four broad types of CRE, plus other types of alternative CRE that are not included in the four broad types of CRE, and will be evaluated using the characteristics set forth above in describing the underlying CRE assets. Investments in Direct Real Estate Investments may be held through Real Estate Investment Vehicles. See “— Direct Real Estate Investments — Potential Investment Structures.”

Asset Class: Private CRE Investment Funds

Private CRE Investment Funds are private, institutional investment funds that invest primarily in real estate and real estate-related investments and are managed by institutional asset managers with expertise in investing in real estate and real estate-related investments. The Fund expects that the underlying CRE assets of its Private CRE Investment Fund investments will consist of the two broad categories and four broad types of CRE noted above, plus other types of alternative CRE that are not included in the four broad types of CRE. See “— Underlying CRE Assets of Fund Investments.”

The Fund seeks, through the Private CRE Investment Funds, to focus primarily on direct real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Fund will invest no more than 10% of its net assets in pooled investment vehicles, including Private CRE Investment Funds that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund has not set a limitation on the amount of its investments that it may invest in all other Private CRE Investment Funds (i.e., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate). The Fund expects that many of the Private CRE Investment Funds generally will charge a management fee of 1.00% to 2.00%, and up to 20% of net profits as a “carried interest” allocation.

The Fund will invest in two primary types of Private CRE Investment Funds, which differ based on the stated term of the Private CRE Investment Fund and its ability to issue new interests:

•	Term Private CRE Investment Funds, which are Private CRE Investment Funds that generally have a fixed term, a fixed number of interests, which are not eligible to be redeemed, and a fixed investment period of typically two to three years following the fund’s final closing. Investor commitments are drawn down over the life of such Term Private CRE Investment Fund as needed to make investments. Over time, distributions from investment income and realized proceeds are paid back to investors until the entire portfolio has been liquidated and the Term Private CRE Investment Fund is dissolved.

•	Liquid Private CRE Investment Funds, which are Private CRE Investment Funds that can issue and redeem interests on a continuous basis (usually quarterly). There is no fixed term to the life of the Liquid Private CRE Investment Fund and an investor will generally purchase shares directly rather than from the existing shareholders, as there is a continuous market for the sale and redemption of the shares by the fund itself.

The Fund allows investors to gain access to Private CRE Investment Funds that may not otherwise be available to individual investors. By investing in multiple different Private CRE Investment Funds or portfolios of Private CRE Investment Funds, the Investment Adviser believes the Fund’s investors can gain access to a broad range of strategies and sectors in real estate and real estate-related investments. As a result of the Fund’s investments in the Private CRE Investment Funds, individual investors will be indirectly investing side by side with institutional asset managers, pension funds, sovereign wealth funds, and other sophisticated institutional investors. By investing in real estate through Private CRE Investment Funds, the Fund intends to provide investors with exposure to various institutional asset managers with expertise in managing portfolios of real estate. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, through the investment of the Fund’s assets across a spectrum of Private CRE Investment Funds, the Fund seeks to provide the Fund’s investors with significant diversification of institutional asset managers, risk-reward profiles and underlying types of real estate in which the Private CRE Investment Funds invest. Through this diversification, the Fund seeks to achieve lower volatility of its portfolio and decreased correlation with the broader capital markets.

Asset Class: CRE Debt Investments

The Fund expects that its CRE Debt Investments will be secured by or issued in connection with the two broad categories and four broad types of CRE noted above, plus other types of alternative CRE that are not included in the four broad types of CRE. See “— Underlying CRE Assets of Fund Investments.” Like the Direct Real Estate Investments, the Fund intends to invest in CRE Debt Investments directly, or indirectly through Private CRE Investment Funds that focus on CRE debt instruments or through Direct Real Estate Investments, as more fully described below. See “— Direct Real Estate Investments — Potential Investment Structures.” The Fund expects that the Fund will invest in CRE Debt Investments by engaging in any of the following transactions: directly originating loans and purchasing or participating in other debt investments, purchasing them from third-party sellers, or investing in or purchasing the securities through Private CRE Investment Funds that focus on CRE debt instruments or through the use of a Real Estate Investment Vehicle. Although the Fund generally prefers the benefits of direct origination, opportunities may arise to purchase CRE Debt Investments, possibly at discounts to par, which will compensate the Fund for the lack of control or structural enhancements typically associated with directly structured investments. The experience of the Investment Adviser’s management team in both disciplines will provide the Fund flexibility in a variety of market conditions.

The Fund expects that the CRE Debt Investments will consist of the following types of CRE debt:

First Mortgage Loans. First mortgage loans are loans that have the highest priority to claims on the collateral securing the loans in foreclosure. First mortgage loans generally provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s favorable control features which at times may mean control of the entire capital structure.

Subordinate Mortgage Loans. Subordinate mortgage loans are loans that have a lower priority to collateral claims. Investors in subordinate mortgages are compensated for the increased risk from a pricing perspective as compared to first mortgage loans but still benefit from a direct lien on the related property or a security interest in the entity that owns the real estate. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full. Rights of holders of subordinate mortgages are usually governed by participation and other agreements.

Mezzanine Loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Investors in mezzanine loans are compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements.

Participations in Loans. For certain select real estate-related loans, including investments in first mortgage loans, subordinate mortgage loans, mezzanine loans, and other CRE-related loans, the Fund may enter into participation agreements or intercreditor agreements to a right to a horizontal or vertical portion of a capital structure.

Preferred Equity. Preferred equity is a type of loan secured by the general or limited partner interest in an entity that owns real estate or real estate-related investments. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. Investors in preferred equity are typically compensated for their increased credit risk from a pricing perspective with fixed payments but may also participate in capital appreciation. Upon a default by a general partner of a preferred equity issuer, there typically is a change of control event and the limited partner assumes control of the entity. Rights of holders of preferred equity are usually governed by partnership agreements.

Equity Participations or “Kickers.” In connection with the Fund’s CRE Debt Investment origination activities, the Fund may pursue equity participation opportunities, in instances when the Investment Adviser believes that the risk-reward characteristics of the loan merit additional upside participation. Equity participations are typically paid in the form of additional interest, exit fees, percentage of sharing in refinance or resale proceeds or warrants in the borrower.

Potential Investment Structures

As noted above, the Fund will gain exposure to both Direct Real Estate Investments and CRE Debt Investments both directly and indirectly through its investments in the securities of the Direct Real Estate Investments. However, the potential investment structure of the Direct Real Estate Investments themselves will also vary. The Direct Real Estate Investments may be held by wholly owned subsidiaries of the Fund or by entities in which the Fund has a majority or minority interest. The Direct Real Estate Investments will primarily consist of three types of potential investment structures: (i) wholly owned subsidiaries of the Fund (“Wholly Owned Entities”), (ii) entities in which the Fund will co-invest alongside affiliates of the Fund, including those of the Investment Adviser, as well as possible unaffiliated third party investors (“Co-Investment Entities”), and (iii) entities in which the Fund will co-invest solely alongside unaffiliated third party investors (“Joint Venture Entities”). The underlying Direct Real Estate Investments and CRE Debt Investments to be held by a Wholly Owned Entity, a Co-Investment Entity, or a Joint Venture Entity will be evaluated using the criteria described elsewhere in this prospectus.

Wholly Owned Entities. The Fund intends to invest in Direct Real Estate Investments and CRE Debt Investments through one or more Wholly Owned Entities. Direct Real Estate Investments through these Wholly Owned Entities may include fee simple (i.e., an absolute title to the underlying real estate free of any other claims), leasehold ownership, or a partnership interest in the underlying real estate. Unlike investments through Co-Investment Entities or Joint Venture Entities, the Fund will maintain complete ownership of the underlying Direct Real Estate Investments or CRE Debt Investment held by the Wholly Owned Entity and as a result, the Fund will bear all risks associated with the underlying Direct Real Estate Investments or CRE Debt Investment. However, the Fund will have greater flexibility as to disposition or restructuring of a CRE Debt Investment or the renovation, redevelopment, repositioning, or disposition of an underlying Direct Real Estate Investments held by the Wholly Owned Entity because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying Direct Real Estate Investments or CRE Debt Investment. Further, investments in real estate made through a Wholly Owned Entity will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses.

The Fund will look through any of its subsidiaries for purposes of compliance with diversification, borrowings, and concentration requirements and restrictions.

Co-Investment Entities. Instead of acquiring full ownership of Direct Real Estate Investments or CRE Debt Investments through a Wholly Owned Entity, the Fund may acquire partial interests by entering into co-investment agreements with affiliates of the Investment Adviser. The Fund’s ownership percentage in the Co-Investment Entity will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying CRE Debt Investments or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying Direct Real Estate Investments, as applicable, owned by the Co-Investment Entity. The Fund’s investments in real estate through the securities of a Co-Investment Entity with its affiliates is subject to the requirements of the 1940 Act and receipt of an exemptive order from the SEC allowing it to co-invest with certain of its affiliates. Any such exemptive order from the SEC with respect to co-investments will impose extensive conditions on the terms of any co-investment made by an affiliate of the Fund. There can be no assurance that the Fund will obtain such relief. See “Risk Factors — Risks Related to Regulatory Matters — The Fund’s ability to enter into transactions with its affiliates will be restricted.” Certain unaffiliated third parties may also invest in the Co-Investment Entity on terms that may vary from those of the Fund or its affiliates. The Fund expects that any unaffiliated third parties that will invest alongside the Fund in a Co-Investment Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation. Co-investments made by the Fund may result in certain conflicts of interest. See “Conflicts of Interest.”

Joint Venture Entities. The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, real estate developers, owners, or other non-affiliated third parties for the purpose of owning or operating Direct Real Estate Investments or CRE Debt Investments through Joint Venture Entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying Direct Real Estate Investments or CRE Debt Investments held by the Joint Venture Entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, because neither it nor its joint venture partners would have full control over the investments held by the Joint Venture Entity. See “Risk Factors — If the Fund enters into joint ventures, the Fund will not have sole decision-making authority with respect to the joint venture and the Fund’s joint venture partners could take actions that decrease the value of the investment to the Fund and lower the Fund’s overall return.” Unlike investments in Wholly Owned Entities, investments in Joint Venture Entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. As with a Co-Investment Entity, the Fund expects that the other unaffiliated third party joint venture partners that will invest alongside the Fund in a Joint Venture Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation.

The Fund has not established safeguards it will apply to, or be required in, the Joint Venture Entities. Particular safeguards the Fund will require for investments in Joint Venture Entities will be determined on a case-by-case basis after the Investment Adviser and the Fund’s management consider all facts they feel are relevant, such as the nature and attributes of the Fund’s other potential Joint Venture Entity partners, the proposed structure of the Joint Venture Entity, the nature of the operations, liabilities and assets the Joint Venture Entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other Joint Venture Entity parties. The Fund expects to consider specific safeguards to address potential consequences relating to:

•	The management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture.

•	The Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances.

•	The Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfers.

Asset Class: Publicly Traded CRE Securities

In addition to Direct Real Estate Investments, Private CRE Investment Funds, and CRE Debt Investments, the fourth asset class in which the Fund will invest is Publicly Traded CRE Securities. Publicly Traded CRE Securities consist of those of publicly traded REITs, unsecured REIT debt, REIT preferred stock, CMBS, REOCs, and ETFs. The Fund expects that the underlying CRE assets of its Publicly Traded CRE Securities investments will consist of the two broad categories and four broad types of CRE noted above, plus other types of alternative CRE that are not included in the four broad types of CRE. See “— Underlying CRE Assets of Fund Investments.” The Investment Adviser has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities to the Investment Sub-Adviser.

Publicly Traded REITs (Equity or Debt). The Fund may invest in REITs, both directly and through its investments in Private CRE Investment Funds that qualify as REITs under the Code. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests. Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. They typically pay out all of their taxable income as dividends to shareholders. In turn, shareholders pay the income taxes on those dividends.

Unsecured REIT Debt. The Fund may also acquire senior unsecured debt of publicly traded REITs that acquire and hold real estate. Publicly traded REITs may own large, diversified pools of CRE properties or they may focus on a specific type of property, such as office properties, industrial warehouses, and multifamily or apartment properties). Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss. Corporate bonds issued by these types of REITs or their operating partnerships are usually rated investment grade and benefit from strong covenant protection.

REIT Preferred Stock. The Fund may invest in preferred stocks issued by REITs. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for the REIT’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

CMBS. CMBS are commercial mortgages pooled in a trust and are principally secured by real property or interests. Accordingly, these securities are subject to all of the risks of the underlying loans. CMBS are structured with credit enhancement, as dictated by the major rating agencies and their proprietary rating methodologies, to protect against potential cash flow delays and shortfalls. This credit enhancement usually takes the form of allocation of loan losses to investors in reverse sequential order of priority (equity to AAA classes), whereas interest distributions and loan prepayments are usually applied sequentially in order of priority (AAA classes to equity).

The typical commercial mortgage is a five or ten-year loan, with a 30-year amortization schedule and a balloon principal payment due on the maturity date. Most fixed-rate commercial loans have strong prepayment protection and require prepayment penalty fees or defeasance. The loans are often structured in this manner to maintain the collateral pool’s cash flow or to compensate the investors for foregone interest collections.

REOCs. The Fund may invest in REOCs, both directly and through its investments in Private CRE Investment Funds. REOCs are companies that invest in real estate and whose shares trade on a public exchange. A REOC is similar to a REIT, except that a REOC will reinvest its earnings, rather than distributing them to unit holders as REITs do. Additionally, REOCs are more flexible than REITs in terms of what types of real estate investments they can make. REOCs will be used by the Fund to generate current income and provide substantial liquidity for the Fund, while having low to moderate correlation to the broader equity markets. The Fund invests in REOCs by purchasing their common stock, preferred stock, debt or warrants.

ETFs. An ETF typically holds a portfolio of securities or contracts designed to track a particular index, market segment, a commodity, bonds, or a basket of assets like an index fund. They are traded similarly to stocks and listed on major stock exchanges. Potential benefits of ETFs include diversification, cost and tax efficiency, liquidity, marginability, utility for hedging, the ability to go long and short, and (in some cases) quarterly dividends. Most ETFs are index funds, and tracking an index is less expensive than an actively managed fund. Further, most ETF trades take place with other investors, rather than with the fund company. As a result, ETF expense ratios are typically lower than other funds. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

Other Investment Vehicles

In addition to the four primary asset classes, the Fund may make investments in other investment vehicles such as closed-end funds, mutual funds and unregistered funds that invest principally, directly or indirectly, in real estate. Shares of closed-end funds are typically listed for trading on major stock exchanges and, in some cases, may be traded in other over-the-counter markets.

Investment Process Overview

The Fund’s investment process is a collaborative effort between the Investment Adviser and the Investment Sub-Adviser, and the Fund expects to benefit from their combined real estate, transaction expertise, and deal-sourcing capabilities. The Investment Adviser will have sole discretion to make investments in the Fund, but has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities to the Investment Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.” The Investment Adviser will be responsible for overseeing the management of the Fund’s activities, including its investment strategy, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of its portfolio, subject to the oversight of the Board. The Investment Adviser and the Investment Sub-Adviser intend to hold regular meetings to plan and discuss the Fund’s investment strategy and policies, current market developments, and investment goals. The Fund believes that the experience and investment approach of the Investment Adviser’s and the Investment Sub-Adviser’s respective affiliates and management teams will allow the Fund to successfully execute its investment strategy. See “Portfolio Management” for biographical information regarding the Investment Adviser’s senior investment professionals.

The Fund expects that it will follow the same general investment process for each investment, regardless of the asset class. All investment decisions at the Investment Adviser require an approval from its investment committee (the “Investment Committee”). The Investment Committee comprises seven investment professionals that each bring different perspectives to investment opportunity evaluation. The Investment Committee performs the following functions:

•	Preliminary Investment Review: preliminary review and approval of a potential investment opportunity’s terms. During this stage, the Investment Committee ensures that a potential investment opportunity conforms to the Fund’s investment objectives and desired risk profile, and identifies further analyses to be performed by the underwriting teams prior to final approval.

•

Final Approval: final approval of a potential investment opportunity after evaluating all aspects of the investment, including, but not limited to, the return profile, risks, management team credentials, real estate fundamentals, and legal, accounting, and tax issues. During this stage, the Investment Committee makes a final determination regarding whether a particular proposed investment opportunity meets the Fund’s investment objectives, strategies, and policies, and whether to make the proposed investment.

•	Ongoing Portfolio Review: on an ongoing basis after an investment is made, the Investment Committee considers each investment’s suitability relative to the investment objectives, target investments, return metrics, and risk profile of the Fund, while also weighing the investment’s impact on the Fund’s portfolio, including sector, regional, and manager diversification, and other factors and requirements.

Once the Investment Committee has completed the final review and approval of an investment, the Investment Adviser will have the discretion to make the investment consistent with the Fund’s investment objectives and strategies.

Investment Strategy and Criteria Used in Selecting Investments

The Fund’s disciplined investment strategy focuses on identifying investments that have:

•	attractive risk-adjusted returns;

•	low correlation to the broader markets;

•	low to moderate volatility; and

•	an emphasis on income generation.

The Fund utilizes a multi-strategy, multi-sector approach. The Investment Adviser will use both a quantitative and qualitative screening process when selecting investments for the Fund in connection with its strategy. The Investment Adviser conducts research on various real estate investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. When constructing and balancing the Fund’s portfolio, the Investment Adviser selects investments that it believes have relatively low volatility and have the potential to generate sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

On-going monitoring of the Fund’s investments will be utilized to assist the Investment Adviser in maintaining portfolio allocations and managing cash in-flows and outflows. The Investment Adviser may strategically rebalance its targeted asset allocation mix according to the current market conditions, but will remain true to its fundamental analysis with respect to each real estate asset class and sector risk, as applicable, over time. The Investment Adviser manages investments over a long-term time horizon while being mindful of the historical context of the capital markets. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

Investment Strategy — Direct Real Estate Investments

The Fund intends to employ a multi-sector approach to diversify its Direct Real Estate Investments by property sector — for example, across retail, office, multifamily, hospitality, industrial, medical and/or self-storage sectors. Because each real estate sector has its own investment cycle, correlations across property sectors are generally low. Thus employing a multi-sector approach should assist the fund in achieving its objective of lower portfolio volatility as well as lower correlation with the broader markets.

For its Direct Real Estate Investments, the Fund targets acquisitions of fee simple interests (i.e., an absolute title to the underlying real estate free of any other claims) in individual properties with an emphasis on increasing cash available for distribution and long-term capital appreciation from growth in the rental income and value of the Fund’s properties. The criteria for selecting properties is based on the underlying characteristics and fundamentals of the particular real estate sector and multiple layers of underwriting evaluation, including, but not limited to, fundamental value and characteristics of the property, creditworthiness of the tenant, economic characteristics of the area where the property is located, market support for current rents with potential for rent growth, forecasts for operating expenses, correction of any deferred maintenance, required capital expenditures, and transaction structure and pricing.

The Fund believes it can achieve an appropriate risk-adjusted return through rigorous underwriting standards and conservatively project a property’s potential to generate targeted returns from current and future cash flows. The Fund believes its targeted returns can be achieved through a combination of in-place income at the time of acquisition, rent growth, and a property’s potential for appreciation. To achieve an appropriate risk-adjusted return, the Fund intends to maintain a diversified portfolio of Direct Real Estate Investments spread across multiple sectors, tenants, industries, and geographic locations.

Investment Strategy — Multi-Manager Diversification for Private CRE Investment Funds

The Fund intends to identify and invest in various institutional asset managers of Private CRE Investment Funds with expertise in managing portfolios of real estate and real estate-related securities, as applicable. The Investment Adviser will evaluate asset managers based on their experience, expertise, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies.

Many Private CRE Investment Funds have large minimum investment size and stringent investor qualification criteria intended to limit their direct investors to mainly institutions such as endowments and pension funds — as such, the Fund enables investors to indirectly invest with experienced institutional investment managers. The Fund intends to utilize this approach to further diversify the portfolio so as to achieve lower volatility and lower correlation to broader markets.

These institutional strategies may include any of the following:

Core. The Fund’s “core” strategy targets high-quality Core Properties with real estate assets that provide relatively lower and more stable returns. Such Core Property investments are typically located in primary markets and in the main property types (office, retail, multifamily, industrial, and other alternative CRE properties). Core Properties are stable, well-maintained, well-leased and often of the Class A variety. For example, office properties tend to be Class A buildings with investment grade tenants. Multifamily Core Properties are usually in major metropolitan cities with higher rental rates. Retail would typically be more traditional neighborhood and community strip-mall centers, as well as regional and super regional malls. The Investment Adviser believes that warehouse and research and development properties in strong distribution centers typically offer better chances for predictable cash flow within the industrial sector. As an example, a Class A office Core Property may broadly be defined as 100,000 square feet or larger (five or more floors), concrete and steel construction, recently built and/or very well maintained (excellent condition), with business/support amenities and in a strong identifiable location with good access to a primary metropolitan market. Class A Core Properties are the most prestigious buildings competing for premier tenants with rents above average for the area.

Core Plus. The Fund’s “core plus” strategy seeks moderate risk portfolios with real estate that provides moderate returns. Such investments would ordinarily be considered Core Properties but require a modest value add management approach. A core plus portfolio requires slightly more complex financial structuring and management intensive focus than core portfolio of investments. Focus is on the main property types, in both primary and secondary markets, in Class A or lower quality buildings that require some form of enhancement (i.e. repositioning, redevelopment and/or releasing). In comparison to the Class A example above, a Class B property may be renovated and/or in good condition, potentially smaller in size, in a good location in a primary or secondary metropolitan market. Class B properties compete for a wide range of users with rents in the average range for the area.

Value Add. The Fund’s “value add” strategy typically focuses on more aggressive active asset management and often employs more leverage. Such Non-Core Properties typically are lower quality buildings, in both primary and secondary markets in the main property types. Properties are considered value add when they exhibit management or operational problems, require physical improvement, and/or suffer from capital constraints. These properties often require enhancement to upgrade them to higher quality properties (i.e., redevelopment/repositioning/ re-tenanting).

Opportunistic or Distressed. The Fund’s “opportunistic” or “distressed” investments typically focuses on the most aggressive and active asset management strategies, typically on growth and development oriented or centered properties, and/or on property repositioning or redevelopment strategies. Such Non-Core Properties typically offer the highest overall expected return potential, but also carry the highest risk. They frequently utilize high degrees of financial leverage and require substantial capital investment. Typically, a significant portion of the return on the underlying asset is achieved upon its sale or refinancing, with limited or no current income generation.

CRE Debt Investments. The Fund may also invest in institutional funds comprised of CRE Debt Investments. CRE Debt Investment opportunities provide potential for attractive current return with little to no capital appreciation. The Fund’s CRE Debt Investment strategy would focus primarily on portfolios of senior secured loans backed by stabilized properties.

Investment Strategy — Investment Sub-Adviser Process

The Investment Sub-Adviser utilizes a “bottom-up” fundamental approach in its security selection process with a primary focus on the value of the underlying assets of the issuer of CRE Publicly Traded Securities. The Investment Sub-Adviser’s investment strategies are managed on a team basis. The Investment Sub-Adviser and its personnel seek to determine the value of a CRE Publicly Traded Security issuer’s underlying real estate and compare that value to such issuer’s stock price. Utilizing that comparison, the Investment Sub- Adviser seeks to identify issuers that have valuable real estate holdings as compared to their stock price. The Investment Sub-Adviser portfolio holdings may include domestic real estate securities, global real estate securities, and income producing real estate debt securities. The Investment Sub-Adviser will meet regularly with the Investment Adviser to review the strategy and security selection process.

For that portion of the Fund’s investment portfolio allocated to the Publicly Traded CRE Securities strategy, the Investment Sub-Adviser seeks a total return in excess of FTSE NAREIT Equity REIT Index by investing in a diversified portfolio of Publicly Traded CRE Securities. In addition to the selection and recommendation of CRE Publicly Traded Securities consistent with the investment policies adopted by the Fund with respect to the portion of the Fund’s investment portfolio allocated to Publicly Traded CRE Securities, the Investment Sub-Adviser may also engage in certain “covered call option strategies” involving Publicly Traded CRE Securities on behalf of the Fund.

A call option is a financial instrument conferring the right of the holder to purchase shares of a particular stock or stock index at a predetermined price (called the “strike price” or “exercise price”) by a certain date. The purchaser of a call option pays the seller of the option (called the “writer” of the option) a premium for the option. For purchasers who think the underlying stock or stock index will go up dramatically, call options provide a way to profit from the increase at a smaller investment amount than a direct investment in the underlying stock or stock index. If the stock price of the underlying stock or stock index is above the strike price at exercise date, the purchaser has the right to purchase the stock from the option seller at the pre-determined, lower strike price. In this instance the option writer receives the strike price plus the option premium payment it received when the option was written. If the stock price is below the strike price, the option will expire worthless and the purchaser of the option will not exercise its option to buy the stock. In this instance the option writer will retain the stock but will have enhanced the return through the receipt of the option premium payment.

A “covered call option strategy” is a strategy in which the owner of the underlying stock or stock index sells (or “writes”) the option to the purchaser of the call option, and is required to deliver the underlying stock or stock index to the purchaser if the option is exercised. “Writing” these options provides the seller of the call option with extra income. A “covered call option strategy” is in contrast to a “naked call option strategy,” in which case the seller does not own the underlying stock or stock index, but nevertheless sells the option to purchase the underlying stock or stock index to the buyer. If the option is exercised by the purchaser, the seller would have to purchase the underlying stock or stock index in the open market, at a premium to the strike price of the call option, and then deliver the underlying stock or stock index to the buyer. The Investment Sub-Adviser will not engage in any “naked call option strategies” on behalf of the Fund.

The Investment Sub-Adviser intends to engage in “out-of-the-money” covered call option strategies on behalf of the Fund. As part of this investment strategy, the Fund will “write” or sell the call option to the purchaser, permitting that purchaser to purchase the underlying stock or stock index held by the Fund at a pre-determined price and at a pre-determined time in exchange for a small upfront payment. The Investment Adviser intends to write “out-of-the-money” call options, meaning that the strike price is higher than current market prices of the underlying stock or stock index. It is expected that strike prices will be 3-10% above current market prices. The Investment Sub-Adviser intends to write options on behalf of the Fund on baskets of REITs, real estate-related securities, ETFs, or indexes owned by the Fund. Typically, the coverage level (the notional value of the underlying call options, expressed as a percentage of the underlying value of the portfolio) is expected to range between 20-80% depending upon market conditions. The term of the options are generally expected to be three-months but may range from a few days to six months or longer depending upon market conditions. The Investment Sub-Adviser intends to sell call options on a rolling basis with a weekly, monthly or quarterly frequency, depending upon underlying capital flows into the Fund. These derivatives may take a variety of forms (call options, swaps, total return swaps, basket swaps, and/or other custom transactions). The derivatives may be listed (i.e. exchange-traded) or over-the-counter options negotiated between the Fund and a counterparty. The Investment Sub-Adviser expects the options to have a “European exercise” feature (i.e. only exercisable at expiration and not before) will be settled in cash, but depending upon market conditions the Investment Sub-Adviser may decide to employ American style exercise and physical settle options.

The Investment Adviser and Investment Sub-Adviser intend to segregate the Fund’s assets, or otherwise “cover” the Fund’s obligations under the call options sold by the Fund consistent with guidance from the staff of the SEC, and as a result the Fund does not expect that it will be required to comply with asset coverage and other requirements of the 1940 Act concerning the use of covered call option strategies by registered investment companies.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Investment Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Investment Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Investment Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Investment Adviser and the Fund’s portfolio manager are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 15%

and 50%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Investment Adviser deems portfolio changes appropriate. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

FORMATION AND INITIAL CONTRIBUTION TRANSACTIONS

The Fund was organized as a Maryland corporation on September 22, 2017. On October 11, 2017, prior to the Fund filing its notification of registration as an investment company under the 1940 Act, the Fund entered into the Initial Contribution Transaction pursuant to the Contribution Agreement with Broadstone Real Estate whereby Broadstone Real Estate agreed to contribute to the Fund (1) 250,000 shares of common stock, par value $0.001 per share, of Broadstone Net Lease, at the then-current BNL Determined Share Value (as defined below) of $80.00 per share and (2) 975,609.756 units of membership interest in the BTR Operating Company, at the then-current BR Determined Share Value (as defined below) of $10.25 per share, for the Aggregate Contribution Amount of $30 million. See “Initial Portfolio — Broadstone Net Lease — BNL Determined Share Value” and “Initial Portfolio — Broadtree Residential — BR Determined Share Value” for a description of the “BNL Determined Share Value” and “BR Determined Share Value” determinations, respectively. In consideration of the Aggregate Contribution Amount, the Fund issued 3,000,000 Class I shares to Broadstone Real Estate at $10.00 per Class I share. As a result of the Initial Contribution Transaction, the Fund is a shareholder of Broadstone Net Lease and a member of the BTR Operating Company. Both Broadstone Net Lease and the BTR Operating Company either do not fall within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate. As of the date of this prospectus, the Fund’s sole investments consist of shares of common stock of Broadstone Net Lease and units of membership interest of the BTR Operating Company. As a result, the Fund is susceptible to the risks of concentration of an investment in Broadstone Net Lease and Broadtree Residential through the Fund’s ownership of units of membership interests in the BTR Operating Company, and the underlying risks associated with those funds. See “Risk Factors — Risks Associated with the Fund’s Investments Generally.”

Pursuant to the Contribution Agreement, the Fund is a shareholder of Broadstone Net Lease and a member of the BTR Operating Company. The Investment Adviser will waive Management Fees on that portion of the Fund’s assets consisting of shares of Broadstone Net Lease and units of membership interest of the BTR Operating Company, regardless of whether they are the only investment securities held by the Fund.

The Contribution Agreement contains certain representations and warranties, covenants, indemnification provisions, and other customary requirements for similar contribution agreements. Representations made by the Fund include, among others, the following:

•	The Fund’s status as a sophisticated investor with such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in Broadstone Net Lease and the BTR Operating Company;

•	Its determination that the investment is suitable for it based on its investment objectives, strategies, and policies, and that is has no need for liquidity of investment with respect to its interests in Broadstone Net Lease and the BTR Operating Company;

•	The Fund’s intent to hold the Broadstone Net Lease and the BTR Operating Company interests for investment purposes only and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act;

•

Its acknowledgment that the shares of common stock of Broadstone Net Lease and units of membership interest of the BTR Operating Company held by it have not been registered under the Securities Act and are therefore “restricted securities,” and cannot be sold or transferred unless subsequently registered under the Securities Act or an exemption from such registration is available, and that there is presently no public market for the shares of common stock of Broadstone Net Lease or units of membership interest of the BTR Operating Company, and the Fund would most likely not be able to liquidate its investment in the event of an emergency or pledge the common stock of

Broadstone Net Lease or the units of membership interest of the BTR Operating Company as collateral security for loans;

•	The Fund has not employed or made any agreement with any broker, finder, or similar agent that would result in Broadstone Real Estate being obligated to pay finder’s fees, brokerage commissions, or similar payments;

•	The Fund has been solely responsible for its own due diligence investigation of and analysis of the merits and risks of an investment in Broadstone Net Lease and the BTR Operating Company, and has been given access to full and complete information regarding each of Broadstone Net Lease and the BTR Operating Company, in particular the current financial condition and risks associated therewith;

•	The Fund acknowledges that neither Broadstone Real Estate nor any other person has offered to sell or issue the shares of Broadstone Net Lease or the units of membership interest of the BTR Operating Company by any means of any form of general solicitation or advertising; and

•	The Fund has been solely responsible for its own due diligence investigation of and analysis of the merits and risks of an investment in Broadstone Net Lease and the BTR Operating Company, and has been given access to full and complete information regarding each of Broadstone Net Lease and the BTR Operating Company, in particular the current financial condition and risks associated therewith.

Representations made by Broadstone Real Estate include, among others, the following:

•	Broadstone Real Estate is an “accredited investor,” as such term is defined in Section 501(a) of the Securities Act;

•	Broadstone Real Estate is the holder of record and beneficial owner of the shares of Broadstone Net Lease and units of membership interest of the BTR Operating Company, free and clear of all liens, restrictions, or other encumbrances of any kind, other than (i) restrictions on the offer and sale of securities under federal and state securities laws and (ii) any restrictions on transfer and ownership imposed by the constituent documents of Broadstone Net Lease and the BTR Operating Company;

•	The contribution of the shares of common stock of Broadstone Net Lease and the units of membership interest of the BTR Operating Company will not constitute a violation of any law, judgment, decree, order, regulation, or rule of any court, agency or other governmental authority, will not require any consent, approval, or authorization, will not result in a default under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation, or liability, and will not result in the creation of any lien or encumbrance upon the shares of common stock of Broadstone Net Lease and the units of membership interest of the BTR Operating Company being contributed by the Investment Adviser; and

•	Broadstone Net Lease acknowledges that neither the Fund nor any other person has offered to sell or issue the Fund shares to Broadstone Net Lease by any means of any form of general solicitation or advertising.

The Fund will not be permitted to participate in the share redemption programs of either of Broadstone Net Lease or Broadtree Residential until it first obtains an exemptive order from the SEC or is otherwise permitted to do so. The Fund intends to seek an exemptive order from the SEC to allow it to participate in the share redemption programs of both of Broadstone Net Lease and Broadtree Residential. However, there can be no assurance that the Fund will obtain such exemptive relief, that such relief will be on terms favorable to the Fund, or that such exemptive relief will be obtained in the timeframe desired by the Fund. See “Risk Factors—Risks Associated with the Fund’s Investments Generally.”

INITIAL PORTFOLIO

Pursuant to the Contribution Agreement, the Fund is a shareholder of Broadstone Net Lease and a member of the BTR Operating Company. The Investment Adviser will waive Management Fees on that portion of the Fund’s assets consisting of shares of Broadstone Net Lease and units of membership interest of the BTR Operating Company, regardless of whether they are the only investment securities held by the Fund.

The following is a description of the material terms of the Fund’s investment in each of Broadstone Net Lease and Broadtree Residential (through the Fund’s investment in the BTR Operating Company).

Broadstone Net Lease

Background of Broadstone Net Lease

Broadstone Net Lease is an externally managed REIT, formed as a Maryland corporation in 2007 to acquire and hold single-tenant, commercial real estate properties throughout the United States that are leased to the properties’ operators under long-term leases. Broadstone Net Lease focuses on real estate that is operated by a single tenant, and where the real estate is an integral part of the tenant’s business. Broadstone Net Lease’s diversified portfolio of real estate includes retail properties, such as quick service and casual dining restaurants, healthcare facilities, industrial manufacturing facilities, warehouse and distribution centers, and corporate offices, among others.

Broadstone Net Lease conducts substantially all of its operations through, and all of its properties are held directly or indirectly by, Broadstone Net Lease, LLC, a New York limited liability company (the “BNL Operating Company”). Broadstone Net Lease is the sole managing member of BNL Operating Company and as of September 30, 2017, owns approximately 92.3% of its issued and outstanding membership units, with the remaining 7.7% of its membership units held by persons who were issued membership units in exchange for their interests in properties acquired by the BNL Operating Company on behalf of Broadstone Net Lease. Because Broadstone Net Lease conducts substantially all of its operations through the BNL Operating Company, it is structured as what is referred to as an Umbrella Partnership Real Estate Investment Trust (“UPREIT”). The UPREIT structure allows a property owner to contribute their property to the BNL Operating Company in exchange for membership units and generally defer taxation of a resulting gain until the contributor later disposes of the membership units.

Corporate Governance of Broadstone Net Lease

Broadstone Net Lease operates under the direction of its board of directors, which is responsible for the management and control of its affairs. Broadstone Net Lease’s board of directors has retained Broadstone Real Estate and its wholly-owned subsidiary, the Investment Adviser, to manage Broadstone Net Lease’s day-to-day affairs, to implement its investment strategy, and to provide certain property management services for its properties, with both subject to Broadstone Net Lease’s board of directors’ direction, oversight, and approval. All of its officers are employees of Broadstone Real Estate.

Broadstone Net Lease’s board of directors is currently comprised of nine directors, six of whom are independent directors and serve on an independent directors committee established by Broadstone Net Lease’s organizational documents and its board of directors (the “BNL Independent Directors Committee”). The BNL Independent Directors Committee reviews Broadstone Net Lease’s relationship with, and the performance of, Broadstone Real Estate and the Investment Adviser, and generally approves the terms of any affiliate transactions. In addition, the BNL Independent Directors Committee is responsible for, among other things, approving Broadstone Net Lease’s property and portfolio valuation policy, setting the BNL Determined Share Value for its ongoing private offering, approving and setting the BNL Investment Policy (as defined below), BNL Property Selection Criteria (as defined below), and BNL Leverage Policy, and approving acquisitions above certain thresholds and/or outside of the criteria set forth in the BNL Investment Policy.

Broadstone Net Lease Private Offering

In 2007, Broadstone Net Lease commenced its ongoing offering of shares of its common stock in a private placement exempt from the registration requirements of the Securities Act pursuant to Rule 506(c) under Regulation D promulgated thereunder (the “BNL Private Offering”). The first closing of the BNL Private Offering occurred on December 31, 2007, and it has conducted additional closings at least once every calendar quarter since then. Shares of Broadstone Net Lease common stock are currently being offered in the BNL Private Offering at a price equal to a determined share value (the “BNL Determined Share Value”), which is established quarterly by the BNL Independent Directors Committee based on factors set forth below. See “— BNL Determined Share Value.”

As of September 30, 2017, there were 18.3 million shares of Broadstone Net Lease common stock issued and outstanding. In addition, as of September 30, 2017, there were 19,893,854.353 units of membership interest in the BNL Operating Company issued and outstanding, of which 1,587,989.520, or approximately 7.98%, were noncontrolling interests held by persons who were issued membership units in exchange for their interests in properties acquired by the BNL Operating Company. Broadstone Net Lease is the sole managing member of the BNL Operating Company and as of September 30, 2017, owned the remaining approximately 92.02% of the BNL Operating Company’s issued and outstanding membership units. Each outstanding membership unit in the BNL Operating Company is convertible on a one-for-one basis into shares of Broadstone Net Lease common stock, subject to certain limitations.

BNL Determined Share Value

The BNL Independent Directors Committee establishes the BNL Determined Share Value of Broadstone Net Lease shares of common stock on a quarterly basis, based on the net asset value of the Broadstone Net Lease portfolio, input from management, and other factors as the BNL Independent Directors Committee may determine. The BNL Independent Directors Committee bears sole responsibility for establishing the BNL Determined Share Value. Broadstone Net Lease’s determination of net asset value applies valuation definitions and methodologies prescribed by Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures, in order to fair value its net assets. Its net assets are primarily comprised of investments in rental property and debt. The BNL Independent Directors Committee is responsible for overseeing the valuation process for the purpose of maintaining independence from conflicts of interest with the management group that determines net asset value and who are employed by Broadstone Real Estate. To assist in assessing the valuation of the investment in rental property in the determination of the BNL Determined Share Value by the BNL Independent Directors Committee, Broadstone Net Lease engages a third-party valuation specialist to provide certain information to the BNL Independent Directors Committee to aid it in determining either the net asset value of Broadstone Net Lease or the BNL Determined Share Value. The third-party valuation specialist is not responsible for determining the net asset value of Broadstone Net Lease.

Investment Policies of Broadstone Net Lease

The BNL Investment Policy has three primary objectives that drive the investments it makes: (1) preserve, protect, and return capital to investors; (2) realize increased cash available for distributions and long-term capital appreciation from growth in the rental income and value of its properties; and (3) maximize the level of sustainable cash distributions to its investors. Broadstone Net Lease primarily acquires freestanding, single-tenant commercial properties located in the United States either directly from its creditworthy tenants in sale-leaseback transactions, where such tenants sell Broadstone Net Lease their properties and simultaneously lease them back through long-term, triple-net leases, or through the purchase of properties already under a triple-net lease (i.e., a lease assumption).

Broadstone Net Lease targets acquisitions of fee simple interests (i.e., an absolute title to the underlying real estate free of any other claims) in individual properties priced between $5 million and $75 million. Portfolios may be significantly larger, depending on balance sheet capacity and whether the portfolio is diversified or concentrated by tenant, geography, or brand. Broadstone Net Lease focuses on properties in growth markets with at least ten years of lease term remaining that will achieve financial returns on equity of greater than 10%, net of fees, provided that all acquisitions must have a minimum remaining lease term of seven years and a minimum return on equity of 9.5%, unless approved by the BNL Independent Directors Committee. Broadstone Net Lease’s criteria for selecting properties (“BNL Property Selection Criteria”) is based on three pillars of underwriting evaluation:

•	Fundamental value and characteristics of the underlying real estate;

•	Creditworthiness of the tenant; and

•	Transaction structure and pricing.

Broadstone Net Lease’s leverage policy (“BNL Leverage Policy”) is to maintain a leverage ratio in the 35% to 45% range based on the market value of Broadstone Net Lease’s assets, recognizing that the actual leverage ratio will vary over time and there may be opportunistic reasons to exceed a 45% leverage ratio; provided, however, that Broadstone Net Lease cannot exceed a 50% leverage ratio without the approval of the BNL Independent Directors Committee (defined below).

Broadstone Net Lease Advisory and Management Fees

Pursuant to the terms of the BNL Asset Management Agreement, the Investment Adviser is responsible for, among other things, managing Broadstone Net Lease’s day-to-day operations, establishing and monitoring acquisition and disposition strategies, overseeing all marketing communications and services related to its ongoing private offering, arranging mortgage and other financing, overseeing the acquisition of properties and their initial lease-up if they are not already subject to a net lease upon acquisition, providing support for the good faith valuation of Broadstone Net Lease’s property portfolio and the setting of the BNL Determined Share Value by the BNL Independent Directors Committee, overseeing investor closings and transfers, arranging Broadstone Net Lease’s annual stockholder meetings, and servicing and communicating with its investors, including providing investment projections and reports.

BNL Asset Management Agreement

Pursuant to the BNL Asset Management Agreement, Broadstone Net Lease pays the fees described below to the Investment Adviser:

•	Asset management fees, payable quarterly in advance, equal to 0.25% of the aggregate BNL Determined Share Value (as defined below) as of the last day of the preceding quarter, on a fully-diluted basis;

•	Acquisition fees equal to 1.0% of the gross purchase price paid for each property acquired;

•	Acquisition fees equal to 2.0% of the gross purchase price paid for each property acquired in the event that the acquisition of a property requires a new lease (i.e., a “sale-leaseback” transaction);

•	Property Sale Disposition fees equal to 1.0% of the gross sale price of each property Broadstone Net Lease disposes of, whether or not a broker is engaged to buy or sell the property;

•	Disposition Event Fee equal to 1.0% of the aggregate consideration received in connection with the occurrence of a Disposition Event; and

•	Marketing fees equal to 0.50% of all contributions of cash or property to Broadstone Net Lease, as compensation for its internal and third party offering and marketing costs and expenses.

BNL Property Management Agreement

Pursuant to the BNL Property Management Agreement, Broadstone Real Estate provides property management services to Broadstone Net Lease’s properties, including management, rent collection, and re-leasing services. Pursuant to the BNL Property Management Agreement, Broadstone Net Lease pays the fees described below to Broadstone Real Estate:

•	Monthly property management fees equal to 3% of the gross rentals collected each month from Broadstone Net Lease’s properties (including all base rent, additional rent, and all other charges, fees, and commissions paid for use pursuant to Broadstone Net Lease’s property leases; and

•	Re-leasing fees in connection with the execution of new leases after the acquisition of a property equal to one month’s rent of the lease is with an existing tenant, or two months’ rent if the tenant is new to the property (whether or not Broadstone Real Estate engages a broker to lease the property on behalf of the BNL Operating Company).

The Investment Adviser will waive Management Fees on that portion of the Fund’s assets consisting of shares of Broadstone Net Lease and units of BTR Operating Company, regardless of whether they are the only investment securities held by the Fund. As a stockholder and unit holder, respectively, in each of Broadstone Net Lease and BTR Operating Company, the Fund will indirectly be responsible for the payment of the fees associated with the BNL Asset Management Agreement and the BNL Property Management Agreement to the Investment Adviser and Broadstone Real Estate.

Distributions

Broadstone Net Lease declares and pays distributions on a monthly basis. Distribution payments to Broadstone Net Lease stockholders and the corresponding distribution reinvestment are expected to be made approximately 15 days after the end of each month to holders of record on the record date, generally, the next-to-last business day of the prior month. Generally, income distributed will not be taxable to Broadstone Net Lease under the Code if annually it distributes to its stockholders at least 90% of its REIT taxable income. Distributions will be declared at the discretion of Broadstone Net Lease’s board of directors, but will be guided, in part, by a desire to cause Broadstone Net Lease to comply with the REIT requirements.

Current Portfolio of Broadstone Net Lease

As of September 30, 2017, Broadstone Net Lease owned a diversified portfolio of 477 individual net leased commercial properties located in 37 states, which were 100% leased, with approximately 14.1 million rentable square feet of operational space, 119 different commercial tenants, and no single tenant accounting for 5% or more of its annual rental stream.

The following charts summarize Broadstone Net Lease’s portfolio diversification by industry and geographic location as of September 30, 2017. The percentages below are calculated based on Broadstone Net Lease’s contractual rental revenue over the next twelve months (“NTM Rent”), on a per property type basis divided by total NTM Rent. Late payments, non-payments or other unscheduled payments are not considered in the calculation. NTM Rent includes the impact of contractual rent escalations.

Industry Diversification, by % of NTM Rent

Property Type	% NTM Rent
Retail — casual dining	13.4%
Retail — quick service restaurants (QSR)	11.9%
Retail — other	10.7%

Total Retail	36.0%

Industrial — manufacturing	11.1%
Industrial — warehouse/distribution	10.0%
Industrial — flex	5.3%
Industrial — other	3.8%

Total Industrial	30.2%

Healthcare — clinical	11.4%
Healthcare — surgical	5.7%
Healthcare — other	4.3%

Total Healthcare	21.4%

Other — corporate office	8.3%
Other — other	4.1%

Total Other	12.4%

Top Tenant Industries
Industry	% NTM Rent
Restaurants	25.3%
Healthcare Facilities	20.8%
Home Furnishing Retail	5.6%
Packaged Foods & Meats	5.3%
Auto Parts & Equipment	5.0%
Specialized Consumer Services	3.7%
Industrial Conglomerates	2.6%
Multi-line Insurance	2.3%
Life Sciences Tools & Services	2.3%
Distributors	2.3%
Industrial Machinery	2.0%
Food Retail	1.9%
Metal & Glass Containers	1.8%
Managed Healthcare	1.8%
Soft Drinks	1.7%

Top 15 Tenant Industries	84.4%

Other (22 industries)	15.6%

Geographic Diversification, by % of NTM Rent

Substantially all of the leases of Broadstone Net Lease are triple-net, meaning that its tenants are responsible for the maintenance, insurance, and property taxes associated with the properties they lease from Broadstone Net Lease. Upon inception and at September 30, 2017, all of Broadstone Net Lease’s properties are subject to leases. It does not currently engage in the development of real estate, which could cause a delay in timing between the funds used to invest in properties and the corresponding cash inflows from rental receipts. Broadstone Net Lease’s cash flows from operations are primarily generated through its real estate investment portfolio and the monthly lease payments under long-term leases with its tenants.

BNL Share Redemption Program

Broadstone Net Lease has adopted the BNL Share Redemption Program to provide an opportunity for its stockholders to have shares of its common stock repurchased, subject to certain restrictions and limitations, at a price equal to or at a discount from the current BNL Determined Share Value. No shares may be repurchased under the BNL Share Redemption Program until after the first anniversary of the date of purchase of such shares, except under certain limited circumstances. Broadstone Net Lease may waive the one year minimum holding period in the event of death, bankruptcy, or other exigent circumstances. Shares held for more than 12 months, but less than 5 years, will be redeemed at a purchase price equal to 95% of the BNL Determined Share Value in effect as of the last business day of the quarter in which the shares are timely tendered for redemption. Shares held for five years or more will be redeemed at a purchase price equal to 100% of the BNL Determined Share Value in effect as of the last business day of the quarter in which the shares are timely tendered for redemption. The total number of Broadstone Net Lease shares redeemed in any quarter may not exceed (i) 1% of the total number of Broadstone Net Lease shares outstanding at the beginning of the applicable calendar year, plus (ii) 50% of the total number of any additional shares of Broadstone Net Lease common stock issued during the prior calendar quarter pursuant to its distribution reinvestment plan; provided, however, that the total number of Broadstone Net Lease shares redeemed during any calendar year may not exceed 5% of the number of shares outstanding as of the first day of such calendar year. There is no fee in connection with a repurchase of shares pursuant to the BNL Share Redemption Program.

The Fund cannot participate in the BNL Share Redemption Program unless it obtains an exemptive order from the SEC (the Fund does not currently intend to request such relief) or is otherwise permitted to do so. See “Risk Factors — Risks Associated with the Fund’s Investments Generally.”

Broadtree Residential

Background of Broadtree Residential

Broadtree Residential is an externally managed REIT, formed as a Maryland corporation in 2012, that focuses on acquiring and leasing residential real estate properties. Broadtree Residential currently owns single family rental homes, multifamily apartment communities, and net leased student housing rental properties. In August 2017, Broadtree Residential announced its intention to transition its investment focus solely to multifamily apartment properties and to sell its existing single family rental homes and net leased student housing assets. On December 22, 2017, Broadtree Residential closed on the sale of 671 SFRs.

Broadtree Residential conducts substantially all of its operations through, and all of its properties are held directly or indirectly by, the BTR Operating Company. Broadtree Residential is the sole managing member of the BTR Operating Company. Because Broadtree Residential conducts substantially all of its operations through the BTR Operating Company, it is structured as an UPREIT. The UPREIT structure allows a property owner to contribute their property to the BTR Operating Company in exchange for membership units and generally defer taxation of a resulting gain until the contributor later disposes of the membership units.

Current Portfolio and Update on Transition to Pureplay Multifamily Strategy

As of December 31, 2017, Broadtree Residential owned 6 SFRs and 738 multifamily apartment units, comprising 744 total residential units with 93.9% leased and 92.7% occupied. In August 2017, Broadtree Residential announced its intention to transition its investment focus solely to multifamily apartment properties and to sell its existing single family rental homes and net leased student housing assets. On December 22, 2017, Broadtree Residential closed on the sale of 671 SFRs. Broadtree Residential intends to sell its remaining 6 SFRs. The proceeds from the sale of these assets will be utilized to acquire additional multifamily communities to continue to build Broadtree Residential’s portfolio. The announcement was made as a result of an active and extensive process involving the Broadtree Residential’s board of directors and executive team who believe that exiting the single family rental and net leased student housing rental spaces and transitioning to a pureplay multifamily REIT is the best approach to maximize value for Broadtree Residential’s shareholders.

Corporate Governance of Broadtree Residential

Broadtree Residential operates under the direction of its board of directors, which is responsible for the management and control of its affairs. Broadtree Residential’s board of directors has retained the Investment Adviser and BTHR, to manage Broadtree Residential’s day-to-day affairs, to implement its investment strategy, and to provide certain property management services for its properties, with both subject to Broadtree Residential’s board of directors’ direction, oversight, and approval. All of Broadtree Residential’s officers are employees of either Broadstone Real Estate or BTHR.

Broadtree Residential’s board of directors is currently comprised of eight directors, five of whom are independent directors and serve on an independent directors committee established by Broadtree Residential’s organizational documents and its board of directors (the “BTR Independent Directors Committee”). The BTR Independent Directors Committee reviews Broadtree Residential’s relationship with, and the performance of, BTHR and the Investment Adviser, and generally approves the terms of any affiliate transactions. In addition, the BTR Independent Directors Committee is responsible for, among other things, approving Broadtree Residential’s property and portfolio valuation policy, setting the BTR Determined Share Value for its ongoing private offering, approving and setting the BTR Investment Policy, BTR Property and Market Selection Criteria (as defined below), and BTR Leverage Policy (as defined below), and approving acquisitions above certain thresholds and/or outside of the criteria set forth in the BTR Investment Policy.

Broadtree Residential Private Offering

In 2012, Broadtree Residential commenced its ongoing offering of shares of its common stock in a private placement exempt from the registration requirements of the Securities Act pursuant to Rule 506(c) under Regulation D promulgated thereunder (the “BTR Private Offering”). The first closing of the BTR Private Offering occurred on February 28, 2013, and it conducted additional closings since then at least once every calendar quarter through June 30, 2017. Broadtree Residential temporarily suspended the BTR Private Offering during the calendar quarter ended September 30, 2017. The temporary suspension was put in place in connection with Broadtree Residential’s shift in investment strategy to focus solely on multi-family residential properties. At its annual stockholders’ meeting on November 10, 2017, Broadtree Residential announced that the temporary suspension of the BTR Private Offering had been lifted and participation in the BTR Private Offering would resume, effective in November 2017.

Shares of Broadtree Residential are offered in the BTR Private Offering at a price equal to a determined share value (the “BTR Determined Share Value”), which is established quarterly by the BTR Independent Directors Committee based on factors set forth below. See “— BNL Determined Share Value.”

As of December 31, 2017, there were 4,796,485.32 units of Broadtree Residential common stock issued and outstanding. In addition, as of December 31, 2017, Broadtree Residential owns approximately 53.46% of the BTR Operating Company’s issued and outstanding membership units, with the remaining issued and outstanding membership interests owned by Broadstone Real Estate, Box Tree Assets, LLC, and the Fund, with the Fund owning approximately 10.94% of the BTR Operating Company’s issued and outstanding membership units. Each outstanding membership unit in the BTR Operating Company is convertible on a one-for-one basis into shares of Broadtree Residential common stock, subject to certain limitations.

BTR Determined Share Value

The BTR Independent Directors Committee establishes the BTR Determined Share Value of Broadtree Residential shares of common stock on a quarterly basis, based on the net asset value of the Broadtree Residential portfolio, input from management, and other factors as the BTR Independent Directors Committee may determine. The BTR Independent Directors Committee bears sole responsibility for establishing the BTR Determined Share Value. Broadtree Residential’s determination of net asset value applies valuation definitions and methodologies prescribed by Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures, in order to fair value its net assets. Its net assets are primarily comprised of investments in residential rental property and debt. The BTR Independent Directors Committee is responsible for overseeing the valuation process for the purpose of maintaining independence from conflicts of interest with the management group that determines net asset value and who are employed by Broadstone Real Estate and BTHR. To assist in assessing the valuation of the investment in rental property in the determination of the BTR Determined Share Value by the BTR Independent Directors Committee, Broadtree Residential engages a third-party valuation specialist to provide certain information to the BTR Independent Directors Committee to aid it in determining either the net asset value of Broadtree Residential or the BTR Determined Share Value. The third-party valuation specialist is not responsible for determining the net asset value of Broadtree Residential.

Investment Policies of Broadtree Residential

The BTR Investment Policy has three primary objectives that drive the investments it makes: (1) preserve, protect, and return capital to investors; (2) realize increased cash available for distributions and long-term capital appreciation from growth in the rental income and value of its properties; and (3) maximize the level of sustainable cash distributions to its investors. Prior to its August 2017 announcement of its intention to transition its investment focus solely to multifamily apartment properties, Broadtree Residential primarily acquired and leased residential real estate properties that included single family rental homes, multifamily apartment communities, and net leased student housing rental properties.

Broadtree Residential currently seeks to acquire multifamily apartment communities utilizing a combination of debt and equity for lease to tenants at lease rates that will allow it to pay cash distributions to its investors on a quarterly basis, with a targeted cash on cash return after expenses of 5% annually. Until Broadtree Residential reaches at least 2,500 aggregate multifamily apartment units, all investments in multifamily properties are subject to approval by the BTR Independent Directors Committee. Thereafter, investments in multifamily properties or portfolios that exceed 10% of Broadtree Residential’s total portfolio net operating income may only be made with the approval of the BTR Independent Directors Committee.

Any transaction (acquisition or disposition) that involves another type of residential property, partial equity interests, debt instruments or investments that do not otherwise meet the BTR Investment Policy or the BTR Property and Market Selection Criteria may only be made with the approval of the BTR Independent Directors Committee. The Investment Adviser uses its best efforts to source and acquire suitable investment opportunities that meet the BTR Investment Policies, the BTR Property and Market Selection Criteria (as defined below), and asset allocation criteria in addition to:

•	Target property types that have been approved by the BTR Independent Directors Committee;

•	Achieve financial returns that provide at least a 5.5% initial adjusted funds for operations yield on contributed equity;

•	Acquisitions that will not cause Broadtree Residential to exceed 65% leverage.

Broadtree Residential’s criteria for selecting properties (the “BTR Property and Market Selection Criteria”) is based on five criteria of underwriting evaluation:

•	Fundamental value and characteristics of the underlying real estate, including discount to replacement cost;

•	Depth of market and household formations relative to job growth;

•	Market support for current rents with potential for rent growth;

•	Realistic forecasts for operating expenses, correction of any deferred maintenance, plus reserves for ongoing levels of capital expenditures; and

•	Transaction structure and pricing.

Together these criteria indicate the property’s potential to generate returns on investment from current and future cash flow. A property’s potential for appreciation is also considered. Additionally, all acquisitions are reviewed against Broadtree Residential’s real estate underwriting guidelines.

Broadtree Residential’s leverage policy (the “BTR Leverage Policy”) targets total debt equal to 50% to 65% of the acquisition and improvement costs of its assets. The actual leverage ratio of Broadtree Residential will vary over time but should not exceed 65% of market value, based on the BTR Determined Share Value without the approval of the BTR Independent Directors Committee.

Broadtree Residential Advisory and Management Fees

Pursuant to the terms of the BTR Asset Management Agreement, the Investment Adviser is responsible for, among other things, day-to-day operations, establishing and monitoring acquisition and disposition strategies, overseeing all marketing communications and services related to its ongoing private offering, arranging mortgage and other financing, providing support for the valuation of the property portfolio and setting the BTR Determined Share Value by the BTR Independent Directors Committee, overseeing investor closings and transfers, arranging Broadtree Residential’s annual stockholders meetings, and servicing and communicating with its investors, including providing investment projections and reports.

BTR Asset Management Agreement

Pursuant to the BTR Asset Management Agreement, Broadtree Residential pays the fees described below to the Investment Adviser:

•	Asset management fees, payable quarterly in advance, equal to 0.25% of the aggregate Total Equity Value as of the last day of the preceding quarter, on a fully-diluted basis;

•	Acquisition fees equal to 3.0% of the gross purchase price paid for each single family property acquired;

•	Acquisition fees equal to 2.0% of the gross purchase price paid for each multifamily property acquired (including properties contributed in exchange for membership units in the BTR Operating Company);

•	Disposition fees equal to 3.0% of the gross sale price of each single family property Broadtree Residential disposes of, whether or not a broker is engaged to buy or sell the property; provided, however, that the disposition fee and the commission payable to an outside broker shall not exceed, in the aggregate, 6.0% of the gross sale price paid for the disposed property;

•	Disposition fees equal to 1.5% of the gross sale price of each multifamily property Broadtree Residential disposes of, whether or not a broker is engaged to buy or sell the property;

•	Disposition Event Fee equal to 1.5% of the aggregate consideration received in connection with the occurrence of a Disposition Event; and

•	Marketing fees equal to 0.5% of all new equity contributions to Broadtree Residential or the BTR Operating Company (excluding reinvestments of distributions pursuant to Broadtree Residential’s distribution reinvestment plan), as compensation for its internal and third party offering and marketing costs and expenses.

BTR Property Management Agreement

Pursuant to the BTR Property Management Agreement, BTHR provides property management services to the BTR Operating Company. After acquisition of a property, BTHR oversees any pre-leasing repairs or upgrades and locates tenants for the property. BTHR’s services also include ongoing property management, property inspections, rent collection, and re-leasing of the properties. Pursuant to the BTR Property Management Agreement, Broadtree Residential pays the fees described below to BTHR:

•	Monthly property management fees equal to 10% of the gross rentals collected each month from Broadtree Residential’s single family properties (including all fees and reimbursements collected);

•	Monthly property management fees equal to 3% of the gross rentals collected each month (including all fees and reimbursements collected) from Broadtree Residential’s multifamily properties where BTHR directly manages the property; and

•	Monthly oversight fee equal to 1% of the gross rentals collected each month (including all fees and reimbursements collected) from Broadtree Residential’s multifamily properties where a third-party property manager managers the property.

The Investment Adviser will waive Management Fees on that portion of the Fund’s assets consisting of shares of Broadstone Net Lease and units of the BTR Operating Company, regardless of whether they are the only investment securities held by the Fund. As a stockholder and unit holder, respectively in each of Broadstone Net Lease and the BTR Operating Company, the Fund will indirectly be responsible for the payment of the fees associated with the BTR Asset Management Agreement and the BTR Property Management Agreement to the Investment Adviser and BTHR.

Distributions

Broadtree Residential declares and pays distributions on a quarterly basis. Distribution payments to Broadtree Residential stockholders and the corresponding distribution reinvestment are expected to be made approximately 45 days after the end of each quarter. The quarterly distribution is calculated on a monthly basis, with a separate record date at the end of each month within the quarter. Generally, income distributed will not be taxable to Broadtree Residential under the Code if annually it distributes to its stockholders at least 90% of its REIT taxable income. Distributions will be declared at the discretion of Broadtree Residential’s board of directors, but will be guided, in part, by a desire to cause Broadtree Residential to comply with the REIT requirements.

BTR Share Redemption Program

Broadtree Residential has adopted the BTR Share Repurchase Program to provide an opportunity for its stockholders to have shares of its common stock repurchased, subject to certain restrictions and limitations, at a price equal to or at a discount from the current BTR Determined Share Value. No shares may be repurchased under the BTR Share Redemption Program until after the first anniversary of the date of purchase of such shares, except under certain limited circumstances. Broadtree Residential may waive the one year minimum holding period in the event of death, bankruptcy, or other exigent circumstances. Shares held for more than 12 months, but less than 5 years, will be redeemed at a purchase price equal to 95% of the BTR Determined Share Value in effect as of the last business day of the quarter in which the shares are timely tendered for redemption. Shares held for five years or more will be redeemed at a purchase price equal to 100% of the BTR Determined Share Value in effect as of the last business day of the quarter in which the shares are timely tendered for redemption. The total number of Broadtree Residential shares redeemed in any quarter may not exceed (i) 1% of the total number of Broadtree Residential shares outstanding at the beginning of the applicable calendar year, plus (ii) 50% of the total number of any additional shares of Broadtree Residential common stock issued during the prior calendar quarter pursuant to its distribution reinvestment plan; provided, however, that the total number of Broadtree Residential shares redeemed during any calendar year may not exceed 5% of the number of shares outstanding as of the first day of such calendar year. There is no fee in connection with a repurchase of shares pursuant to the BTR Share Redemption Program.

The Fund cannot participate in the BTR Share Redemption Program unless it obtains an exemptive order from the SEC (the Fund does not currently intend to request such relief) or is otherwise permitted to do so. See “Risk Factors — Risks Associated with the Fund’s Investments Generally.”

RISK FACTORS

Investing in the Fund involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Fund. Discussed below are risks relating to an investment in the Fund and its shares. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund and its shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the investment program of the Fund changes or develops over time, an investment in the Fund may be subject to risks not described in this prospectus. The Fund will update this prospectus to account for any material changes in the risks involved with an investment in the Fund.

Risks Related to an Investment in the Fund

The Fund is a new company and has no operating history.

The Fund is a newly organized, non-diversified, closed-end management investment company that is operated as an interval fund, with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective, achieve its desired portfolio composition, or raise sufficient capital.

The Fund has no obligation to raise a minimum offering amount prior to commencing its operations.

The Fund has no obligation to raise a specific amount of capital prior to commencing operations, which could adversely impact the Fund’s ability to achieve profitability. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

The Fund has not identified any specific investments that it will make with the proceeds from this offering, and shareholders will not have the opportunity to evaluate the Fund’s investments prior to purchasing shares.

Because as of the commencement of the offering neither the Fund nor the Investment Adviser have yet acquired or identified any of the investments that the Fund may make, the Fund is currently not able to provide an investor with any information to assist in evaluating the merits of any specific future investments that the Fund may make, except for its investment policy, which requires that under normal circumstances the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of institutional quality real estate and real estate-related investments, which will be comprised of the following primary asset classes: (i) Direct Real Estate Investments, (ii) Private CRE Investment Funds, (iii) Publicly Traded CRE Securities, and (iv) CRE Debt Investments.

The NAV of the Fund may fluctuate significantly and there is no assurance that it will not decrease.

The Fund’s NAV may be significantly affected by numerous factors, including the risks described in this prospectus, many of which are outside of the Fund’s control. There is no guarantee that the Fund’s NAV will not decrease and it may fluctuate significantly.

No public trading market for the shares will exist, and as a result, an investment in the shares is illiquid.

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list its shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for its shares in the foreseeable future. Moreover, the Fund does not have any arrangements with anyone to act as a market maker with respect to its shares. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

The Fund will offer to repurchase investor shares on a quarterly basis. As a result, shareholders will have limited opportunities to sell their shares and, to the extent they are able to sell their shares under the program, they may not be able to recover the amount of their investment in the shares.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV, after deduction of any applicable repurchase fee (if within the first 90 days of purchase). There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

Unless the Fund experiences substantial net capital appreciation and realized gains, the repurchase price for shares associated with the Fund’s periodic repurchase offers may be at a lower price than the price investors paid for shares, and the timing of the Fund’s repurchase offers may be at a time that is disadvantageous to shareholders.

The Fund intends to offer to repurchase shares at a price equal to the NAV per share on each date of repurchase, after deduction of any applicable repurchase fee. Therefore, if the Fund does not experience net capital appreciation and realize gains following the date investors purchase their shares, any offer price by the Fund to repurchase investor shares may be lower than the price investors paid.

The purchase price at which an investor purchases shares will be based on and subject to changes in the Fund’s NAV per share.

The purchase price at which an investor purchases shares will be based on and subject to changes in the Fund’s NAV per share. As a result, in the event of an increase in the Fund’s NAV per share, an investor’s purchase price may be higher than the per share price paid by other shareholders previously, and therefore an investor may receive fewer shares than if an investor purchased shares previously.

If the Fund is unable to raise substantial funds, the number and type of investments the Fund may make will be limited and the value of an investor’s investment in the Fund will fluctuate with the performance of the specific assets the Fund acquires.

The offering is being made on a “best efforts” basis, meaning that the Distributor is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create a diversified portfolio of investments. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a shareholder’s investment may be reduced in the event the Fund’s assets under-perform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses, including certain expenses as a public reporting company, regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions.

The Board may change the Fund’s primary investment objective by providing shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. In addition, the Board has the authority to modify or waive the Fund’s current operating policies, investment criteria and strategies without prior notice and without shareholder approval. The Fund cannot predict the effect any changes to the Fund’s investment objective, current operating policies, investment criteria and strategies may have on its business, NAV or operating results. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay distributions and cause investors to lose all or part of their investment.

The Investment Adviser and the Fund face cyber-security risks.

The Investment Adviser and the Fund depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, their computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Investment Adviser and the Fund may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the Investment Adviser’s or the Fund’s computer systems and networks, or otherwise cause interruptions or malfunctions in the Investment Adviser’s or the Fund’s operations, which could result in damage to the Investment Adviser’s or the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

The Fund will be highly dependent on information systems and systems failures could significantly disrupt its business.

The Fund’s business will be highly dependent on information technology systems, including systems provided by the Investment Adviser and third parties for which the Fund has no control. Any failure or interruption of the Fund’s systems could cause delays or other problems in its activities, which could have a material adverse effect on the Fund’s financial performance. Potential sources for disruption, damage or failure of the Fund’s information technology systems include, without limitation, computer viruses, human error, natural disasters and defects in design.

The amount of any distributions the Fund may make is uncertain, and the Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sale of assets, and offering proceeds. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes.

The Fund intends, subject to change by the Board, to pay distributions on a quarterly basis. The Fund will pay these distributions to shareholders out of assets legally available for distribution. While the Investment Adviser may agree to limit the Fund’s expenses to ensure that such expenses are reasonable in relation to the Fund’s income, the Fund cannot assure investors that it will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. All distributions paid to Fund shareholders will be paid at the discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of its REIT status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. The Fund cannot assure investors that it will pay distributions to shareholders in the future.

To the extent that the Fund pays distributions to shareholders using proceeds it receives from proceeds that represent a return of capital to the Fund, such Fund distributions would similarly constitute a return of investor capital and will lower a shareholder’s tax basis in his or her shares. Reducing a shareholder’s tax basis in his or her shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. Distributions from the proceeds of this offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital the Fund ultimately invests.

Risks Related to the Fund’s Business

The CRE industry has been and may continue to be adversely affected by economic conditions in the United States and global financial markets generally.

The Fund’s business and operations are dependent on the CRE industry generally, which in turn is dependent upon broad economic conditions. Recently, concerns over global economic conditions, energy and commodity prices, geopolitical issues, deflation, U.S. Federal Reserve short term rate decisions, foreign exchange rates, the availability and cost of credit, the sovereign debt crisis, the Chinese economy, the United States mortgage market and a potentially weakening real estate market in the United States have contributed to increased economic uncertainty and diminished expectations for the global economy. These factors, combined with volatile prices of oil and declining business and consumer confidence, may precipitate an economic slowdown, as well as cause extreme volatility in security prices. Global economic and political headwinds, along with global market instability and the risk of maturing CRE debt that may have difficulties being refinanced, may continue to cause periodic volatility in the CRE market for some time. Adverse conditions in the CRE industry could harm the Fund’s business and financial condition by, among other factors, the tightening of the credit markets, decline in the value of the Fund’s assets and continuing credit and liquidity concerns and may otherwise negatively impact the Fund’s operations.

Challenging economic and financial market conditions could significantly reduce the amount of income the Fund earns on its CRE investments and further reduce the value of the Fund’s investments.

Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of CRE investments that result in losses, including delinquencies, non-performing assets and taking title to collateral and a decrease in the value of the property or other collateral which secures its investments, all of which could adversely affect the Fund’s results of operations. The Fund may need to establish significant provisions for losses or impairment, be forced to sell assets at undesirable prices, which may result in the Fund incurring substantial losses.

Risks Associated with the Fund’s Investments Generally

The Fund’s sole investments consist of shares of common stock of Broadstone Net Lease and units of membership interest of the BTR Operating Company. If the Fund is unable to raise substantial funds in the offering, a substantial percentage of the Fund’s investments will be concentrated in these two funds, and the Fund’s overall return and a shareholder’s investment in it will be subject to the risks affecting those funds.

At the commencement of the offering, the Fund’s investments will consist solely of shares of common stock of Broadstone Net Lease and units of membership interest of the BTR Operating Company. If the Fund is unable to raise substantial funds in the offering, a substantial percentage of the Fund’s investments will be concentrated in these two funds. As a result, the Fund will be susceptible to the risks impacting those funds, which could negatively impact the operations, performance, ability to make distributions, or overall return of either of Broadstone Net Lease or Broadtree Residential and also cause a shareholder’s investment in the Fund to be negatively impacted.

The Fund will be unable to participate in the share redemption programs of either of Broadstone Net Lease or Broadtree Residential until it first obtains an exemptive order from the SEC or is otherwise permitted to do so. There can be no assurance that the Fund will obtain such exemptive relief, that such relief will be on terms favorable to the Fund, or that such exemptive relief will be obtained in the timeframe desired by the Fund. Should the Investment Adviser determine to sell the Fund’s interests in either of Broadstone Net Lease or Broadtree Residential prior to obtaining such exemptive relief, such sale must be to persons or entities unaffiliated with the Fund or the Investment Adviser or managed or controlled by either of them, which may negatively impact the proceeds the Fund receives for such sale, and consequently the investment returns to Fund shareholders.

The 1940 Act prohibits affiliated persons of the Fund from knowingly purchasing from the Fund, or from any company controlled by the Fund, any security or other property absent an available exemption or prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Fund and the Fund will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person directly or indirectly owning, controlling, or holding with power to vote 5% or more of the outstanding voting securities of the Fund, (ii) any person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the Fund, and (iii) any person directly or indirectly controlling, controlled by, or under common control with, the Fund. “Control” as defined by the 1940 Act means the power to exercise a controlling influence over the management policies of a company. The Fund may be deemed to be under common control with each of Broadstone Net Lease and Broadtree Residential because the Investment Adviser is also managing the day-to-day affairs and implementing the investment strategies of each of Broadstone Net Lease and Broadtree Residential.

As a result, both Broadstone Net Lease and Broadtree Residential will be unable to redeem their shares held by the Fund pursuant to their share redemption programs until the Fund first obtains an exemptive order from the SEC, or is otherwise permitted to do so. There can be no assurance that the Fund will obtain such exemptive relief, that such relief will be on terms favorable to the Fund, or that such exemptive relief will be obtained in the timeframe desired by the Fund.

If the Fund has not obtained exemptive relief prior to the time the Investment Adviser determines it is appropriate to sell all or a portion of the Fund’s investment in either of Broadstone Net Lease or Broadtree Residential, the Fund will be required to sell such investment in one or more transactions on the secondary market. Because the Fund’s investment in Broadstone Net Lease and Broadtree Residential consists of a non-controlling minority interest in such funds, any purchaser in a secondary market transaction will likely demand a discount to the then-current BNL Determined Share Value or BR Determined Share Value (as applicable), or the then-current net asset value of Broadstone Net Lease or Broadtree Residential (as applicable). Should the Fund sell its interests in either Broadstone Net Lease or Broadtree Residential at such a discount, the proceeds it receives in such a transaction or transaction will be less than what it would have received had the Fund redeemed its interests in Broadstone Net Lease or Broadtree Residential pursuant to their respective share redemption programs. In such circumstance, the Fund’s total return from its investments in Broadstone Net Lease and Broadtree Residential will be lower, and returns to the Fund’s shareholders will be lower.

The Fund may not be successful in allocating among its targeted asset classes, and there is no assurance that the Fund’s asset allocation will achieve the Fund’s investment objective or deliver positive returns.

The Fund may not allocate effectively among its targeted asset classes, and its allocations may be unsuccessful in achieving its investment objective. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Investment Adviser to allocate effectively among the Fund’s target investments. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

The Fund may be more susceptible than diversified funds to being adversely affected by events impacting a single borrower, geographic location, security or investment type, and is not limited with respect to the proportion of capital that may be invested in a single asset.

As a non-diversified investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

The Fund has no established investment criteria limiting the size of each investment it makes. If the Fund has an investment that represents a material percentage of its assets and that investment experiences a loss, the value of a shareholder’s investment in the Fund could be significantly diminished.

The Fund is not limited in the size of any single investment it may make and certain of its investments may represent a significant percentage of the Fund’s assets. The Fund may be unable to raise significant capital and invest in a diverse portfolio of assets which would increase its asset concentration risk. Any such investment may carry the risk associated with a significant asset concentration. Should any investment representing a material percentage of the Fund’s assets, experience a loss on all or a portion of the investment, the Fund could experience a material adverse effect, which would result in the value of a shareholder’s investment in the Fund being diminished.

The Fund may make opportunistic investments that may involve asset classes and structures with which it has less familiarity, thereby increasing the Fund’s risk of loss.

The Fund may make opportunistic investments that may involve asset classes and structures with which it has less familiarity. When investing in asset classes with which it has limited or no prior experience, the Fund may not be successful in its diligence and underwriting efforts. The Fund may also be unsuccessful in preserving value, especially if conditions deteriorate and it may expose itself to unknown substantial risks. Furthermore, these assets could require additional management time and attention relative to assets with which the Fund is more familiar. All of these factors increase the Fund’s risk of loss.

The Fund will be subject to additional risks if it makes investments internationally.

The Fund may acquire real estate assets located outside of the United States and it may originate or acquire senior or subordinate loans made to borrowers located outside of the United States or secured by properties located outside of the United States. Any international investments the Fund makes may be affected by factors peculiar to the laws of the jurisdiction in which the borrower or the property is located and these laws may expose the Fund to risks that are different from and/or in addition to those commonly found in the United States. The Fund may not be as familiar with the potential risks to its investments outside of the United States and the Fund may incur losses as a result.

A significant portion of the Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Board and, as a result, there may be uncertainty as to the value of the Fund’s investments.

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is often no public market for the Fund’s target investments. A portion of the Fund’s portfolio will consist of Direct Real Estate Investments. For the purposes of calculating its NAV, the Fund’s Direct Real Estate Investments will initially be valued at cost upon their acquisition, which the

Fund expects to represent fair value at that time. Thereafter, the valuation of Direct Real Estate Investments will be based in part on appraisals. Valuations and appraisals of Direct Real Estate Investments will be only estimates of fair value, and do not necessarily represent a price at which an asset would sell, since market prices of assets can only be determined by a negotiation between a willing buyer and seller. Because the price an investor will pay for shares of the Fund is based upon the Fund’s NAV, an investor may pay more than the realizable value or receive less than the realizable value for the investment. The Fund’s NAV may change if the appraised value of the Direct Real Estate Investments materially changes from prior appraisals.

As a result, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee of the Fund. On a quarterly basis, or more frequently if necessary, the Audit Committee of the Board (as defined below) reviews and the Board ratifies the valuation determinations made by the Valuation Committee with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. Valuations of Fund investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”

Certain factors that may be considered in determining the fair value of the Fund’s investments include actual or pending transactions or reorganizations, seniority in the Capital Stack, changes to business operations, rental income or expenses, third party data, dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates and/or imperfect information, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments. For a description of the factors that may be considered when valuing the Fund’s CRE investments where a market price is not readily available, see “Determination of Net Asset Value — Investments where a market price is not readily available.”

Risks Associated with the Fund’s Direct Real Estate Investments

Because real estate investments are relatively illiquid, the Fund may not be able to vary its portfolio in response to changes in economic and other conditions, which may result in losses to the Fund.

Many of the Fund’s investments will be illiquid, including the Fund’s Direct Real Estate Investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund shareholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund.

Borrowers under certain of the Fund’s CRE Debt Investments may give their tenants or other persons similar rights with respect to the collateral. Similarly, the Fund may also determine to give its tenants of its Direct Real Estate Investments a right of first refusal or similar options. Such rights could negatively affect the residual value or marketability of the property and impede the Fund’s ability to sell the collateral or the property.

The Fund may obtain only limited warranties when it purchases a property, which will increase the risk that it may lose some or all of its invested capital in the property or rental income from the property which, in turn, could materially adversely affect the Fund’s business, financial condition and results from operations and the Fund’s ability to make distributions.

The seller of a property often sells such property in an “as is” condition on a “where is” basis and “with all faults,” without any warranties of merchantability or fitness for a particular use or purpose. In addition, the related real estate purchase and sale agreements may contain only limited warranties, representations and indemnifications that will only survive for a limited period after the closing. Despite the Fund’s efforts, it may fail to uncover all material risks during the diligence process. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Lease defaults, terminations or landlord-tenant disputes may reduce the Fund’s income from its Direct Real Estate Investments.

The creditworthiness of tenants in the Fund’s Direct Real Estate Investments could become negatively impacted as a result of challenging economic conditions or otherwise, which could result in their inability to meet the terms of their leases. Lease defaults or terminations by one or more tenants may reduce the Fund’s revenues unless a default is cured or a suitable replacement tenant is found promptly. In addition, disputes may arise between the landlord and tenant that result in the tenant withholding rent payments, possibly for an extended period. These disputes may lead to litigation or other legal procedures to secure payment of the rent withheld or to evict the tenant.

The bankruptcy, insolvency or financial deterioration of any of the tenants of the Fund’s Direct Real Estate Investments could significantly delay the ability to collect unpaid rents or require the Fund to find new tenants.

The Fund’s financial position and its ability to make distributions may be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. The Fund will be exposed to the risk that tenants may not be able to meet their obligations to it or other third parties, which may result in their bankruptcy or insolvency.

If the Fund overestimates the value or income-producing ability or incorrectly price the risks of its investments, the Fund may experience losses.

Analysis of the value or income-producing ability of a Direct Real Estate Investments is highly subjective and may be subject to error. The Fund will value its potential Direct Real Estate Investments based on yields and risks, taking into account estimated future losses on such investments and the estimated impact of these losses on expected future cash flow and returns. In the event that the Fund underestimates the risks relative to the price it pays for a particular investment, the Fund may experience losses with respect to such investment.

Insurance may not cover all potential losses on CRE investments made by the Fund which may impair the value of the Fund’s assets.

The Fund will require that each of its tenants of its Direct Real Estate Investments and each of the borrowers under its CRE Debt Investments obtain comprehensive insurance covering the respective properties, including liability, fire, flood, earthquake, and extended coverage, and rental loss insurance, or insurance in place may be subject to various policy specifications, limits, and deductibles. The Fund also generally will obtain insurance directly on any property it acquires. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes that may be uninsurable or not economically insurable. The Fund may not obtain, or require tenants or borrowers, as applicable, to obtain certain types of insurance if it is deemed commercially unreasonable.

To the extent capital improvements are not undertaken, the ability of tenants to manage properties effectively and on favorable terms may be affected, which in turn could materially adversely affect the Fund’s business, financial conditions and results of operations and the Fund’s ability to make distributions.

To the extent capital improvements are not undertaken or are deferred, occupancy rates and the amount of rental and reimbursement income generated by the property held as a Direct Real Estate Investments may decline, which would negatively impact the overall value of the affected property. The Fund may be forced to incur unexpected significant expense to maintain properties, or may not have funds for future tenant improvements. Any of these events could have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Environmental compliance costs and liabilities associated with properties or the Fund’s Direct Real Estate Investments may materially impair the value of the Fund’s investments and expose it to liability.

Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner of real property, such as the Fund and tenants, may be considered an owner, operator, or responsible party of such properties and therefore may be liable in certain circumstances for the costs of investigation, removal or remediation of, or related releases of, certain hazardous or toxic substances, including materials containing asbestos, at, under or disposed of in connection with such property, as well as certain other potential costs relating to hazardous or toxic substances, including government fines, liabilities, and damages for injuries to persons and adjacent property.

Furthermore, the Fund may invest in real estate, or mortgage loans secured by real estate, with environmental problems that materially impair the value of the real estate. Even as a lender, if the Fund takes title to collateral with environmental problems or if other circumstances arise, the Fund could be subject to environmental liability. There are substantial risks associated with such an investment.

If the Fund enters into joint ventures, the Fund will not have sole decision-making authority with respect to the joint venture and the Fund’s joint venture partners could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return.

The Fund may in the future enter into joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. The Fund will not, however, invest in a joint venture in which the Investment Adviser, or any of its directors or officers or any of their affiliated persons (as defined in the 1940 Act) has an interest except as permitted by existing regulatory guidance under the 1940 Act, including SEC interpretive positions, or pursuant to an exemptive order from the SEC and with a determination of the Board (including a majority of the Fund’s directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“the Independent Directors”)) not otherwise interested in the transaction that such transaction is fair and reasonable to the Fund. The Fund may not have sole decision-making authority and may not be able to take actions to protect its interests in its investments.

In addition, disputes between the Fund and its joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that joint venture partner.

Further, in some instances, the Fund or its joint venture partner may have the right to trigger a buy-sell arrangement, which could cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction. The Fund’s ability to acquire its partner’s interest may be limited if the Fund does not have sufficient cash, available borrowing capacity or other capital resources. In such event, the Fund may be forced to sell its interest in the joint venture when the Fund would otherwise prefer to retain it.

The price the Fund pays for acquisitions of a Direct Real Estate Investment will be based on the Fund’s projections of market demand, occupancy and rental income, as well as on market factors, and the Fund’s return on its investment may be lower than expected if any of the Fund’s projections are inaccurate.

The price the Fund pays for a Direct Real Estate Investment will be based on the Fund’s projections of market demand, occupancy levels, rental income, the costs of any development, redevelopment or renovation of a property, borrower expertise and other factors. In addition, as the real estate market continues to strengthen with the improvement of the U.S. economy, the Fund will face increased competition, which may drive up prices for real estate assets or make loan origination terms less favorable to the Fund. If any of the Fund’s projections are inaccurate or it ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

In the event the Fund obtains options to acquire properties, it may lose the amount paid for such options whether or not the underlying property is purchased.

The Fund may obtain options to acquire certain properties. The amount paid for an option, if any, is normally surrendered if the property is not purchased and may or may not be credited against the purchase price if the property is purchased. Any unreturned option payments will reduce the amount of cash available for further investments or distributions to the Fund’s shareholders.

Risks Associated with Certain Specific Types of the Fund’s Direct Real Estate Investments.

The Fund will be exposed to certain risks associated with its Direct Real Estate Investments, including general risks affecting all types of commercial real estate and certain specific risks associated with specific asset classes of Direct Real Estate Investments.

The Fund has adopted a non-fundamental policy in which it will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in a portfolio of institutional quality real estate and real estate-related investments, which will include Direct Real Estate Investments. As a result, the Fund’s portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The Fund will subject to the risks associated with direct ownership of commercial estate generally. See “Risk Factors — Risks Associated with the Fund’s Investments Generally.”

In addition to these general risks associated with Direct Real Estate Investments, the Fund will also be subject to special risks associated with particular sectors or types of commercial real estate, including the following:

•	Rental Properties. Rental properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

•	Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, competition from numerous other retail channels, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

•	Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, regulatory compliance costs, obsolescence and non-competitiveness.

•

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, short-term leases of multifamily units and the risk of declining market rent, significant vacancies which affect the resale value of multifamily properties, competition from other apartment communities for tenants, affordability of single-family homes as an alternative to multifamily housing, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•	Hospitality Properties. The risks of hospitality or hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hospitality properties tend to be more sensitive to seasonal risks, adverse economic conditions, and competition than many other commercial properties.

•	Industrial Properties. Industrial properties are affected by downturns in the manufacturing, processing and shipping of goods, and the decline in manufacturing activity in the United States.

•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses (especially licensing and certification requirements for participation in government programs including obtaining certificates of need), adequacy of care, pharmaceutical distribution, reduction in reimbursement rates from third party payors such as Medicare or Medicaid, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•	Land. Land may be affected by development risks including insufficient tenant demand to build or construction delays, regulatory delays concerning zoning or various licensing requirements, as well as adverse changes in local and national economic and market conditions.

•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

•	Student Housing Properties. Student housing properties are affected by fluctuations in underlying demand, which is tied to student enrollments, as well as short-term and seasonal leasing demands. Other factors affecting student housing include the supply of university-owned housing and the availability and accessibility of transportation. In addition, tuition costs and the ability for students to borrow in order to fund their studies will impact available income for student housing costs.

•	Data Center Properties. Data center properties are subject to the risk of obsolescence given changing technology and the high investment cost of such assets. Also tenant demand may fluctuate as companies change their needs for information technology investment. Data center properties are also subject to the risks associated with security breaches or the failures of the networks, systems, or technology located within the data centers, and dependence on computer systems.

Risks Associated with the Fund’s CRE Debt Investments

The CRE Debt Investments the Fund will originate and invest in and mortgage loans underlying such investments the Fund will invest in are subject to risks of delinquency, taking title to collateral, loss and bankruptcy of the borrower under the loan. If the borrower defaults, it may result in losses to the Fund.

The Fund’s CRE Debt Investments will be secured by CRE and will be subject to risks of delinquency, loss, taking title to collateral and bankruptcy of the borrower. The ability of a borrower to repay a loan secured by CRE is typically dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced or is not increased, depending on the borrower’s business plan, the borrower’s ability to repay the loan may be impaired. If a borrower defaults or declares bankruptcy and the underlying asset value is less than the loan amount, the Fund will suffer a loss. In this manner, real estate values could impact the value of the Fund’s CRE Debt Investments and Publicly Traded CRE Securities investments. Therefore, the Fund’s investments will be subject to the risks typically associated with real estate.

Provision for loan losses is difficult to estimate, particularly in a challenging economic environment.

In a challenging economic environment, the Fund may experience an increase in provisions for loan losses and asset impairment charges, as borrowers may be unable to remain current in payments on loans and declining property values weaken the Fund’s collateral. The determination of provision for loan losses will require the Fund to make certain estimates and judgments, which may be difficult to determine, particularly in a challenging economic environment. The Fund’s estimates and judgments will be based on a number of factors, including projected cash flow from the collateral securing the Fund’s CRE Debt Investments, including the availability of reserves and recourse guarantees, likelihood of repayment in full at the maturity of a loan, potential for refinancing and expected market discount rates for varying property types, all of which remain uncertain and are subjective. The Fund’s estimates and judgments may not be correct, particularly during challenging economic environments, and, therefore, the Fund’s results of operations and financial condition could be severely impacted.

The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” and “junk bonds,” which may increase its risk of losses.

The Fund may invest in unrated or non-investment grade CRE Debt Investments or certain Publicly Traded CRE Securities, enter into leases with unrated tenants or participate in subordinate, unrated or distressed mortgage loans. Securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated are referred to as “high yield” securities and “junk bonds,” and may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. As a result, these investments may have a higher risk of default and loss than investment grade rated assets. The existing credit support in the securitization structure may be insufficient to protect the Fund against loss of principal on these investments. Any loss the Fund may incur may be significant and may reduce distributions and may adversely affect the value of the shares.

Floating-rate CRE Debt Investments, which are often associated with transitional assets, may entail greater risks of default to the Fund than fixed-rate CRE Debt Investments.

Floating-rate loans are often, but not always, associated with transitional properties as opposed to those with highly stabilized cash flow. Floating-rate CRE Debt Investments on such transitional properties may have higher delinquency rates than fixed-rate loans. Borrowers with floating-rate loans may be exposed to increased monthly payments if the related interest rate adjusts upward from the initial fixed rate in effect during the initial period of the loan to the rate calculated in accordance with the applicable index and margin. Increases in a borrower’s monthly payment, as a result of an increase in prevailing market interest rates may make it more difficult for the borrowers with floating-rate loans to repay the loan and could increase the risk of default of their obligations under the loan.

Risks Associated with the Fund’s Private CRE Investment Funds

The Fund may not have sole decision-making authority over the Private CRE Investment Funds and may be unable to take actions to protect its interests in these investments.

Once the Investment Adviser has selected Private CRE Investment Funds in which it intends for the Fund to invest, the Investment Adviser may have limited or no control over the investment decisions made by any such Private CRE Investment Fund, although the Investment Adviser may evaluate regularly each Private CRE

Investment Fund and its institutional asset manager to determine whether their respective investment programs are consistent with the Fund’s investment objective. Even though the Private CRE Investment Funds are subject to certain constraints, the asset managers may change aspects of their investment strategies at any time. The Investment Adviser’s ability to withdraw an investment or allocate away from the Private CRE Investment Funds, may be constrained by limitations imposed by the Private CRE Investment Funds, which may prevent the Fund from actively managing its portfolio away from underperforming Private CRE Investment Funds or in uncertain markets. By investing in the Fund, a shareholder will not be deemed to be an investor in any Private CRE Investment Fund and will not have the ability to exercise any rights attributable to an investor in any such Private CRE Investment Fund related to their investment. Such Private CRE Investment Funds may impose another level of fees, both management and incentive fees, which would result in higher costs for the Fund and, therefore, for the Fund’s shareholders. The Fund intends to invest in Private CRE Investment Funds that comply with Rule 206(4)-2 of the Advisers Act, which requires such Private CRE Investment Funds to send investors annual financials that are audited by an independent public accountant that is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board (“PCAOB”).

The Fund may be subject to additional risks if it fails to meet a capital call from the Private CRE Investment Funds.

Under the terms of the limited partnership agreements or limited liability company operating agreements, as applicable, of many of the Private CRE Investment Funds in which the Fund intends to invest, the Fund will make commitments to make capital contributions in specified maximum amounts to such Private CRE Investment Funds (each, a “Capital Contribution”) based on notices provided by the Private CRE Investment Fund (each, a “Capital Call”). These Capital Contributions will be made from time to time generally on an as needed basis rather than upfront. The Capital Contributions would be used by the applicable Private CRE Investment Fund to pay specified expenses of the Private CRE Investment Fund and to make investments in a manner consistent with the investment strategy or guidelines established by the applicable Private CRE Investment Fund. As a result, the Fund as an investor in a Private CRE Investment Fund may be required to make a Capital Contribution to such Private CRE Investment Fund without the benefit of an extensive notice period after a Capital Call and without regard to the Fund’s current financial condition and availability of cash to make such Capital Contribution.

The limited partnership agreement or limited liability company operating agreement, as applicable, of the applicable Private CRE Investment Fund may contain detailed provisions regarding the failure of an investor in such Private CRE Investment Fund to honor its Capital Contribution obligation. The consequences that may be imposed upon a defaulting investor in such Private CRE Investment Fund include interest on overdue amounts, a loss of voting rights in the Private CRE Investment Fund as long as the default is continuing, and (in many cases) a forced sale or forfeiture of the defaulting investor’s interest in the Private CRE Investment Fund in favor of the other investors in such Private CRE Investment Fund.

Because the Fund will have comparatively little notice of when or the amount in which a Capital Call will be made by a Private CRE Investment Fund, and such Capital Call will be required regardless of the financial condition or availability of cash of the Fund, the Fund is subject to the risk that it may default on its obligation to make a Capital Contribution. Should the Fund default on its obligations to make a Capital Contribution, it may be required to pay interest on the overdue amounts, lose its voting rights in the Private CRE Investment Fund, or be subject to a forced sale or forfeiture of all or a portion of its interest in the Private CRE Investment Fund. In such instance, the Fund may experience an adverse effect on its investment in such Private CRE Investment Fund, which could result in a negative impact to the Fund’s shareholders.

The Fund will be subject to certain market risks, as well as a fundamental policy adopted by it as an investment company operating as an interval fund, that may make it difficult for the Fund to honor its Capital Commitments to the Private CRE Investment Funds.

The Fund will be subject to certain market risks that will impact its ability to honor its Capital Commitments to the Private CRE Investment Funds. These risks include, with respect to each of its proposed asset classes:

•	Direct Real Estate Investments: The Fund’s Direct Real Estate Investments are illiquid and are subject to the risks associated with the market for Direct Real Estate Investments generally, including local and regional economic conditions of the Direct Real Estate Investments, the financial condition of the underlying tenants of the Direct Real Estate Investments, and the ability of the Direct Real Estate Investments themselves to produce income.

•	CRE Debt Investments: The Fund’s CRE Debt Investments are subject to the risks associated with the market for CRE Debt Investments, including the specific default risk and credit risk of each of the CRE Debt Investments, and the general interest rate risk associated with CRE Debt Investments.

•	Private CRE Investment Funds: The Fund’s Private CRE Investment Funds are subject to the risks associated with the market for Private CRE Investment Funds generally, including future performance of the assets held by the Private CRE Investment Funds, the investment strategies and policies adopted by the Private CRE Investment Funds, and the continued demand for interests of the Private CRE Investment Funds among prospective investors.

•	Publicly Traded CRE Securities: The Fund’s Publicly Traded CRE Securities are subject to the risks associated with the market for Publicly Traded CRE Securities generally, including the risks associated with those of the securities exchanges upon with the Publicly Traded CRE Securities are traded, credit risk of the issuers of the Publicly Traded CRE Securities, and risks associated with the underlying investments held by the issuers of the Publicly Traded CRE Securities.

The Fund’s ability to honor its Capital Commitments to the Private CRE Fund Investments will be dependent, in part, on the Fund’s ability to manage these market risks, to generate income sufficient to meet the Capital Contributions pursuant to the Capital Calls.

In addition, as an investment company operating as an interval fund, the Fund has adopted a fundamental policy requiring it to make quarterly repurchases offers at NAV (which may vary between classes of shares) of no less than 5% and no more than 25% of the Fund’s shares outstanding. This fundamental policy may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. Further, the Fund is prohibited from suspending or postponing a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act), and then only under very limited circumstances. As a result, the Fund will be required to honor all repurchase requests properly submitted to it, regardless of its financial condition and availability of cash.

The inability of the Fund to manage the market risks associated with its underlying investments, as well as its obligation to honor all repurchases pursuant to the fundamental policy adopted by it, could result in an inability to honor its Capital Commitments to the Private CRE Fund Investments and a resulting adverse effect on the value of the Fund’s investments in such Private CRE Fund Investments.

The Private CRE Investment Funds will not be registered as investment companies under the 1940 Act and as a result, the Fund will not have the benefit of the 1940 Act’s protective provisions.

The Private CRE Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Private CRE Investment Funds, including certain corporate governance protections, such as the requirement to have a majority Independent Directors serving on the board, statutory protections against self-dealings and joint transactions by the institutional asset managers and their affiliates, and leverage limitations. Furthermore, some of the institutional asset managers for the Private CRE Investment Funds may not be registered under the Advisers Act, meaning that the Fund will not be able to rely on the statutory protections of that Act either.

Certain Private CRE Investment Fund investments may be short-lived assets and the Fund may not be able to reinvest capital in comparable investments.

Because certain Private CRE Investment Fund investments are short-lived, the Fund may be unable to reinvest the distributions received from the Private CRE Investment Funds in investments with similar returns, which could adversely impact the Fund’s performance.

The underlying funds may pursue investment strategies that compete with each other or do not align with those of the Fund.

The Fund’s investments in any particular underlying fund could increase the level of competition for the same trades that other underlying funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to invest in or liquidate a position in a particular security at a price consistent with the Investment Adviser’s strategy.

The valuations of the Fund’s investments in the Private CRE Investment Funds provided by the institutional asset managers of such Private CRE Investment Funds may not be accurate or reliable.

The valuation of the Fund’s investments in Private CRE Investment Funds will be determined by the institutional asset managers of those Private CRE Investment Funds, which valuation may not be accurate or reliable. While the valuation of the Fund’s publicly traded securities are more readily ascertainable, the Fund’s ownership interests in Private CRE Investment Funds are not publicly traded and the Fund will depend on the institutional asset manager to a Private CRE Investment Fund to provide a valuation of those investments. Moreover, the valuation of the Fund’s investment in a Private CRE Investment Fund, as provided by an institutional asset manager for its assets as of a specific date, may vary from the actual sales price of its assets or any secondary market value price for the underlying fund’s interest, if such investments were sold to a third party.

The Fund’s investments in Private CRE Investment Funds and certain Publicly Traded CRE Securities may be subject to the credit risks of the borrowers of debt investments held by such Private CRE Investment Funds or certain Publicly Traded CRE Securities issuers.

The Fund’s investments in Private CRE Investment Funds and certain Publicly Traded CRE Securities may be subject to the credit risks of any borrowers of the debt investments held by certain of the Private CRE Investment Funds or Publicly Traded CRE Securities. There is a risk that borrowers to certain Private CRE Investment Funds or Publicly Traded CRE Securities in which the Fund invests will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of an investment and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the investment. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of an investor’s investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Risks Associated with Publicly Traded CRE Securities

The Fund will be subject to the risk of the Investment Sub-Adviser’s “covered call option strategy,” which could result in losses to the Fund and its shareholders.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying stock or stock index above the sum of the premium and the strike price of the call. However, the Fund still retains the risk of loss should the price of the underlying stock or stock index decline during the term of the option and prior to exercise. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. See “Investment Objective and Policies — Derivatives” in the SAI for additional information regarding risks associated with option transactions.

The Fund’s investments in the securities of publicly traded REITs will be subject to the risks affecting these REITs directly.

The Fund’s investments in the securities of publicly traded REITs will be subject to a variety of risks affecting those REITs directly. Investments (directly or indirectly) in REITs will subject the Fund to various risks. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments, as rising interest rates can negatively impact the value of real estate securities. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

The Fund’s investments in the unsecured debt of publicly traded REITs will be subject to the credit risk of those REITs.

The Fund may also acquire senior unsecured debt of publicly traded REITs that acquire and hold real estate. Publicly traded REITs may own large, diversified pools of CRE properties or they may focus on a specific type of property, such as regional malls, office properties, apartment properties and industrial warehouses. Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss.

The Fund will face certain risks specific to its investments in REOCs.

The Fund’s investments in REOCs expose the Fund to unique risks associated with REOCs, including REOC management fees and expenses, volatility in trading markets, and poor performance of the REOC’s holdings. REOCs, like REITs, expose the Fund to the risks of the real estate market. These risks can include: fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REOCs may also be affected by risks similar to investments in debt securities, including changes in interest rates and the quality of credit extended. REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REOC holds could reduce the cash flow needed to make distributions to investors.

The Fund may invest in a variety of Publicly Traded CRE Securities, including CMBS and other subordinate securities, which entail certain heightened risks.

The Fund may invest in a variety of Publicly Traded CRE Securities, including CMBS and other subordinate securities, which entail certain heightened risks such as being subject to the first risk of loss if any losses are realized and which may be required to absorb all of the losses and expenses of the investment before the more senior tranches would be required to do so. CMBS entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. Consequently, CMBS and other Publicly Traded CRE Securities will be adversely affected by payment defaults, delinquencies and losses on the underlying mortgage loans, which increase during times of economic stress and uncertainty. Furthermore, if the rental and leasing markets deteriorate, including by decreasing occupancy rates and decreasing market rental rates, it could reduce cash flow from the mortgage loan pools underlying the CMBS investments that the Fund may make. The market for Publicly Traded CRE Securities is dependent upon liquidity for refinancing and may be negatively impacted by a slowdown in new issuance.

Additionally, Publicly Traded CRE Securities such as CMBS may be subject to particular risks, including lack of standardized terms and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. The value of Publicly Traded CRE Securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the CRE debt market as a whole. Additional risks may be presented by the type and use of a particular Direct Real Estate Investments, as well as the general risks relating to the net operating income from and value of any commercial property. The exercise of remedies and successful realization of liquidation proceeds relating to Publicly Traded CRE Securities may be highly dependent upon the performance of the servicer or special servicer. Expenses of enforcing the underlying mortgage loan (including litigation expenses) and expenses of protecting the properties securing the loan may be substantial. Consequently, in the event of a default or loss on one or more loans contained in a securitization, the Fund may not recover a portion or all of its investment. Ratings for Publicly Traded CRE Securities can also adversely affect their value.

Certain of the Fund’s Publicly Traded CRE Securities investments may be adversely affected by changes in credit spreads.

Certain Publicly Traded CRE Securities investments the Fund may invest in are subject to changes in credit spreads. When credit spreads widen, the economic value of the Fund’s investments decrease even if such investment is performing in accordance with its terms and the underlying collateral has not changed.

Risks Related to the Fund’s Financing Strategy

The Fund may be unable to obtain financing required to acquire or originate investments as contemplated in its investment strategy, which could compel it to restructure or abandon a particular acquisition or origination and harm its ability to make distributions.

The Fund expects to fund a portion of its investments with financing. The Fund’s business may be adversely affected by disruptions in the debt and equity capital markets and institutional lending market, including the lack of access to capital or prohibitively high costs of obtaining or replacing capital. Access to the capital markets and other sources of liquidity was severely disrupted during the credit crisis and, despite recent improvements, the markets could suffer another severe downturn and another liquidity crisis could emerge. There can be no assurance that any financing will be available to the Fund in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. This may reduce the Fund’s income. To the extent that financing proves to be unavailable when needed, the Fund may be compelled to modify its investment strategy to optimize the performance of the portfolio. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s business and harm the Fund’s ability to operate and make distributions.

The Fund may not successfully align the maturities of its liabilities with the maturities on its assets, which could harm the Fund’s operating results and financial condition.

The Fund’s general financing strategy is focused on the use of “match-funded” structures. This means that the Fund will seek to align the maturities of its liabilities with the maturities on its assets in order to manage the risks of being forced to refinance its liabilities prior to the maturities of its assets. In addition, the Fund plans to match interest rates on its assets with like-kind borrowings, so fixed-rate investments are financed with fixed-rate borrowings and floating-rate assets are financed with floating-rate borrowings, directly or indirectly through the use of interest rate swaps, caps and other financial instruments or through a combination of these strategies. The Fund may fail to appropriately employ match-funded structures on favorable terms, or at all. The Fund may also determine not to pursue a fully match-funded strategy with respect to a portion of its financings for a variety of reasons. If the Fund fails to appropriately employ match-funded strategies or determines not to pursue such a strategy, its exposure to interest rate volatility and exposure to matching liabilities prior to the maturity of the corresponding asset may increase substantially which could harm the Fund’s operating results, liquidity and financial condition.

The Fund’s performance can be negatively affected by fluctuations in interest rates and shifts in the yield curve may cause losses.

The Fund’s financial performance will be influenced by changes in interest rates; in particular, such changes may affect certain of the Fund’s CRE Debt Investments and Publicly Traded CRE Securities to the extent such debt does not float as a result of floors or otherwise. Changes in interest rates, including changes in expected interest rates or “yield curves,” affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges. Changes in the level of interest rates also can affect, among other things, the Fund’s ability to acquire certain of the Publicly Traded CRE Securities, acquire or originate certain of the CRE Debt Investments at attractive prices and enter into hedging transactions. Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political conditions, and other factors beyond its control. If market interest rates increase further in the future, the interest rate on any variable rate borrowings will increase and will create higher debt service requirements, which would adversely affect the Fund’s cash flow and could adversely impact the Fund’s results of operations.

Interest rate changes may also impact the Fund’s net book value as certain Publicly Traded CRE Securities and hedge derivatives, if any, are marked to market each quarter. Generally, as interest rates increase, the value of the Fund’s fixed rate securities decreases, which will decrease the book value of the Fund’s equity.

Furthermore, shifts in the U.S. Treasury yield curve reflecting an increase in interest rates would also affect the yield required on certain of the Publicly Traded CRE Securities and therefore their value. For instance, increasing interest rates would reduce the value of the fixed rate assets the Fund holds at the time because the higher yields required by increased interest rates result in lower market prices on existing fixed rate assets in order to adjust the yield upward to meet the market and vice versa. This would have similar effects on the Fund’s Publicly Traded CRE Securities portfolio and the Fund’s financial position and operations as a change in interest rates generally.

In a period of rising interest rates, the Fund’s interest expense could increase while the interest it earns on its fixed-rate assets or LIBOR capped floating rate assets would not change, which would adversely affect the Fund’s profitability.

The Fund’s operating results will depend in large part on differences between the income from the Fund’s assets less its operating costs, reduced by any credit losses and financing costs. Income from the Fund’s assets may respond more slowly to interest rate fluctuations than the cost of its borrowings. Consequently, changes in interest rates, particularly short-term interest rates, may significantly influence the Fund’s net income. Increases in these rates may decrease the Fund’s net income and fair value of the Fund’s assets. Interest rate fluctuations resulting in the Fund’s interest expense exceeding the income from the Fund’s assets would result in operating losses for the Fund and may limit the Fund’s ability to make distributions. In addition, if the Fund needs to repay existing borrowings during periods of rising interest rates, it could be required to liquidate one or more of its investments at times that may not permit realization of the maximum return on those investments, which would adversely affect the Fund’s profitability.

The Fund may use short-term borrowings to finance its investments and it may need to use such borrowings for extended periods of time to the extent it is unable to access long-term financing. This may expose the Fund to increased risks associated with decreases in the fair value of the underlying collateral, which could have an adverse impact on the Fund’s results of operations.

While the Fund expects to seek non-recourse, non-mark-to-market, long-term financing through securitization financing transactions or other structures, such financing may be unavailable to it on favorable terms or at all. Consequently, the Fund may be dependent on short-term financing arrangements that are not matched in duration to its financial assets. Short-term borrowing through repurchase arrangements, credit facilities and other types of borrowings may put the Fund’s assets and financial condition at risk. Any such short-term financing may also be recourse to the Fund, which will increase the risk of its investments. The Fund’s financing structures may economically resemble short-term, floating-rate financing and usually require the maintenance of specific loan-to-collateral value ratios and other covenants. In the event that the Fund is unable to meet the collateral obligations for its short-term financing arrangements, the Fund’s financial condition could deteriorate rapidly.

The Fund may use leverage in connection with its investments, which may increase the risk of loss associated with its investments.

The Fund may finance the origination and acquisition of a portion of its investments with credit facilities, securitization financing transactions and other term borrowings of up to 33 1/3% of the Fund’s total assets, including leverage incurred through the Fund’s wholly owned subsidiaries, if any, and the value of the assets purchased with the proceeds of the Fund’s indebtedness, if any. The use of leverage may substantially increase the risk of loss and may cause the Fund to have higher expenses. The Fund’s ability to execute this strategy depends on various conditions in the financing markets that are beyond its control, including liquidity and credit spreads. The Fund may be unable to obtain financing on favorable terms or, with respect to its investments, on terms that parallel the maturities of the debt originated or acquired, if it is able to obtain financing at all and the lender may terminate or refuse to review any credit facility. If this strategy will not be viable, the Fund will have to find alternative forms of long-term financing for its assets, as secured revolving credit facilities and repurchase agreements may not accommodate long-term financing. This could subject the Fund to more restrictive recourse borrowings and the risk that debt service on less efficient forms of financing would require a larger portion of the Fund’s cash flow, thereby reducing cash available for distribution to the Fund, for the Fund’s operations and for future business opportunities.

The 1940 Act will limit the extent to which the Fund may use borrowings and “uncovered” transactions that may give rise to a form of leverage.

As a closed-end investment company that is registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. Although the

Fund does not intend to utilize derivative transactions for speculative purposes, the Fund intends to cover any derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

In addition to any indebtedness incurred by the Fund, the special purpose vehicles that are wholly owned by the Fund or any wholly owned subsidiary of the Fund, may also utilize leverage, including by mortgaging properties held by the special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the wholly owned subsidiary of the Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the Fund.

To the extent that wholly owned subsidiaries of the Fund, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such wholly owned subsidiaries, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund. Accordingly, it is the Fund’s present intention to utilize leverage through debt or borrowings in an amount not to exceed 33 1/3% of the Fund’s total assets (i.e., maintain 300% asset coverage), less the amount of any direct debt or borrowing by wholly owned subsidiaries of the Fund.

Credit facilities may contain recourse obligations and any default could materially adversely affect the Fund’s business, liquidity and financial condition.

The Fund may finance certain of its investments through the use of repurchase agreements with one or more financial institutions. Obligations under certain repurchase agreements could be recourse obligations to the Fund and any default thereunder could result in margin calls and further force a liquidation of assets at times when the pricing may be unfavorable to the Fund. The Fund’s default under such repurchase agreements could negatively impact the Fund’s business, liquidity and financial condition.

The Fund may enter into a variety of arrangements to finance its investments, which may require it to provide additional collateral and significantly impact the Fund’s liquidity position.

The Fund may use a variety of structures to finance its investments. To the extent these financing arrangements contain mark-to-market provisions, if the market value of the investments pledged by the Fund declines due to credit quality deterioration, it may be required by its lenders to provide additional collateral or pay down a portion of its borrowings. In a weakening economic environment, the Fund would generally expect credit quality and the value of the investment that serves as collateral for its financing arrangements to decline, and in such a scenario, it is likely that the terms of its financing arrangements would require partial repayment from it, which could be substantial. Posting additional collateral to support its financing arrangements could significantly reduce the Fund’s liquidity and limit its ability to leverage its assets. In the event the Fund does not have sufficient liquidity to meet such requirements, its lenders can accelerate its borrowings, which could have a material adverse effect on the Fund’s business and operations.

Lenders may require the Fund to enter into restrictive covenants relating to its operations, which could limit the Fund’s ability to make distributions.

When providing financing, a lender may impose restrictions on the Fund that affect its distribution and operating policies and its ability to incur additional borrowings. Financing arrangements that the Fund may enter into may contain covenants that limit its ability to further incur borrowings and restrict distributions to the shareholders or that prohibit it from discontinuing insurance coverage or replacing the Investment Adviser. Credit facilities the Fund may enter into may contain financial covenants, including a minimum unrestricted cash covenant. These or other limitations would decrease the Fund’s operating flexibility and its ability to achieve its operating objectives, including making distributions.

Risks Related to the Investment Adviser and Its Affiliates

The Fund relies on the investment expertise, skill and network of the Investment Adviser. The departure of any of the key investment professionals of the Investment Adviser, or the termination of the Investment Advisory or the Investment Sub-Advisory Agreement, could have a material adverse effect on the Fund.

Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Investment Adviser. The Investment Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments, and provides certain administrative and reporting functions with respect to the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Investment Adviser and its experienced executive team of investment professionals. The departure of any members of the Investment Adviser’s experienced executive team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Investment Adviser’s ability to identify, analyze, invest in, finance and monitor assets that meet the Fund’s investment criteria. The Investment Adviser’s capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Investment Adviser may need to hire, train, supervise and manage investment professionals to participate in the Fund’s investment selection and monitoring process. The Investment Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, each of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement has a termination provision that allows the parties to terminate the agreements without penalty, upon 60 days’ notice to the other party. If any of these agreements is terminated, it may adversely affect the quality of the Fund’s investment opportunities, and may also be difficult for the Fund to replace the Investment Adviser or Investment Sub-Adviser, as applicable. Furthermore, the termination of any of these agreements may adversely impact the terms of any financing facility into which the Fund may enter, which could have a material adverse effect on the Fund’s business and financial condition.

The success of the Fund depends in large part upon the ability of the Investment Adviser to choose successful institutional asset managers and upon the ability of the Investment Adviser and the institutional asset managers of the Private CRE Investment Funds to develop and implement investment strategies that achieve the

Fund’s investment objective. Although the Investment Adviser expects to monitor the institutional asset managers to which the Fund allocates its capital, it is possible that institutional asset managers of the Private CRE Investment Funds may take certain positions in similar or same instruments or markets at the same time, thereby interfering with the Fund’s investment goal. The Fund may also be required to indemnify certain of the Private CRE Investment Funds and the institutional asset managers for any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Private CRE Investment Fund’s subscription documents and certain acts or omissions relating to the offer or sale of the Fund’s shares.

If the Fund and the Investment Adviser are unable to perform due diligence on potential investments in a timely manner, the Fund may lose attractive investment opportunities.

Assessing a potential investment opportunity involves extensive due diligence and the Fund will not complete any investment until the successful completion of such diligence, which includes the satisfaction of all applicable elements of the investment. In addition, the Investment Adviser may also conduct additional environmental site assessments to the extent its management team believes such assessments are necessary or advisable. If the Investment Adviser is unable to perform its due diligence on potential investments in a timely manner, the Fund may lose attractive investment opportunities.

The Investment Adviser and its affiliates have no experience managing a registered management investment company or managing an interval fund.

While members of the Investment Adviser’s experienced executive team have significant experience investing in the Fund’s target investments and managing an interval fund, the Investment Adviser has no investment advisory experience managing a registered management investment company that is operated as an interval fund. Therefore, the Investment Adviser may not be able to successfully operate the Fund’s business or achieve their investment objective. As a result, an investment in the shares may entail more risk than the shares of a comparable company with a substantial operating history. The 1940 Act and the Code impose numerous constraints on the operations of registered management investment companies and REITs that do not apply to the other types of investment vehicles.

The Fund does not own the Broadstone name. Use of the name by other parties may materially adversely affect the Fund’s business, financial condition and results of operations and the ability to make distributions.

“Broadstone” is commonly used and Broadstone’s right to use the name could be challenged, which could be expensive and disruptive with an uncertain outcome. Any of these events could disrupt the Fund’s recognition in the market place, damage any goodwill it may have generated and may materially adversely affect its business, financial condition and results of operations and its ability to make distributions.

The use of estimates and valuations may be different from actual results, which could have a material effect on the Fund’s consolidated financial statements.

The Fund and Board will make various estimates that affect reported amounts and disclosures. Broadly, those estimates will be used in measuring the fair value of certain financial instruments, establishing provision for loan losses and potential litigation liability. Market volatility may make it difficult to determine the fair value for certain of the Fund’s assets and liabilities. Subsequent valuations, in light of factors then prevailing, may result in significant changes in the values of these financial instruments in future periods. In addition, at the time of any sales and settlements of these assets and liabilities, the price the Fund ultimately realizes will depend on the demand and liquidity in the market at that time for that particular type of asset and may be materially lower than its estimate of the current fair value. Estimates are based on available information and judgment. Therefore, actual values and results could differ from the Fund’s and Board’s estimates and that difference could have a material adverse effect on the Fund’s consolidated financial statements.

The Fund’s ability to achieve its investment objective and to pay distributions will depend in substantial part upon the performance of the Adviser and third-party contractors, vendors, and service providers.

The Fund will depend on third-party contractors, vendors, and service providers and the Fund’s results of operations and the success of the offering could suffer if its third-party contractors, vendors, and service providers fail to perform or if the Fund fails to manage them properly. The Fund will use third-party contractors, vendors, and service providers including, but not limited to, its external legal counsel, administrators, auditors, compliance firms, research firms, property managers, appraisers, insurance brokers, environmental engineering consultants, valuation firms, construction consultants, financial printers, proxy solicitation firms and transfer agent. If the Fund’s third-party contractors, vendors, and service providers fail to successfully perform the tasks for which they have been engaged to complete, either as a result of their own negligence or fault, or due to the Fund’s failure to properly supervise any such contractors, vendors, and service providers, it could incur liabilities as a result and the Fund’s results of operations and financial condition could be negatively impacted.

Risks Related to Conflicts of Interest

The Investment Adviser and its affiliates, including the Fund’s officers and some of its Board, will face conflicts of interest caused by compensation arrangements with the Fund and its affiliates, which could result in actions that are not in the best interests of the shareholders of the Fund.

The Investment Adviser and its affiliates will receive substantial fees, directly or indirectly, from the Fund in return for their services, and these fees could influence the advice provided to the Fund. Among other matters, the compensation arrangements could affect their judgment with respect to offerings of equity by the Fund, which allow the Distributor to earn additional fees and the Investment Adviser to earn increased Management Fees (whether directly by the Fund or indirectly). Further, the Investment Adviser or its affiliates, in the Investment Adviser’s discretion and from its own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares. As a result of this payment, the Fund’s assets under management will increase, which would result in a corresponding increase in Management Fees payable to the Investment Adviser. The Investment Adviser has not adopted a limitation on the maximum permissible amount of such additional compensation that could be paid to financial intermediaries. In addition, the decision to utilize leverage will increase the Fund’s assets and, as a result, will increase the amount of Management Fees payable to the Investment Adviser and remitted to the Investment Sub-Adviser. Additionally, employees of the Investment Adviser may in the future have portions of their individual compensation arrangements tied to the performance of the Fund. This may cause such individuals to recommend or approve riskier investments or rely more on leverage than would otherwise by the case.

The Investment Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, which could hinder the Fund’s ability to implement its investment strategy and to generate returns to shareholders.

The Investment Adviser and its affiliates are simultaneously providing investment advisory services to Broadstone Net Lease and Broadtree Residential. The Investment Adviser and its affiliates may in the future provide investment advisory services to other persons or entities (collectively with Broadstone Net Lease and Broadtree Residential, the “Investment Adviser Clients”). The Investment Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to: the allocation of time and resources of the Investment Adviser and its affiliates between the Fund and other investment activities, including relating to the Investment Adviser’s other managed companies; compensation payable by the Fund to the Investment Adviser and its affiliates; competition with certain affiliates of the Investment Adviser and the other managed companies for investment opportunities; differing recommendations given by the Investment Adviser to the Fund versus other clients; restrictions on the Investment Adviser’s existing business relationships or use of material non-public information with respect to potential investments by the Fund; and the formation of additional investment funds or entrance into other investment banking, advisory, investment advisory, and other relationships by the Investment Adviser or its affiliates.

Certain of the Fund’s executive officers and the key investment professionals of the Investment Adviser and its affiliates, who will perform services for the Fund, may also be executive officers, directors and managers of the Investment Adviser and its affiliates. As a result, they owe duties to each of these entities, their members and limited partners and investors, which duties may from time-to-time conflict with the fiduciary duties that they owe to the Fund and the Fund shareholders. The loyalties of these individuals to other entities and investors could result in action or inaction that is detrimental to the Fund’s business, which could result in less effective execution of the Fund’s investment strategy and harm its investment opportunities. If the Fund does not successfully implement its investment strategy, the Fund may be unable to generate the cash needed to make distributions and to maintain or increase the value of its assets. See “Conflicts of Interest.”

In addition to the fees the Fund will pay to the Investment Adviser and the Administrator, the Fund will reimburse the Investment Adviser and the Investment Sub-Adviser for administrative costs and expenses incurred on its behalf, and these administrative costs and expenses may be substantial. These fees, costs, and expenses will also reduce cash available for investment and will increase the risk that an investor will not recover the amount invested in the Fund’s shares.

The Fund will pay the Investment Adviser fees for the services it provides to the Fund, and the Fund will also have an obligation to reimburse the Investment Adviser and the Investment Sub-Adviser for certain administrative costs and expenses they incur and pay on its behalf. Subject to certain limitations and exceptions, the Fund will reimburse the Investment Adviser and the Investment Sub-Adviser for both direct administrative expenses as well as indirect administrative costs. The administrative costs and expenses the Investment Adviser and the Investment Sub-Adviser incur on the Fund’s behalf, including the compensatory costs incurred by the Investment Adviser and the Investment Sub-Adviser and their affiliates can be substantial. These administrative fees, costs, and expenses will also reduce cash available for investment and will increase the risk that an investor will not recover the amount invested in the Fund’s shares. There are conflicts of interest that arise when the Investment Adviser and the Investment Sub-Adviser make allocation determinations. The Investment Adviser and the Investment Sub-Adviser could allocate costs and expenses to the Fund in excess of what they anticipate and such administrative costs and expenses could have an adverse effect on the Fund’s financial performance and ability to make cash distributions.

The Investment Adviser will face a conflict of interest to performing services on the Fund’s behalf as a result of its investment allocation policy and its obligations to its other clients. Such conflicts may not be resolved in the Fund’s favor, meaning that the Fund could invest in less attractive assets, which could limit its ability to make distributions and reduce shareholders’ overall investment.

The Investment Adviser has established allocation of investment opportunities procedures to ensure that its Investment Adviser Clients are treated fairly and equitably on an overall basis. Many investment opportunities identified by the Investment Adviser are suitable for a number of its Investment Adviser Clients, including the Fund. While the Investment Adviser will attempt to secure allocations sufficient to satisfy the demand of all Investment Adviser Clients, including the Fund, demand may exceed the allocation among Investment Adviser Clients, including the Fund. The Investment Adviser’s allocation policy is to fairly and equitably allocate investments to its Investment Adviser Clients, taking into account such factors as available capital, portfolio concentrations, suitability, and any other factors deemed appropriate, based on the investment and allocation principles for each Investment Adviser Client derived from such Investment Adviser Client’s investment policy and governing documents. Many investment opportunities identified by the Investment Adviser are likely to be appropriate for more than one Investment Adviser Clients. In such cases, the Investment Adviser shall attempt to secure a sufficient allocation to satisfy the demand of all such Investment Adviser Clients. In the event that the amount of an available investment opportunity is not sufficient to meet demand among Investment Adviser Clients, the Investment Adviser’s allocation policy gives priority to Broadstone Net Lease and Broadtree Residential for investment opportunities that fit within each’s respective then-current investment policy. As a result, even if an investment opportunity is appropriate for another Investment Adviser Client, that Investment Adviser Client may not be able to invest its desired commitment in such opportunity or at all. Because of the priority in allocation to Broadstone Net Lease and Broadtree Residential as a result of this allocation policy, the Investment Adviser will face a conflict of interest in allocating investment opportunities to the Fund in the event that an opportunity is suitable for the Fund and also for Broadstone Net Lease or Broadtree Residential, and the Fund may not be able to invest in the opportunity at all.

The Investment Adviser is obligated to follow these investment opportunity allocation procedures as part of its fiduciary obligations to its other Investment Adviser Clients. The Fund would therefore be limited in its ability to invest in certain investment opportunities, and as a result the Fund’s shareholders could receive reduced distributions.

Risks Related to Regulatory Matters

The Fund will be subject to substantial regulation, numerous contractual obligations and extensive internal policies and failure to comply with these matters could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Fund and any of its subsidiaries will be subject to substantial regulation, numerous contractual obligations and extensive internal policies. Given the organizational structure, the Fund will be subject to regulation by the SEC, the Internal Revenue Service (“IRS”), and other governmental bodies and agencies. These regulations are extensive, complex and require substantial management time and attention. If the Fund fails to comply with any of the regulations that apply to its business, the Fund could be subjected to extensive investigations as well as substantial penalties and its business and operations could be materially adversely affected. The Fund’s lack of compliance with applicable law could result in, among other penalties, the Fund’s ineligibility to contract with and receive revenue from the federal government or other governmental authorities and agencies. The Fund also expects to have numerous contractual obligations that it must adhere to on a continuous basis to operate its business, the default of which could have a material adverse effect on the Fund’s business and financial condition. The Fund’s internal policies may not be effective in all regards and, further, if the Fund fails to comply with its internal policies, it could be subjected to additional risk and liability. However, the Investment Adviser, the Fund and their affiliates do not provide investment advice regarding the decision to invest in, hold or sell shares of the Fund’s common stock.

The Fund’s ability to enter into transactions with its affiliates will be restricted.

The Fund is prohibited under the 1940 Act from participating in certain joint transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Fund and the Fund will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Fund, Investment Adviser, the Investment Sub-Adviser, or Administrator; or (iii) any person in which the Fund, the Investment Adviser, the Investment Sub-Adviser, or a person controlling or under common control with the Fund, Investment Adviser, or the Investment Sub-Adviser owns, directly or indirectly, 5% of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same CRE debt, equity and/or securities investments, without the prior approval of the SEC. If a person, directly or indirectly, holds 5% or more of the outstanding voting securities of the Fund, the Investment Adviser or the Investment Sub-Adviser, or is under common control with the Fund, the Investment Adviser or the Investment Sub-Adviser, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates.

In addition, the Fund will not be permitted to co-invest with certain entities affiliated with or managed by the Investment Adviser in transactions originated by the Investment Adviser or its affiliates unless it first obtains an exemptive order from the SEC, co-invests alongside the Investment Adviser or its affiliates in accordance with existing regulatory guidance and the allocation policies of the Investment Adviser and its affiliates, as applicable, or is otherwise permitted to do so. Should the Fund determine to engage in certain co-investment transactions with its affiliates, the Fund will seek an exemptive order from the SEC to allow it to co-invest with its affiliates. However, there can be no assurance that the entities affiliated with the Investment Adviser will obtain such exemptive relief, that such relief will be on terms favorable to the Fund, or that the Fund and the Investment Adviser will be able to rely on such exemptive relief for certain potential transaction structures. Until any such relief is granted, the Fund may co-invest with the Investment Adviser and its affiliates only in accordance with existing regulatory guidance and applicable allocation policies, which provides only limited relief for such co-investment transactions and which will limit the Fund’s ability to execute its investment strategies. Under the Investment Adviser’s allocation of investment opportunities procedures, in the event of demand among the Investment Adviser’s clients, including the Fund, exceeding the available allocation of investment opportunities, the Investment Adviser will determine whether to reduce a client’s access to the investment opportunity based on the Investment Adviser’s allocation policy and procedures then in effect. As a result of these procedures, certain clients may be given priority with respect to certain investment opportunities. Until exemptive relief is granted with respect to the Fund’s co-investment alongside other clients of the Investment Adviser, the Fund will not be able to invest alongside any other client of the Investment Adviser in any investment opportunities presented by the Investment Adviser to its clients. Because of this, the Fund will only be permitted to invest in investment opportunities if all other clients of the Investment Adviser with similar investment mandates have determined that the investment opportunity is not suitable for them and have determined not to express interest in the investment opportunity. If exemptive relief is granted, the Fund will be subject to the terms of the Investment Adviser’s allocation of investment opportunities procedures like all other clients. See “Conflicts of Interest — Allocation of Investment Opportunities by the Investment Adviser.” Further, until exemptive relief is obtained, the Fund will be unable to participate in certain negotiated transactions with the Investment Adviser and its affiliates, including funds or other investment ventures with similar investment strategies as the Fund.

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, the Investment Adviser may avoid allocating an investment opportunity to the Fund that it would otherwise allocate, subject to each of the Investment Adviser’s then-current allocation policies and any applicable exemptive orders, and to the Investment Adviser’s obligations to allocate opportunities in a fair and equitable manner consistent with its fiduciary duties owed to the Fund and other accounts advised by the Investment Adviser, if any, and policies related to approval of investments. Even if the Fund does obtain such exemptive relief, the conditions imposed by the SEC in granting such relief may preclude the Fund from transactions in which it would otherwise be entitled to engage.

Certain provisions of the Fund’s organizational documents and certain statutes may limit the ability of a third party to acquire control of the Fund.

The Fund’s articles of amendment and restatement (the “Charter”) and Bylaws (the “Bylaws”), as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire the Fund. The Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares, and the Board may, without shareholder action, amend the Charter to increase the authorized shares of the Fund and has exclusive power to amend the Bylaws. These provisions may inhibit a change of control in circumstances that could give the shareholders the opportunity to realize a premium over the value of the shares.

Risks Related to the Fund’s Tax Status

If the Fund is unable to raise sufficient capital in its continuous public offering, it may be deemed to be “closely held” within the meaning of the Code, and as a result may be unable to elect to be taxed as a REIT.

To qualify to be taxed as a REIT, the Fund cannot be “closely held,” which means that at all times during the second half of each taxable year – other than the Fund’s first REIT year, no more than 50% in value of the Fund’s stock may be owned, directly or indirectly (determined by applying certain attribution rules under the Code to the owners of any entity owning the Fund’s stock), by five or fewer individuals as specifically defined for this purpose. The Fund’s charter does not contain certain ownership restrictions other REIT charters contain to ensure that they will not be closely held.

As a result of the Initial Contribution Transaction, certain beneficial owners of Broadstone Real Estate, such as Amy Tait, with significant direct or indirect interests in Broadstone Real Estate, currently are treated as holding significant interests in the Fund for purposes of the closely held test. If the Fund is unable to raise sufficient (in amount and diversity of ownership) offering proceeds by the second half of the taxable year following the first taxable year in which the Fund would otherwise elect to be taxed as a REIT, it may be deemed to be “closely held” within the meaning of the Code. In such instance, the Fund will not elect to be taxed as a REIT for such first taxable year. If the Fund is unable to be taxed as a REIT, then it would be subject to federal and applicable state and local income tax on its taxable income at corporate rates, in which case the Fund might be required to borrow or liquidate some investments in order to pay the applicable tax. In such instance, an investor’s return in the Fund may be negatively impacted. There can be no assurance when or if the Fund will raise sufficient offering proceeds during its continuous public offering to avoid being “closely held.”

The Fund’s failure to qualify as a REIT would subject the Fund to federal income tax and reduce cash available for distribution to shareholders.

The Fund intends to operate in a manner so as to qualify as a REIT for federal income tax purposes. Qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial and administrative interpretations exist. Even an inadvertent or technical mistake could jeopardize the Fund’s REIT status. The Fund’s qualification as a REIT will depend on its satisfaction of certain asset, income, organizational, distribution, shareholder ownership and other requirements on a continuing basis. While the Fund’s Charter contains certain restrictions on transfer of shares of the Fund’s stock, such restrictions are not as restrictive as typical REIT ownership restrictions and may not ensure that the Fund will satisfy the REIT ownership requirements.

Moreover, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for the Fund to qualify as a REIT. If the Fund fails to qualify as a REIT in any taxable year, it would be subject to federal and applicable state and local income tax on its taxable income at corporate rates, in which case the Fund might be required to borrow or liquidate some investments in order to pay the applicable tax. Losing its REIT status would reduce the Fund’s net income available for investment or distribution to shareholders because of the additional tax liability. In addition, distributions to shareholders would no longer qualify for the dividends-paid deduction and the Fund would no longer be required to make distributions. Furthermore, if the Fund fails to qualify as a REIT in any taxable year for which it has elected to be taxed as a REIT, it would generally be unable to elect REIT status for the four taxable years following the year in which its REIT status is lost. For a discussion of the REIT qualifications tests and other considerations relating to the Fund’s election to be taxed as a REIT, see “U.S. Federal Income Tax Considerations.”

Legislative, regulatory or administrative changes could adversely affect the Fund or its shareholders.

Legislative, regulatory or administrative changes could be enacted or promulgated at any time, either prospectively or with retroactive effect, and may adversely affect the Fund or is shareholders.

On December 22, 2017, the tax legislation commonly referred to as the Tax Cuts and Jobs Act was signed into law, generally applying in taxable years beginning after December 31, 2017. The Tax Cuts and Jobs Act makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. In the case of individuals, the income tax brackets are adjusted, the top federal income rate is reduced to 37%, special rules reduce taxation of certain income earned through pass-through entities and reduce the top effective rate applicable to ordinary dividends from REITs to 29.6% (through a 20% deduction for ordinary REIT dividends received in combination with the 37% top rate) and various deductions are eliminated or limited, including limiting the deduction for state and local taxes to $10,000 per year. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The corporate income tax rate is reduced to 21%. There are only minor changes to the REIT rules (other than the 20% deduction applicable to individuals for ordinary REIT dividends received).

While the changes in the Tax Cuts and Jobs Act generally appear to be favorable with respect to REITs, the extensive changes to non-REIT provisions in the Code may have unanticipated effects on the Fund or its shareholders. Moreover, Congressional leaders have recognized that the process of adopting extensive tax legislation in a short amount of time without hearings and substantial time for review is likely to have led to drafting errors, issues needing clarification and unintended consequences that will have to be revisited in subsequent tax legislation. At this point, it is not clear if or when Congress will address these issues or when the IRS will issue administrative guidance on the changes made in the Tax Cuts and Jobs Act.

The Fund urges you to consult with your own tax advisor with respect to Tax Cuts and Jobs Act and the status of other legislative, regulatory or administrative developments and proposals and their potential effect on an investment in shares of the Fund’s common stock.

The Fund’s qualification as a REIT could be jeopardized as a result of an interest in joint ventures or investment funds.

The Fund intends to hold certain limited partner or non-managing member interests in partnerships or limited liability companies that are joint ventures or investment funds, such as Private CRE Investment Funds. To the extent that – the Fund’s investment in an entity that is classified as a partnership for U.S. federal income tax purposes is not held through one of the Fund’s taxable REIT subsidiaries (“TRSs”), the Fund’s share of the gross income of the entity will be taken into account for purposes of determining whether the Fund satisfies the REIT gross income tests and the Fund’s share of the assets of the entity will be taken into account for purposes of determining whether the Fund satisfies the REIT asset tests. If a partnership or limited liability company in which the Fund owns an interest takes or expects to take actions that could jeopardize the Fund’s qualification as a REIT or require it to pay tax, the Fund may be forced to dispose of its interest in such entity or contribute such interest to a TRS. In addition, it is possible that a partnership or limited liability company could take an action which could cause the Fund to fail a REIT gross income or asset test, and that the Fund would not become aware of such action in time to dispose of its interest in the partnership or limited liability company or take other corrective action on a timely basis. If the Fund invested in a Private CRE Investment Fund that was structured as a partnership and sold property it held for sale to customers in the ordinary course of business, the Fund’s share of gains from such sales would be subject to the 100% prohibited transaction tax. Private CRE Investment Funds may invest through entities that are intended to qualify as REITs, which are good REIT assets. Failure to qualify as REITs, however, could result in the Fund holding a “security” that causes the Fund to fail to satisfy its REIT requirements. In that case, the Fund could fail to qualify as a REIT unless it is able to qualify for a statutory REIT “savings” provision, which may require it to pay a significant penalty tax to maintain its REIT qualification. In addition, the Fund will have to take into account income of such joint ventures and investment funds that are classified as partnerships for tax purposes, without regard to whether such joint ventures or funds make distributions to the Fund to fund its distribution requirements.

Complying with REIT requirements may force the Fund to borrow funds to make distributions to shareholders or otherwise depend on external sources of capital to fund such distributions.

To continue to qualify as a REIT, the Fund is required to distribute annually at least 90% of its taxable income, subject to certain adjustments, to its shareholders. To the extent that the Fund satisfies the distribution requirement, but distribute less than 100% of its taxable income, it will be subject to federal corporate income tax on its undistributed taxable income. In addition, the Fund may elect to retain and pay income tax on its net long-term capital gain. In that case, if the Fund so elects, a shareholder would be taxed on its proportionate share of the Fund’s undistributed long-term gain and would receive a credit or refund for its proportionate share of the tax the Fund paid. A shareholder, including a tax-exempt or non-U.S. shareholder, would have to file a federal income tax return to claim that credit or refund. Furthermore, the Fund will be subject to a 4% nondeductible excise tax if the actual amount that it distributes to its shareholders in a calendar year is less than a minimum amount specified under federal tax laws.

From time-to-time, the Fund’s taxable income may be greater than its cash flow available for distribution to shareholders as a result of, among other things, investments in assets that generate taxable income in advance of the corresponding cash flow from the assets (for instance, if a borrower defers the payment of interest in cash pursuant to a contractual right or otherwise). Under the Tax Cuts and Jobs Act, the Fund generally will be required to take certain amounts in income no later than the time such amounts are reflected on certain financial statements. The application of this rule may require the accrual of income with respect to the Fund’s debt instruments or mortgage-backed securities, such as original issue discount or market discount, earlier than would be the case under the general tax rules, although the precise application of this rule is unclear at this time. This rule generally will be effective for tax years beginning after December 31, 2017 or, for debt instruments or mortgage-backed securities issued with original issue discount, for tax years beginning after December 31, 2018. The Fund also may be allocated income from Private CRE Investment Funds or joint ventures that are classified as partnerships for U.S. federal income tax purposes without corresponding distributions. The Fund also may be required to distribute substantial amounts to satisfy its redemption obligations which do not count towards its satisfaction of its REIT distribution requirement.

If the Fund does not have other funds available in the situations described in the preceding paragraphs, it could be required to borrow funds on unfavorable terms, sell investments at disadvantageous prices or find another alternative source of funds to make distributions sufficient to enable the Fund to distribute enough of its taxable income to satisfy the REIT distribution requirement and to avoid corporate income tax and the 4% excise tax in a particular year. These alternatives could increase the Fund’s costs or reduce its equity.

Because of the distribution requirement, it is unlikely that the Fund will be able to fund all future capital needs, including capital needs in connection with investments, from cash retained from operations. As a result, to fund future capital needs, the Fund likely will have to rely on third-party sources of capital, including both debt and equity financing, which may or may not be available on favorable terms or at all. The Fund’s access to third-party sources of capital will depend upon a number of factors, including its current and potential future earnings and cash distributions.

Despite the Fund’s qualification for taxation as a REIT for federal income tax purposes, it may be subject to other tax liabilities that reduce its cash flow and its ability to make distributions.

Despite the Fund’s qualification for taxation as a REIT for federal income tax purposes, the Fund may be subject to certain federal, state and local taxes on its income and assets, including taxes on any undistributed income or property. Any of these taxes would decrease cash available for distribution to shareholders. For instance:

•

In order to continue to qualify as a REIT, the Fund must distribute annually at least 90% of its REIT taxable income (which is determined without regard to the dividends-paid deduction or net capital gain for this purpose) to shareholders. To the extent that the Fund satisfies the distribution requirement but distributes less than 100% of its REIT taxable income, it will be subject to federal corporate income tax on the undistributed income.

•	The Fund will be subject to a 4% nondeductible excise tax on the amount, if any, by which distributions it pays in any calendar year are less than the sum of 85% of its ordinary income, 95% of its capital gain net income and 100% of its undistributed income from prior years.

•	If the Fund has net income from the sale of foreclosure property that it holds primarily for sale to customers in the ordinary course of business or other non-qualifying income from foreclosure property, it must pay a tax on that income at the highest corporate income tax rate.

•	If the Fund sells an asset, other than foreclosure property, that it holds primarily for sale to customers in the ordinary course of business and does not qualify for a safe harbor in the Code, its gain would be subject to the 100% “prohibited transaction” tax.

•	Any domestic taxable REIT subsidiary, or TRS, of the Fund will be subject to federal corporate income tax on its income, and any adjustment with respect to non-arm’s-length transactions between the Fund and any TRS, for instance, excessive rents charged to a TRS, could be subject to a 100% tax.

•	The Fund may be subject to state or local income, property and transfer taxes, such as mortgage recording taxes.

Complying with REIT requirements may cause the Fund to forego otherwise attractive opportunities or liquidate otherwise attractive investments.

To continue to qualify as a REIT for federal income tax purposes, the Fund must continually satisfy tests concerning, among other things, the sources of its income, the nature and diversification of its assets, the amounts it distribute to shareholders and the ownership of its stock. As discussed above, the Fund may be required to make distributions to shareholders at disadvantageous times or when it does not have funds readily available for distribution. Additionally, the Fund may be unable to pursue investments that would be otherwise attractive to it in order to satisfy the requirements for qualifying as a REIT.

The Fund must also ensure that at the end of each calendar quarter, at least 75% of the value of its assets consists of specified types of assets, including cash, cash items, government securities and qualified real estate assets, including certain mortgage loans and mortgage-backed securities. The remainder of the Fund’s investment in securities (other than government securities and qualified real estate assets) generally cannot include more than 10% of the outstanding voting securities of any one issuer or more than 10% of the total value of the outstanding securities of any one issuer. In addition, in general, no more than 5% of the value of the Fund’s assets can consist of the securities of any one issuer (other than government securities and qualified real estate assets) and no more than 20% of the value of the Fund’s gross assets may be represented by securities of one or more TRSs. Finally, no more than 25% of the Fund’s assets may consist of debt investments that are issued by “publicly offered REITs” and would not otherwise be treated as qualifying real estate assets. If the Fund fails to comply with these requirements at the end of any calendar quarter, it must correct such failure within 30 days after the end of the calendar quarter to avoid losing its REIT status and suffering adverse tax consequences, unless certain relief provisions apply. As a result, compliance with the REIT requirements may hinder the Fund’s ability to operate solely on the basis of profit maximization and may require the Fund to liquidate investments from its portfolio, or refrain from making, otherwise attractive investments. These actions could have the effect of reducing the Fund’s income and amounts available for distribution to shareholders.

Modification of the terms of the Fund’s CRE Debt Investments and mortgage loans underlying the Fund’s CMBS in conjunction with reductions in the value of the real property securing such loans could cause the Fund to fail to continue to qualify as a REIT.

The Fund’s CRE debt and securities investments may be materially affected by a weak real estate market and economy in general. As a result, many of the terms of the Fund’s CRE debt and the mortgage loans underlying the Fund’s Publicly Traded CRE securities may be modified to avoid taking title to a property. Under Treasury Regulations, if the terms of a loan are modified in a manner constituting a “significant modification,” such modification triggers a deemed exchange of the original loan for the modified loan. In general, under applicable Treasury Regulations and recent legislative changes which have not yet been reflected in such regulations, or the Loan-to-Value Regulation, if a loan is secured by real property and other property and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan determined as of the date the Fund agreed to acquire the loan or the date the Fund significantly modified the loan, a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test although it may nevertheless be qualifying income for purposes of the 95% gross income test. Although the law is not entirely clear, a portion of the loan will likely be a non-qualifying asset for purposes of the 75% asset test. The non-qualifying portion of such a loan would be subject to, among other requirements, the requirement that a REIT not hold securities representing more than 10% of the total value of the outstanding securities of any one issuer, or the 10% Value Test. Debt obligations secured by a mortgage on both real and personal property will be treated as a real estate asset for purposes of the 75% asset test, and interest thereon will be treated as interest on an obligation secured by real property, if the fair market value of the personal property does not exceed 15% of the fair market value of all property securing the debt.

IRS Revenue Procedure 2014-51 provides a safe harbor pursuant to which the Fund will not be required to redetermine the fair market value of the real property securing a loan for purposes of the gross income and asset tests discussed above in connection with a loan modification that is: (i) occasioned by a borrower default; or (ii) made at a time when the Fund reasonably believes that the modification to the loan will substantially reduce a significant risk of default on the original loan. No assurance can be provided that all of the Fund’s loan modifications have or will qualify for the safe harbor in Revenue Procedure 2014-51. To the extent the Fund significantly modifies loans in a manner that does not qualify for that safe harbor, it will be required to redetermine the value of the real property securing the loan at the time it was significantly modified. In determining the value of the real property securing such a loan, the Fund generally will not obtain third-party appraisals, but rather will rely on internal valuations. No assurance can be provided that the IRS will not successfully challenge the Fund’s internal valuations. If the terms of the Fund’s debt investments and mortgage loans underlying the Fund’s CMBS are “significantly modified” in a manner that does not qualify for the safe harbor in Revenue Procedure 2014-51 and the fair market value of the real property securing such loans has decreased significantly, the Fund could fail the 75% gross income test, the 75% asset test and/or the 10% Value Test. Unless the Fund qualified for relief under certain Code cure provisions, such failures could cause the Fund to fail to continue to qualify as a REIT.

The Fund’s acquisition of debt or securities investments may cause the Fund to recognize income for federal income tax purposes even though no cash payments have been received on the debt investments.

The Fund may acquire debt or securities investments in the secondary market for less than their face amount. The amount of such discount will generally be treated as a “market discount” for federal income tax purposes. If these debt or securities investments provide for “payment-in-kind” interest, the Fund may recognize “original issue discount” (“OID”), for federal income tax purposes. Moreover, the Fund may acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt constitute “significant modifications” under the applicable Treasury Regulations, the modified debt may be considered to have been reissued to the Fund in a debt-for-debt exchange with the borrower. In that event, if the debt is considered to be “publicly traded” for federal income tax purposes, the modified debt in the Fund’s hands may be considered to have been issued with OID to the extent the fair market value of the modified debt is less than the principal amount of the outstanding debt. In the event the debt is not considered to be “publicly traded” for federal income tax purposes, the Fund may be required to recognize taxable income to the extent that the principal amount of the modified debt exceeds its cost of purchasing it. Also, certain loans that the Fund originates and later modifies and certain previously modified debt the Fund acquires in the secondary market may be considered to have been issued with the OID at the time it was modified.

In general, the Fund will be required to accrue OID on a debt instrument as taxable income in accordance with applicable federal income tax rules even though no cash payments may be received on such debt instrument on a current basis.

In the event a borrower with respect to a particular debt instrument encounters financial difficulty rendering it unable to pay stated interest as due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, the Fund may be required to accrue interest income with respect to subordinate mortgage-backed securities at the stated rate regardless of when their corresponding cash payments are received.

In order to meet the REIT distribution requirements, it might be necessary for the Fund to arrange for short-term, or possibly long-term borrowings, or to pay distributions in the form of its shares or other taxable in-kind distributions of property. The Fund may need to borrow funds at times when the market conditions are unfavorable. Such borrowings could increase the Fund’s costs and reduce the value of a shareholder’s investment. In the event in-kind distributions are made, shareholder tax liabilities associated with an investment in the Fund’s common stock for a given year may exceed the amount of cash the Fund distributes to shareholders during such year.

Complying with REIT requirements may limit the Fund’s ability to hedge effectively.

The REIT provisions of the Code may limit the Fund’s ability to hedge its operations effectively. The Fund’s aggregate gross income from non-qualifying hedges, fees and certain other non-qualifying sources cannot exceed 5% of its annual gross income. As a result, the Fund might have to limit its use of advantageous hedging techniques or implement those hedges through a TRS. Any hedging income earned by a TRS would be subject to federal, state and local income tax at regular corporate rates. This could increase the cost of the Fund’s hedging activities or expose the Fund to greater risks associated with interest rate or other changes than the Fund would otherwise incur.

Liquidation of assets may jeopardize the Fund’s REIT qualification.

To continue to qualify as a REIT, the Fund must comply with requirements regarding its assets and its sources of income. If the Fund is compelled to liquidate its investments to satisfy its obligations to lenders or its redemption obligations, it may be unable to comply with these requirements, ultimately jeopardizing the Fund’s qualification as a REIT, or it may be subject to a 100% prohibited transaction tax on any resulting gain if it sells assets that are treated as dealer property or inventory.

The prohibited transactions tax may limit the Fund’s ability to engage in transactions, including disposition of assets and certain methods of securitizing loans, which would be treated as sales for federal income tax purposes.

A REIT’s net income from prohibited transactions is subject to a 100% tax. In general, prohibited transactions are sales or other dispositions of dealer property, other than foreclosure property. The Fund may be subject to the prohibited transaction tax upon a disposition of real property. Although a safe-harbor exception to prohibited transaction treatment is available, the Fund cannot assure shareholders that it can comply with such safe harbor or that it will avoid owning property that may be characterized as held primarily for sale to customers in the ordinary course of the Fund’s trade or business. Consequently, the Fund may choose not to engage in certain sales of real property or may conduct such sales through a TRS.

It may be possible to reduce the impact of the prohibited transaction tax by conducting certain activities through a TRS. However, to the extent that the Fund engages in such activities through a TRS, the income associated with such activities will be subject to a corporate income tax.

Ordinary dividends paid by REITs do not qualify for the reduced tax rates that apply to other corporate distributions.

The maximum tax rate for “qualified dividends” paid by corporations to non-corporate shareholders is currently 20%. Distributions from REITs that are treated as dividends but are not designated as qualified dividends or capital gain dividends are treated as ordinary income. Under the recently passed Tax Cuts and Jobs Act, the rate brackets for non-corporate taxpayer’s ordinary income are adjusted, the top tax rate is reduced from 39.6% to 37%, and ordinary REIT dividends are taxed at even lower effective rates. For taxable years beginning after December 31, 2017 and before January 1, 2026, distributions from REITs that are treated as dividends but are not designated as qualified dividends or capital gain dividends are taxed as ordinary income after deducting 20% of the amount of the dividend in the case of non-corporate shareholders. At the maximum ordinary income of 37% applicable for taxable years beginning after December 31, 2017 and before January 1, 2026, the maximum tax rate on ordinary REIT dividends for non-corporate shareholders is 29.6%.

The Fund’s qualification as a REIT may depend upon the accuracy of legal opinions or advice rendered or given or statements by the issuers of assets the Fund acquires.

When purchasing securities, the Fund may rely on opinions or advice of counsel for the issuer of such securities, or statements made in related offering documents, for purposes of determining, among other things, whether such securities represent debt or equity securities for U.S. federal income tax purposes, the value of such securities, and also to what extent those securities constitute qualified real estate assets for purposes of the REIT asset tests and produce qualified income for purposes of the 75% gross income test. The inaccuracy of any such opinions, advice or statements may adversely affect the Fund’s ability to qualify as a REIT and result in significant corporate-level tax.

The Fund may choose to pay dividends in its stock, in which case shareholders may be required to pay income taxes in excess of the cash dividends received.

Under IRS Revenue Procedure 2017-45, as a publicly offered REIT, the Fund may give shareholders a choice, subject to various limits and requirements, of receiving a dividend in cash or in common stock of the Fund. As long as at least 20% of the total dividend is available in cash and certain other requirements are satisfied, the IRS will treat the stock distribution as a dividend (to the extent applicable rules treat such distribution as being made out of the REIT’s earnings and profits). Taxable shareholders receiving such dividends will be required to include the full amount of the dividend income to the extent of the Fund’s current and accumulated earnings and profits for federal income tax purposes. As a result, a U.S. shareholder may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend. Furthermore, with respect to non-U.S. shareholders, the Fund may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock.

Investments outside the United States may subject the Fund to additional taxes and could present additional complications to the Fund’s ability to satisfy the REIT qualification requirements.

Non-U.S. investments may subject the Fund and/or other entities through which such international investments are made to various non-U.S. tax liabilities, including withholding taxes. In addition, operating in functional currencies other than the U.S. dollar and in environments in which real estate transactions are typically structured differently than they are in the United States or are subject to different legal rules may present complications to the Fund’s ability to structure non-U.S. investments in a manner that enables the Fund to satisfy the REIT qualification requirements.

MANAGEMENT OF THE FUND

Directors and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The Board is comprised of seven directors (the “Directors”), including four Independent Directors. The Directors are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Investment Adviser.

The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of the responsibilities of the various committees of the Board, are set forth under “Management” in the SAI.

The responsibilities of the committee of the Fund are set forth under “Determination of Net Asset Value” of this prospectus and under “Management” in the SAI.

Investment Adviser

The Investment Adviser, a registered investment adviser under the Advisers Act that is organized as a New York limited liability company, serves as the Fund’s investment adviser. Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Investment Adviser will have sole discretion to make all investments, but has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities to the Investment Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.” The Investment Adviser also provides asset management services on behalf of the Fund pursuant to the Investment Advisory Agreement. In accordance with the Investment Advisory Agreement, the Investment Adviser will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Fund. For a description of the expenses subject to reimbursement, see “Management of the Fund — Fund Expenses.”

Established in 2007, the Investment Adviser provides investment advisory, administrative, and related services to two clients: Broadstone Net Lease and Broadtree Residential, each of which is a privately offered REIT. Broadstone Net Lease is a REIT that focuses on single-tenant net leased real estate throughout the United States. Broadstone Net Lease focuses on investing in properties for the long term to tenants with a track record of success, profitability, and creditworthiness. Broadtree Residential is a REIT that focuses on acquiring and leasing residential real estate properties. The Investment Adviser also investigates, analyzes, structures, and negotiates potential investments, monitors portfolio investments, and advises as to disposition opportunities. As of December 31, 2017, the Investment Adviser had a total of approximately $2.94 billion of discretionary assets under management.

The Investment Adviser is wholly owned by Broadstone Real Estate, a sponsor and manager of real estate investment offerings that uses industry specific expertise and experience to generate and manage investment opportunities for investors seeking income-oriented real estate alternative investments. Broadstone Real Estate and its affiliates, including the Investment Adviser, currently serve approximately 2,800 shareholders in Broadstone Net Lease and Broadtree Residential and have collectively sponsored or structured real estate transactions totaling approximately $3 billion in value.

Investment Sub-Adviser

The Investment Adviser has engaged the Investment Sub-Adviser, a registered investment adviser under the Advisers Act, to act as the Fund’s initial Investment Sub-Adviser pursuant to the terms of the Investment Sub-

Advisory Agreement. The Investment Adviser has delegated to the Investment Sub-Adviser the investment discretion to manage the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities. See “Risk Factors — Risks Related to Conflicts of Interest.”

Administrator

Pursuant to the Administrative Services Agreement, the Investment Adviser has engaged the Administrator to act as administrator. The Administrator, which is organized as a Colorado corporation, will furnish the Fund with the provision of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on behalf of the Fund. In addition, the Administrator will perform the calculation and publication of the Fund’s NAV, and oversee the preparation and filing of the Fund’s tax returns, the payment of the Fund’s expenses and the performance oversight of various third party service providers.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into the Expense Limitation Agreement pursuant to which the Investment Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, transaction expenses, extraordinary expenses and expense reimbursements the Investment Adviser has deferred but is otherwise entitled to), to the extent that such expenses exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets attributable to Class W and Class I shares, respectively. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through [                ], 2020. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Investment Adviser. See “Management of the Fund.” After one year from the effective date of the registration statement of which this prospectus is a part, the Expense Limitation Agreement may be renewed at the Investment Adviser’s and Board’s discretion.

Investment Adviser Investment Committee

The Investment Adviser has established the Investment Adviser Investment Committee comprised of the following members: Amy Tait, Christopher Czarnecki, Kate Davis, Ryan Albano, Mary Danner Hickman, and John Moragne. The Investment Adviser Investment Committee is responsible for: setting overall investment policies and strategies of the Investment Adviser; monitoring the performance of all investments being considered by the Fund; and generally overseeing investment decisions of the Investment Sub-Adviser and the activities of the Investment Adviser’s Portfolio Manager (see below).

Portfolio Manager

Subject to the Investment Adviser Investment Committee’s oversight, Kate Davis is the Fund’s portfolio manager (the “Portfolio Manager”) and oversees the day to day investment operations of the Fund. The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

Transfer Agent

DST Systems, Inc., located at 430 West 7th Street, Kansas City, MO 61405-1407, serves as Transfer Agent.

Custodian

UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as Custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Investment Adviser will pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of, travel expenses, and office space for its officers and employees connected with investment and economic research, trading and investment management, and administration of the Fund. Shareholders do not pay any of the Investment Adviser’s expenses. As described below, however, the Fund bears all other expenses incurred in its business, including amounts that the Fund reimburses to the Investment Adviser and the Investment Sub-Adviser for certain administrative services that the Investment Adviser and the Investment Sub-Adviser provide or arranges at their expense to be provided to the Fund pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as applicable. Similarly, the Fund directly bears all expenses incurred in its operation, including amounts that the Fund reimburses to the Investment Adviser and the Investment Sub-Adviser for services provided under the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as applicable.

Expenses borne directly by the Fund include:

•	corporate and organization expenses relating to offerings of shares;

•	the third-party cost of calculating the NAV of shares, including the cost of any valuation services;

•	the cost of effecting sales and repurchases of shares and other securities;

•	the Management Fee;

•	the Administration Fee;

•	real estate transaction related expenses (e.g., title, survey, and Phase 1 expenses).

•	investment related expenses (e.g., expenses that, in the Investment Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including (as applicable), but not limited to, brokerage commissions, interest expenses, dividends on securities sold but not yet purchased, investment-related travel and lodging expenses, research-related expenses, legal, tax, accounting and other due diligence expenses;

•	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser, and any custodian or other agent engaged by the Fund;

•	transfer agent and custodial fees;

•	federal and any state registration or notification fees;

•	federal, state and local taxes;

•	fees and expenses of the Independent Directors;

•	the third-party costs of preparing, printing and mailing reports, notices and other communications, including proxy statements, shareholder reports and notices or similar materials, to shareholders;

•	fidelity bond, Directors and officers/errors and omissions liability insurance and other insurance premiums;

•	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);

•	third-party compliance expenses for the Fund, including the cost of any third-party service providers and any compliance program audit programs;

•	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended;

•	all other expenses incurred by the Fund or the Investment Adviser in connection with administering the Fund’s business, including expenses incurred by the Investment Adviser in performing administrative services for the Fund, and the cost of any third-party service providers engaged to assist the Investment Adviser with the provision of administrative services, subject to the limitations included in the Investment Advisory Agreement and the Investment Sub-Advisory Agreement; and

•	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this prospectus, each of the Investment Adviser and the Investment Sub-Adviser will be reimbursed by the Fund, for any of the above expenses that it pays on behalf of the Fund, including administrative expenses they incur on such entity’s behalf.

Organization and Offering Costs

The Investment Adviser and its affiliates have incurred organization and offering costs, on the Fund’s behalf, of approximately $649,680 as of December 31, 2017. The Investment Adviser and its affiliates are entitled to receive reimbursement for costs paid on behalf of the Fund. The Fund records organization and offering costs each period based upon an allocation determined by the Investment Adviser based on its expectation of total organization and offering costs to be reimbursed. As of December 31, 2017, $53,564 organization and offering costs have been allocated to the Fund.

Organization costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Fund has charged offering costs against capital in excess of par value on the balance sheet.

The Fund will reimburse the organization and offering expenses incurred by the Investment Adviser and its affiliates on the Fund’s behalf. Any reimbursements of organization and offering expenses by the Fund will not exceed actual expenses incurred by the Investment Adviser and its affiliates. Although organization and offering expenses are payable by the Fund, these expenses are indirectly borne by the Fund’s shareholders and will therefore immediately reduce the NAV of each share purchased in the offering.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Investment Adviser, which had voting authority with respect to 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Investment Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

The Fund intends to determine the NAV of shares daily, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time).

The Fund will calculate the NAV by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Valuation Committee, consisting of personnel from the Investment Adviser whose membership on the Valuation Committee was approved by the Board, values the Fund’s assets in good faith pursuant to the Fund’s valuation policies and procedures that were developed by the Valuation Committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, or more frequently if necessary, the Audit Committee reviews and the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Investment Adviser provides the Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period. To the extent deemed necessary by the Investment Adviser, the Valuation Committee may review certain securities valued by the Investment Adviser in accordance with the Fund’s valuation policies.

When determining the fair value of an asset, the Valuation Committee seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts for the investment, and valuations prepared by independent valuation firms. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates.

The Fund expects that its portfolio will primarily consist of investments that are not actively traded in the market and for which quotations may not be available. For the purposes of calculating NAV, the Valuation Committee uses the following valuation methods:

Investments where a market price is readily available:

Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.

Investments where a market price is not readily available:

For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Board, with assistance from the Valuation Committee, in accordance with the Fund’s valuation policy.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

In addition to the foregoing, an independent valuation firm will periodically evaluate certain investments for which a market price is not readily available. Finally, unless the NAV and other aspects of such investments exceed certain thresholds, an independent valuation firm would not undertake such an evaluation.

Below is a description of factors that may be considered when valuing the Fund’s CRE investments, where a market price is not readily available:

•	the size and scope of the CRE investment and its specific strengths and weaknesses;

•	rental income, related rental income, expense amounts and expense growth rates;

•	discount rates and capitalization rates;

•	an analysis of recent comparable sales transactions;

•	bona fide third party purchase offers and sale negotiations;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair value of the CRE investment in relation to the face amount of its outstanding debt;

•	the quality of collateral securing the Fund’s CRE Debt Investments;

•	industry multiples including but not limited to EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Changes in outstanding shares:

Changes in the number of outstanding shares of the Fund per class resulting from dividends and repurchases shall be reflected no later than in the first calculation on the first business day following such change.

Allocation of income and class expenses:

Expenses related to the distribution of a class of shares of the Fund or to the services provided to shareholders of a class of shares shall be borne solely by such class. The following expenses attributable to the shares of a particular class will be borne solely by the class to which they are attributable:

•	Account maintenance and shareholder servicing fees;

•	Extraordinary non-recurring expenses, including litigation and other legal expenses relating to a particular class; and

•	Such other expenses as the Board determines were incurred by a specific class and are appropriately paid by that class.

Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific class shall be allocated to each class of the Fund on the basis of NAV of that class in relation to the NAV of the Fund. Investment advisory fees, including the Management Fee, custodial fees, and other expenses relating to the management of the Fund’s assets shall not be allocated on a class-specific basis, but rather based upon relative net assets. Income shall be included to the date of calculation. Appropriate provision shall be made for federal income taxes if required.

While the Fund’s valuation policy is intended to result in a calculation of the Fund’s NAV that fairly reflects investment values as of the time of pricing, the Fund cannot ensure that fair values determined by the Valuation Committee would accurately reflect the price that the Fund could obtain for an investment if it were to dispose of that investment as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the investments were sold. The Fund periodically benchmarks the bid and ask prices received from independent valuation firms and/or dealers, as applicable, and valuations received from the independent valuation firms against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with the Investment Adviser’s management of the Fund’s investments, and the investments of other accounts for which the Investment Adviser is responsible. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific Investment Adviser, Investment Sub-Adviser, and Administrator compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Investment Adviser has adopted policies and procedures and has structured the Portfolio Manager’s compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Policies and Procedures for Managing Conflicts; Allocation of Investment Opportunities

Each of the Investment Adviser and the Investment Sub-Adviser and their respective affiliates have both subjective and objective policies and procedures in place designed to manage the potential conflicts of interest among the Investment Adviser’s and either of the Investment Sub-Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients. For example and as discussed in further detail below, each of the Investment Adviser and the Investment Sub-Adviser has adopted policies and procedures that seek to allocate investment opportunities between the Fund and their other respective clients fairly and equitably over time. Nonetheless, an investment opportunity that is suitable for multiple clients, including the Fund, the Investment Adviser and the Investment Sub-Adviser or their respective affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed on some clients by the 1940 Act. There can be no assurance that the Investment Adviser’s and Investment Sub-Adviser’s or their respective affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in the Fund’s favor.

Allocation of Investment Opportunities by the Investment Adviser

The Investment Adviser and its affiliates are simultaneously providing investment advisory services to the Investment Adviser Clients. As a result, the Investment Adviser has established allocation of investment opportunities procedures which are more fully described in Part 2 of its Form ADV but which are summarized below.

The Investment Adviser must exercise due care to ensure that investment opportunities, which are appropriate and eligible for investment, are allocated fairly and equitably among its Investment Adviser Clients. It is the Investment Adviser’s policy to fairly and equitably allocate investments to its Investment Adviser Clients, taking into account such factors as available capital, portfolio concentrations, suitability, and any other factors deemed appropriate. Many investment opportunities identified by the Investment Adviser are likely to be appropriate for more than one Investment Adviser Client. In such cases, the Investment Adviser shall attempt to secure a sufficient number of allocation to satisfy the demand of all such Investment Adviser Clients. In the event that the amount of an available investment opportunity is not sufficient to meet demand among Investment Adviser Clients, the Investment Adviser’s allocation policy gives priority to Broadstone Net Lease and Broadtree Residential for investment opportunities that fit within each’s respective then-current investment policy. As a result, even if an investment opportunity is appropriate for another Investment Adviser Client, that Investment Adviser Client may not be able to invest its desired commitment in such opportunity or at all.

The Investment Adviser recognizes it is not permissible to allocate an investment opportunity to an Investment Adviser Client on the basis of the amount of compensation or profits that are likely to be realized for the Investment Adviser or its principals. Accordingly, an investment opportunity with strong return potential may not be omitted from the portfolio of an underperforming Investment Adviser Client, if any, on the basis that the Investment Adviser’s overall compensation would be lower if the investment opportunity were acquired by the underperforming Investment Adviser Client.

The primary investment and allocation principles for each Investment Adviser Client are derived from the Client’s Investment Policy and governing documents. In this regard:

Predecessor/Successor Funds. Generally, a new investment fund does not begin investment activities until its predecessor fund has invested or committed a significant portion of its aggregate capital commitments. As a result, issues related to allocation of investment opportunities may arise when the Investment Adviser begins investing in a successor to an existing Investment Adviser Client. In general, the Investment Adviser Client’s governing documents will set forth rules and procedures for the allocation of investment opportunities among such Investment Adviser Clients.

Co-Investment and Strategic Investors. To the extent permitted under an Investment Adviser Client’s governing documents and permitted by applicable law, including the 1940 Act, the Investment Adviser may raise co-investment funds or establish co-investment vehicles to participate in an investment opportunity alongside an Investment Adviser Client. In addition, “strategic investors” may be permitted to co-invest alongside an Investment Adviser Client to the extent permitted under the Investment Adviser Client’s governing documents and permitted by applicable law, including the 1940 Act.

“Side-by-Side” Investment Adviser Clients. When two or more investment vehicles are formed as part of the same investment program for the purpose of making the same investments, investments made by that investment program will be allocated based on their relative capital commitments, subject to all limitations in the applicable governing documents.

Investments Away from Existing Investment Adviser Clients. Investment Adviser Clients generally comprise funds with an ongoing entitlement to new investment opportunities within their investment parameters. In preparing the allocation for any investment, the responsible officer will confirm, in consultation with the Chief Compliance Officer of the Investment Adviser, the basis for determining which Investment Adviser Clients are to participate in the investment and the basis for apportioning the opportunity only to such Investment Adviser Client(s). In accordance with the BNL Asset Management Agreement between the Investment Adviser and Broadstone Net Lease, if the Investment Adviser is presented with a potential investment in a property which might be made by Broadstone Net Lease under its investment policy and one or more other Investment Adviser Clients, the investment will first be offered to Broadstone Net Lease for acquisition, provided Broadstone Net Lease has adequate funds for the investment. In accordance with Broadtree Residential’s investment policy, if Broadtree Residential owns 500 or more multifamily units in a metropolitan statistical area (“MSA”), the MSA is considered to be within Broadtree Residential’s multifamily market exclusivity and if the Investment Adviser is presented with a potential investment in a multifamily property in an applicable MSA which might be made by Broadtree Residential under its investment policy and one or more other Investment Adviser Clients, the multifamily investment opportunity will first be offered to Broadtree Residential for acquisition, provided Broadtree Residential has adequate funds for the investment.

The Investment Adviser shall maintain supporting documentation to include work-papers showing that recommended allocations of limited investment opportunities were made in a manner that was fair and equitable and in accordance with disclosed policies. Questions regarding the proper allocation of limited investment opportunities will be escalated to the Chief Compliance Officer of the Investment Adviser.

In addition, the Investment Adviser is not prohibited from advising or managing other investment advisory accounts or clients in the future. The Investment Adviser may determine if appropriate for the Fund and one or more clients or investment accounts, including the Investment Adviser Clients, to participate in an investment opportunity (after it has determined that such opportunity would be permitted under the 1940 Act). To the extent the Fund is able to make co-investments with Investment Adviser Clients, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Investment Adviser will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

The Fund will not be able to participate in most allocation of investment opportunities by the Investment Adviser pursuant to the preceding procedures until it first obtains an exemptive relief order from the SEC. Prior to obtaining exemptive relief, the Fund is only permitted to co-invest with its affiliates only in accordance with existing regulatory guidance. See “Risk Factors — The Fund’s ability to enter into transactions with its affiliates will be restricted.”

See also “Risk Factors — Risks Related to Conflicts of Interest — “The Investment Adviser will face a conflict of interest to performing services on the Fund’s behalf as a result of its investment allocation policy and its obligations to its other clients. Such conflicts may not be resolved in the Fund’s favor, meaning that the Fund could invest in less attractive assets, which could limit its ability to make distributions and reduce shareholders’ overall investment.”

Allocation of Investment Opportunities by the Investment Sub-Adviser

The principals of the Investment Sub-Adviser have managed and may continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, the Investment Sub-Adviser has put in place an investment allocation policy to ensure that investment opportunities are allocated between the Fund and the Investment Sub-Adviser’s other clients on a fair and equitable basis. Generally, the Investment Sub-Adviser allocates trades among investment vehicles with similar investment strategies on a pro-rata basis based on the size of client portfolios.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV per share (for the relevant class) no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, in the sole discretion of the Board, but it is not expected that the Board will do so. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund expects its first Repurchase Request Deadline will be the first quarter after shares are first sold to the public.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares, and the Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account or, with respect to shares held in “street name” by a Financial Intermediary on behalf of an investor, to that investor’s account with such Financial Intermediary, on the date the payment is to be made (the “Purchase Payment Date”), which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline. The Board may increase the size of Repurchase Offer Amount, up to a maximum of 25% of the total number of shares outstanding on the Repurchase Request Deadline, but it is not expected that the Board will do so.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the New York Stock Exchange on the Repurchase Pricing Date. You may call 833-280-4479 to learn the NAV.

The Shareholder Notification offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account or, with respect to shares held in “street name” by a Financial Intermediary on behalf of an investor, to that investor’s account with such Financial Intermediary, on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a REIT under the Code; (b) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Investment

Adviser Investment Committee otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Investment Adviser Investment Committee intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn, would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death, pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Quarterly Distribution Policy

The Fund intends to make a dividend distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend distribution rate may be modified by the Board from time to time. In order to qualify as a REIT, the Fund is required to distribute dividends to its shareholders each year in an amount at least equal to (a) the sum of (i) 90% of the Fund’s “REIT taxable income” (computed without regard to its dividends-paid deduction and excluding net capital gains) and (ii) the Fund’s net income, if any, (after tax) from foreclosure property, minus (b) the sum of specified items of non-cash income. To the extent that the Fund distributes less than 100% of its “REIT taxable income,” as adjusted, the Fund will be subject to tax at the regular corporate tax rates on the retained portion. If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund would be subject to a 4% excise tax on the excess of such required distribution over the sum of (a) the amounts actually distributed and (b) the amounts of income retained on which it has paid corporate income tax. The Fund intends to make timely distributions sufficient to satisfy the REIT qualification requirements and to avoid material income and excise taxes. The initial distribution will be declared on a date determined by the Board. The initial distribution may consist principally of a return of capital. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder, require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by DST Systems, Inc. (the “Agent”). Pursuant to the policy, the Fund’s distributions other than liquidating distributions and redemptions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105-1407. Such written notice must be received by the Agent three days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. With respect to shares held by a Financial Intermediary on behalf of an investor, any written notices will be provided to the Financial Intermediary and shares issued under the dividend reinvestment policy will be issued to the Financial Intermediary account. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below. A shareholder may designate all or a portion of his or her shares for inclusion in the policy, provided that Distributions will be reinvested only with respect to shares designated for reinvestment under the policy.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholder in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders. With respect to shares held by a Financial Intermediary on behalf of an investor, the Agent will distribute all information to the Financial Intermediary and any shares issued under the dividend reinvestment policy will be issued to the Financial Intermediary account.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Considerations.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the

Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at 833-276-2766. Certain transactions can be performed by calling the toll free number 833-276-2766.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following information relating to certain U.S. federal income tax consequences of an investment in the Fund by a U.S. investor that is not a tax-exempt entity is based on laws, regulations, IRS pronouncements and court decisions in effect on the date of this prospectus. These laws and regulations are subject to change, possibly with retroactive effect. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders, or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, non-U.S. and tax-exempt shareholders. Shareholders should consult a tax professional for the tax consequences of investing in the Fund in light of their own circumstances, as well as for information on foreign, state and local taxes, which may apply.

Distributions to Shareholders

The following discussion describes taxation of shareholders on distributions from the Fund in years in which the Fund qualifies to be taxed as a REIT.

Distributions by the Fund, other than capital gain dividends, generally will constitute ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. Distributions from REITs that are treated as dividends but are not designated as qualified dividends or capital gain dividends are treated as ordinary income. Under the recently passed Tax Cuts and Jobs Act, the rate brackets for non-corporate taxpayer’s ordinary income are adjusted, the top tax rate is reduced from 39.6% to 37%, and ordinary REIT dividends are taxed at even lower effective rates. For taxable years beginning after December 31, 2017 and before January 1, 2026, distributions from REITs that are treated as dividends but are not designated as qualified dividends or capital gain dividends are taxed as ordinary income after deducting 20% of the amount of the dividend in the case of non-corporate shareholders. At the maximum ordinary income of 37% applicable for taxable years beginning after December 31, 2017 and before January 1, 2026, the maximum tax rate on ordinary REIT dividends for non-corporate shareholders is 29.6%.

Ordinary dividends generally will not qualify as “qualified dividend income” currently taxed as net capital gain for U.S. shareholders that are individuals, trusts, or estates. However, provided the Fund properly designates the distributions, distributions to shareholders that are individuals, trusts, or estates generally will constitute qualified dividend income taxed as net capital gain to the extent the shareholder (and, where applicable, the Fund) satisfies certain holding period requirements and the dividends are attributable to (i) qualified dividend income received by the Fund from other corporations during the taxable year, and (ii) undistributed earnings or built-in gains taxed at the corporate level during the immediately preceding year. The Fund does not anticipate distributing a significant amount of qualified dividend income.

Distributions that are properly designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed the Fund’s actual net capital gain for the taxable year) without regard to the period for which the shareholder has held its shares. The REIT provisions of the Code do not require the Fund to distribute its long-term capital gain, and it may elect to retain and pay income tax on its net long-term capital gains received during the taxable year. If the Fund so elects for a taxable year, shareholders would include in income as long-term capital gains their proportionate share of retained net long-term capital gains for the taxable year. A shareholder would be deemed to have paid its share of the tax paid by the Fund on such undistributed capital gains, which would be credited or refunded to the shareholder. The shareholder’s basis in its shares would be increased by the amount of undistributed long-term capital gains (less the capital gains tax paid by the Fund) included in the shareholder’s long-term capital gains.

Distributions in excess of the Fund’s current and accumulated earnings and profits (a “return of capital distribution”) will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder’s shares and thereby increasing the amount of gain (or decreasing the amount of loss) recognizable by the shareholder upon a subsequent disposition of its shares. To the extent a return of capital distribution exceeds a shareholder’s tax basis in its shares, the distribution will be taxable as capital gain realized from the sale of such shares.

Dividends declared by the Fund in October, November or December and payable to a shareholder of record on a specified date in any such month, shall be treated both as paid by the Fund and as received by the shareholder on December 31 of the year, provided that the dividend is actually paid during January of the following calendar year.

If a shareholder participates in the Fund’s dividend reinvestment plan, such shareholder will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in shares of the Fund’s common stock to the extent the amount reinvested was not a tax-free return of capital. Therefore, unless such shareholder is a tax-exempt entity, such shareholder may be forced to use funds from other sources to pay such shareholder’s tax liability on the reinvested dividends.

A statement that provides the federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year.

Gain or Loss on Sale or Repurchase of Shares of the Fund

A shareholder may recognize either a gain or loss when it sells shares of the Fund. The gain or loss is the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares sold. Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares. If a shareholder sells shares of the Fund at a loss and purchases shares of the Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

A repurchase of common stock of the Fund will be treated as a distribution in exchange for the repurchased shares and taxed in the same manner as any other taxable sale or other disposition of common stock discussed above, provided that the repurchase satisfies one of the tests enabling the repurchase to be treated as a sale or exchange. A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the holder’s interest in the Fund, (ii) results in a substantially disproportionate redemption with respect to the holder, or (iii) is not essentially equivalent to a dividend with respect to the holder. In determining whether any of these tests has been met, common stock actually owned, as well as common stock considered to be owned by the holder by reason of certain constructive ownership rules set forth in the Code, generally must be taken into account. The sale of common stock pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a holder if the percentage of the then outstanding voting stock of the Fund owned by the holder immediately after the sale is less than 80% of the percentage of the voting stock of the Fund owned by the holder determined immediately before the sale. The sale of common stock pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a holder if the reduction in the holder’s proportionate interest in stock of the Fund as a result of the repurchase constitutes a “meaningful reduction” of such holder’s interest.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following description of the terms of the stock of the Fund is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s Charter and Bylaws. The Charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

The Fund’s authorized stock consists of 400,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock and 200,000,000 of which are Class W shares and 200,000,000 of which are Class I shares. There is currently no market for the Fund’s shares, and the Fund does not expect that a market for its shares will develop in the foreseeable future, if ever. A majority of the Board may, without any action by the shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the Fund’s shareholders generally will not be personally liable for the Fund’s debts or obligations.

Shares of Common Stock

General

All shares of common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. The Fund currently offers two different classes of shares: Class W and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. Each share class has different fees, as set forth in “Summary of Fund Expenses.” Certain share class details are set forth in “Plan of Distribution.” Common shareholders are entitled to receive distributions when, as and if authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Common shareholders have no preference, conversion, exchange, sinking fund or redemption rights, have no preemptive rights to subscribe for any of the Fund’s securities and have no appraisal rights unless the Board determines that appraisal rights apply, with respect to all or any classes of common stock, to one or more transactions occurring after the date of such determination in connection with which common shareholders would otherwise be entitled to exercise appraisal rights. Shareholders are subject to transfer restrictions, including transfer restrictions with regard to the Fund’s election to be taxed as a REIT, and there is no guarantee that they will be able to sell their shares. See “Transfer Restrictions” below. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions

Distributions may be paid to common shareholders if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor.

If any shares of preferred stock are outstanding, common shareholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred stock, (2) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable nationally recognized statistical rating organization (“NRSRO”), in each case, after giving effect to such a distribution and (5) there is no event of default existing under the terms of any of the Fund’s borrowings, in each case, after giving effect to such distributions.

So long as senior securities representing indebtedness of the Fund are outstanding, shareholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable NRSRO, in each case, after giving effect to such a distribution.

Liquidation Rights

The Fund’s shareholders are entitled to the then-current NAV per share of the assets legally available for distribution to the Fund’s shareholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock, including any preferred stock.

Voting Rights

Each outstanding share of common stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s shareholders, including the election of Directors. The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s shareholders constitutes a quorum at the meeting, unless applicable law or the Fund’s Charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the shareholders entitled to cast a majority of the votes entitled to be cast by shareholders of each such class on such a matter will constitute a quorum.

There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of the Fund’s shareholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the Directors whose terms expire at that meeting, except that holders of a majority of the outstanding shares of preferred stock, if any, will have the right, voting as a separate class, to elect two Directors at all times.

Preferred Stock

The Fund’s Charter authorizes the Board to classify and reclassify any unissued shares of common stock into shares of other classes or series of stock, including preferred stock, without the approval of common shareholders. Common shareholders have no preemptive right to purchase any shares of preferred stock that the Fund may issue. The Fund may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s Charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series. Thus, the Board could authorize the Fund to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the 1940 Act. If the Fund elects to issue preferred stock (and/or notes or other debt securities), its ability to make distributions to its common shareholders may be limited by the terms of such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law and the Fund’s lenders.

Under the 1940 Act, holders of the preferred stock would be entitled to elect two Directors of the Fund at all times and to elect a majority of the Fund’s Directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years’ dividends. Holders of the preferred stock would continue to have the right to elect a majority of the Fund’s Directors until all dividends in arrears on the preferred stock have been paid. In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs.

The Fund does not issue certificates for shares of its common stock. Shares of the Fund’s common stock are held in “uncertificated” form, which will eliminate the physical handling and safekeeping responsibilities inherent in owning transferable share certificates and eliminate the need to return a duly executed share certificate to effect a transfer. The Agent acts as the Fund’s registrar and as the Transfer Agent for shares of the Fund’s common stock. With respect to shares held by a Financial Intermediary on behalf of an investor, the Financial Intermediary will be responsible for the functions of the registrar and Transfer Agent. Transfers can be effected simply by mailing a transfer and assignment form, which the Fund will provide to you at no charge, to:

Broadstone Real Estate Access Fund, Inc., c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 61405-1407.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws

The Maryland General Corporation Law and the Fund’s Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by the Maryland General Corporation Law, the Fund’s Bylaws provide that the Fund is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted on under the 1940 Act. Accordingly, the Fund will not hold an annual meeting of shareholders each year and Directors will be elected to serve an indefinite term between annual meetings of shareholders. The Fund’s Bylaws provide that a Director is elected by a plurality of all the votes cast at a meeting of shareholders at which a quorum is present. Pursuant to the Fund’s Charter, the Board may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal

The Fund’s Charter provides that the number of Directors will be set only by the Board in accordance with the Fund’s Bylaws. The Fund’s Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of Directors. However, unless the Fund’s Bylaws are amended, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law, which is one, or more than fifteen.

The Fund’s Charter provides that, at such time as the Fund has at least three Independent Directors and its common stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (which will be upon completion of this offering), the Fund elects to be subject to a provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Pursuant to this election, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund’s Charter provides that a Director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Directors.

Action by Shareholders

Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which the Fund’s Charter does not), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board or (3) by a shareholder who is a shareholder of record at the record date set by the Board for the purpose of determining shareholders entitled to vote at the annual meeting, at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Fund’s Bylaws for the purpose of electing Directors, by any shareholder who is a shareholder of record at the record date set by the Board for the purpose of determining shareholders entitled to vote at the special meeting, at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws.

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of the Fund’s shareholders may be called by the Board and certain of the Fund’s officers. The Fund’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund to act on any matter that may properly be considered at a meeting of shareholders upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund’s Charter generally provides for approval of Charter amendments and other extraordinary transactions by shareholders entitled to cast a majority of the votes entitled to be cast on the matter. However, the Fund’s Charter provides that the following matters require the approval of shareholders entitled to cast at least 80% of the votes entitled to be cast generally in the election of Directors:

•	amendments to the provisions of the Fund’s Charter relating to the power of the Board to fix the number of Directors, to fill vacancies on the Board and amend the Bylaws;

•	Charter amendments or any other proposal that would convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company or make the Fund’s common stock a redeemable security (within the meaning of the 1940 Act);

•	the liquidation or dissolution of the Fund or Charter amendments to effect the liquidation or dissolution of the Fund;

•	amendments to the provisions of the Fund’s Charter relating to the vote required to approve the dissolution of the Fund, Charter amendments and extraordinary transactions;

•	any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s shareholders; or

•	any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, or member of such a group, on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund’s continuing Directors (in addition to approval by the Board), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any amendment, proposal or transaction that would not otherwise require shareholder approval under the Maryland General Corporation Law would not require further shareholder approval unless another provision of the Fund’s Charter or Bylaws requires such approval. The “continuing directors” are defined in the Fund’s Charter as its current Directors and Directors whose nomination for election by the Fund’s shareholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing Directors then serving on the Board.

The Fund’s Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws and to make new Bylaws.

Transfer Restrictions

For the Fund to qualify as a REIT under the Code, each of the Fund’s shares of stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the Fund’s outstanding stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year.

The Charter prohibits any transfer of the Fund’s stock if the transfer would result, if effective, in: (i) any person beneficially or constructively owning shares of the Fund’s stock that would result in the Fund being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of the taxable year) or otherwise cause the Fund to fail to qualify as a REIT (including, but not limited to, beneficial or constructive ownership that would result in the Fund owning (directly or indirectly) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Fund from such tenant would cause the Fund to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); or (ii) the Fund’s stock being beneficially owned by fewer than 100 persons. Any attempted transfer of shares of the Fund’s stock that would violate the foregoing limitations will be null and void, and the intended transferee shall acquire no rights in such shares. Any person who acquires or who attempts or intends to acquire shares of the Fund’s stock that may violate any of these restrictions is required to give the Fund immediate written notice, or in the case of a proposed or attempted transaction, give at least 15 days prior written notice, and provide the Fund with such information as the Fund may request in order to determine the effect, if any, of the transfer on its qualification as a REIT.

The above restrictions will not apply if the Board determines that it is no longer in the Fund’s best interests to continue to qualify as a REIT (or that compliance is no longer required for REIT qualification).

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the Fund’s outstanding stock is required, within 30 days after the end of each taxable year, to give the Fund written notice stating his name and address, the number of shares of each class and series of the Fund’s stock which the shareholder beneficially owns and a description of the manner in which the shares are held. Each such owner shall provide the Fund with such additional information as the Fund may request in order to determine the effect, if any, of the shareholder’s beneficial ownership on the Fund’s qualification as a REIT and to ensure compliance with the ownership limits. In addition, each shareholder shall upon demand be required to provide the Fund with such information as the Fund may request in good faith in order to determine the Fund’s qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

These restrictions on transfer could delay, defer or prevent a transaction or a change in control that might involve a premium price for the common stock or otherwise be in the best interest of the shareholders.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc., a Colorado corporation located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell up to $1,000,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. The Class W shares will pay to the Distributor a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class W shares, and is payable on a monthly basis. All or a portion of such Shareholder Servicing Fee may be used to compensate financial industry professionals for providing ongoing shareholder services. Such activities may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Investment Adviser may reasonably request. Class I shares are not subject to a Shareholder Servicing Fee.

Additional Financial Intermediary Compensation

The Investment Adviser or its affiliates, in the Investment Adviser’s discretion and from its own resources, may pay additional compensation to Financial Intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries’ registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating the Financial Intermediaries. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Payments of Additional Compensation by the Investment Adviser or its affiliates may have the effect of increasing the Fund’s assets under management, which would result in a corresponding increase in Management Fees payable to the Investment Adviser. The Investment Adviser has not adopted a limitation on the maximum permissible amount of the Additional Compensation that could be paid to Financial Intermediaries. See “Risk Factors — Risks Related to Conflicts of Interest.”

The Fund and the Investment Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Investment Adviser and its affiliates in the ordinary course of business.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer

Agent. Investors may buy and sell shares of the Fund through Financial Intermediaries. Such Financial Intermediaries may be authorized to designate other intermediaries to receive purchase or sale orders on the Fund’s behalf. Orders will be placed at the appropriate price, which shall be a price that is not less than the Fund’s NAV (exclusive of commissions) next computed after it is received by a Financial Intermediary and accepted by the Fund. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and for forwarding payment promptly. Orders placed with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange is open for business, will be priced based on the Fund’s NAV determined as of such day, while orders placed with a Financial Intermediary after the close of regular trading (generally after 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange is open for business will be priced based on the Fund’s NAV determined on the day following the date upon which such order is received by the Financial Intermediary.

An investor also may complete and sign a subscription agreement for a specific dollar amount equal to or greater than the minimum initial investment for the applicable class of shares, and pay such amount at the time of subscription; provided, however, that the Fund reserves the right to accept subscriptions of less than the minimum initial investment for the applicable share class. An investor should make his or her check payable to Broadstone Real Estate Access Fund, Inc. Subscriptions will be effective only upon the Fund’s acceptance and it reserves the right to reject any subscription in whole or in part. Subscriptions will be priced based on the Fund’s NAV determined as of the date the subscription is accepted by the Fund. Subscriptions will be accepted or rejected by the Fund within ten days of receipt and, if rejected, all funds will be returned to subscribers without deduction for any expenses without interest, unless otherwise required by applicable law. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for his or her benefit. An investor does not have the option of rescinding a purchase order after the shares to be purchased pursuant to the subscription agreement have been issued to the investor. See “— Purchasing Shares.”

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription agreement. As requested on the subscription agreement, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Investor Relations at 833-280-4479 for additional assistance when completing a subscription agreement.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

By Mail

To make an initial purchase by mail, complete a subscription agreement and mail the application, together with a check made payable to Broadstone Real Estate Access Fund, Inc. to:

Broadstone Real Estate Access Fund, Inc.

c/o DST Systems, Inc.

P.O. Box 219597

Kansas City, MO 64121-9597

Telephone: 833-276-2766

Attn: Investor Relations

All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

It is the policy of the Fund not to accept subscription agreements under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any subscription agreement.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed subscription agreement before an investor wires funds. Investors may mail or overnight deliver a subscription agreement to the Transfer Agent. Upon receipt of the completed subscription agreement, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received, if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #:     101000695

Account #: 9872292189

Further Credit: Broadstone Real Estate Access Fund, Inc.

(shareholder registration)

(shareholder account number)

By Wire — Subsequent Investments

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 833-280-4479 for more information about the Fund’s Automatic Investment Plan.

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription agreement as part of the Fund’s Anti-Money Laundering Program. As requested on the subscription agreement, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Investor Relations at 833-280-4479 for additional assistance when completing a subscription agreement.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial investment is $2,500 for Class W shares and $1,000,000 for Class I shares. The minimum subsequent investment is $1,000 for Class W shares and Class I shares, except for purchases pursuant to the dividend reinvestment policy. The Fund reserves the right to waive investment minimums. The Fund’s shares are offered for sale through its Distributor at NAV. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The Fund will accept the purchase of shares daily.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.

If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for the investor. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of shares. If your Financial Intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class W shares

Class W shares are sold at the then-current NAV per Class W share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class W shares:

•	The minimum initial investment is $2,500, and the minimum subsequent investment is $1,000, except for purchases pursuant to the dividend reinvestment policy. The Fund reserves the right to waive investment minimums; and

•	a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class W shares and is payable on a monthly basis.

The Shareholder Servicing Fee may be used to compensate Financial Intermediaries. The Investment Adviser or an affiliate reimburses the Distributor for monies advanced to selected broker-dealers. Because the Class W shares of the Fund are sold at the then-current NAV per Class W share without an upfront sales load, the entire amount of your purchase is invested immediately.

Class I Shares

Class I shares are sold at the then-current NAV per Class I share. Because the Class I Shares of the Fund are sold at the then-current NAV per Class I share without an upfront sales load, the entire amount of your purchase is invested immediately. The minimum initial investment is $1,000,000, and the minimum subsequent investment is $1,000, except for purchases pursuant to the dividend reinvestment policy. The Fund reserves the right to waive investment minimums. The Fund may permit a Financial Intermediary to waive the initial minimum per shareholder for Class I shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; Financial Intermediaries with clients of a registered investment adviser (RIA) purchasing fund shares in fee based advisory accounts with a $1,000,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund’s Class I shares are offered for sale through its Distributor. Class I shares are not subject to the Shareholder Servicing Fee.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” with respect to its Class W shares. Such services may include, but are not limited to: (i) responding to customer inquiries of a general nature regarding the Fund; (ii) crediting distributions from the Fund to customer accounts; (iii) arranging for bank wire transfer of funds to or from a customer’s account; (iv) responding to customer inquiries and requests regarding SAIs, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (v) forwarding prospectuses, SAIs, tax notices and annual and semi-annual reports to beneficial owners of Fund shares; (vi) assisting the Fund in establishing and maintaining shareholder accounts and records; (vii) assisting customers in changing account options, account designations and account addresses; (viii) assistance with share repurchases, distribution payments, and reinvestment decisions; (ix) providing overall guidance on a shareholder’s investment in the Fund’s shares; and (x) providing such other similar services as the Fund may reasonably request. Under the Shareholder Services Plan, Class W shares will pay to the Distributor a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the respective share class and is payable on a monthly basis. Class I shares are not subject to a Shareholder Servicing Fee. The Shareholder Servicing Fee may be used to compensate Financial Intermediaries for providing ongoing shareholder services.

LEGAL MATTERS

Alston & Bird LLP, 1201 West Peachtree Street, Atlanta, Georgia 30309, acts as counsel to the Fund. Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland 20202, acts as special Maryland counsel to the Fund.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 833-276-2766 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning 30 days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Deloitte & Touche LLP is located at 910 Bausch  & Lomb Place, Rochester, NY 14604.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. 333-220955). The complete Registration Statement may be obtained from the SEC at http://www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

PRIVACY NOTICE

FACTS	WHAT DOES Broadstone Real Estate Access Fund, Inc. (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account transactions

•  Account balances and transaction history

• Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the Broadstone Real Estate Access Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Broadstone Real Estate Access Fund, Inc. Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We do not share.

For joint marketing with other financial companies	No	We do not share.

For our affiliates’ everyday business purposes —information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes —information about your creditworthiness	No	We do not share.

For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-833-280-4479

Who we are
Who is providing this notice?	Broadstone Real Estate Access Fund, Inc. (the “Fund”)

What we do
How does Broadstone Real Estate Access Fund, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Broadstone Real Estate Access Fund, Inc. collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes-information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•  Broadstone Real Estate Access Fund, Inc. does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Broadstone Real Estate Access Fund, Inc. does not jointly market.

Broadstone Real Estate Access Fund, Inc.

Class W Shares and Class I Shares of Common Stock

February 1, 2018

Investment Adviser	Investment Sub-Adviser
Broadstone Asset Management, LLC	CenterSquare Investment Management LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Preliminary Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 1, 2018

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Class W Shares and Class I Shares of Common Stock

February 1, 2018

Broadstone Real Estate Access Fund, Inc.

Principal Executive Offices

800 Clinton Square

Rochester, New York 14604

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of the Broadstone Real Estate Access Fund, Inc. (the “Fund”), dated February 1, 2018 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 833-280-4479 or by visiting www.bdrex.com. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC also are available to the public on the SEC’s website at http://www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. An interval fund is a type of closed-end investment company that is required to offer to repurchase its shares from shareholders at periodic intervals, in the Fund’s case, quarterly. The First Repurchase Request Deadline for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The Fund intends to elect to be taxed as a REIT under the Code. The Fund was organized as a Maryland corporation on September 22, 2017. The Fund’s principal office is located at 800 Clinton Square, Rochester, NY 14604, and its telephone number is (585)-287-6500. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers multiple classes of shares, including Class W and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, directors’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low-to-moderate volatility and low correlation to the broader markets. There can be no assurance that the Fund will achieve its investment objective.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities’ that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)	Purchase securities on margin, but may sell securities short and write call options.

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)	Invest more than 25% of the value of its total assets in the securities of companies or entities engaged in any one industry, or group of industries, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund invests over 25% of its assets in the securities of companies or entities in the real estate industry.

(6)	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Securities Lending.

Although the Fund does not currently intend to engage in securities lending, it may do so in the future. Prior to engaging in securities lending, the Fund will enter into securities lending agreements. Once the Fund enters into such agreements, it may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The Fund’s Board has a fiduciary obligation to recall a loan in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur. As such, the terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any material matter and must meet certain tests under the Code.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required. In addition, the Fund is exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. As well, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

The costs of securities lending do not appear in the Fund’s fee table and the Fund bears the entire risk of loss on any reinvested collateral received in connection with securities lending.

Other Fundamental Policies

The Fund will make quarterly repurchase offers for no less than 5% of the shares outstanding at NAV less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the shareholders are notified in writing of each quarterly repurchase after the Repurchase Request Deadline or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies

The following is an additional investment limitation of the Fund and may be changed by the Board without shareholder approval.

80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate-related investments, as further described in the Prospectus. For purposes of compliance with this 80% real estate investment policy, each of the Direct Real Estate Investments, Private CRE Investment Funds, Publicly Traded CRE Securities, and CRE Debt Investments that are pooled investment vehicles in which the Fund invests will have at least 80% of its assets invested in real estate or real estate-related investments, or will have adopted a policy to invest at least 80% of its assets in the securities of real estate or real estate-related issuers. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% real estate investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of institutional quality real estate and real estate-related investments, which will be comprised of the following primary asset classes: (i) Direct Real Estate Investments, (ii) Private CRE Investment Funds, (iii) Publicly Traded CRE Securities, and (iv) CRE Debt Investments.

The Fund expects that its Direct Real Estate Investments and CRE Debt Investments will be held through wholly owned subsidiaries or joint ventures, or involve co-investment transactions, certain of which may be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive relief order from the SEC.

No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Investment Adviser believes the Fund will achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — The Fund will be subject to additional risks if it makes investments internationally,” contained in the Prospectus. The Fund’s investment adviser is Broadstone Asset Management, LLC, a New York limited liability company, a registered investment adviser under the Advisers Act. The Investment Adviser has engaged CenterSquare Investment Management LLC to act as the Fund’s Investment Sub-Adviser, and the Administrator is ALPS Fund Services, Inc. The Investment Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Investment Adviser will have sole discretion to make all investments but has delegated to the Investment Sub-Adviser the investment discretion to manage the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities. See “Risk Factors — Risks Related to Conflicts of Interest” in the Prospectus. Any investment sub-adviser chosen by the Investment Adviser will be paid by the Investment Adviser based only on the portion of Fund assets allocated to any such investment sub-adviser by the Investment Adviser. Shareholders do not pay any investment sub-adviser fees. The Investment Adviser is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments is set forth below.

Private CRE Investment Funds

The Fund attempts to achieve its investment objective by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate-related securities. Private CRE Investment Funds typically accept investments on a quarterly basis, have quarterly repurchases, and do not have a defined termination date. Additionally, the Fund may acquire investments in Private CRE Investment Funds from one or more sellers who are existing investors in the Private CRE Investment Funds in one or more secondary transactions.

Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack, and geographic locations. In addition to diversification across real estate asset classes, property types, positions in the Capital Stack and geographic markets, Private CRE Investment Funds may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation. No specific limits have been established within the Fund’s investment guidelines for property type, positions in the Capital Stack and geographic investments; however, many of the Private CRE Investment Funds have NAV limitations for any one individual property held by such Funds relative to the NAV of the Private CRE Investment Fund’s overall portfolio. While some institutional asset managers will seek diversification across property types, certain Private CRE Investment Funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple property categories.

The Private CRE Investment Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus or other economic or property specific factors, each Private CRE Investment Fund will have differing limitations on the utilization of leverage. Such limitations are Private CRE Investment Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation. The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

The Fund seeks, through the Private CRE Investment Funds, to focus primarily on direct real estate investments held by the Private CRE Investment Funds or on investments in real estate operating companies that acquire, develop and manage real estate; as a result, the Fund will invest no more than 10% of its net assets in pooled investment vehicles, including Private CRE Investment Funds that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund has not set a limitation on the amount of its investments that it may invest in all other Private CRE Investment Funds (i.e., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate). The Fund expects that many of the Private CRE Investment Funds generally will charge a management fee of 1.00% to 2.00%, and up to 20% of net profits as a “carried interest” allocation.

Other Underlying Funds

The Fund may invest in securities of other underlying funds, including REITs and ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances, a prohibition on the Fund from acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund, if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.25%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Investment Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by FINRA for funds of funds. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

ETFs are shares of unaffiliated investment companies issuing shares, which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Investment Adviser deem appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Derivatives

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Investment Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter (“OTC”) market, or they may be negotiated directly with counterparties. In cases where instruments are purchased OTC or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

Successful use of futures also is subject to the Investment Sub-Adviser’s ability to correctly predict movements in the relevant market. To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Investment Adviser’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the OTC market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Investment Sub-Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax asset requirements for REIT qualification.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy will include all requirements of Rule 23c-3(b)(2)(i)(A)-(D) of the 1940 Act governing such repurchases applicable to the Fund. The Repurchase Offer Policy also provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Investment Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms

The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

(1)	The repurchase offers will be made in March, June, September, and December of each year.

(2)	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and no more than 42 of the Repurchase Request Deadline (or the preceding business day if the New York Stock Exchange is closed on that day).

(3)	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. Generally, the Fund does not charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline. The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a Shareholder Notification providing the following information:

(1)	A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

(2)	Any fees applicable to such repurchase, if any;

(3)	The Repurchase Offer Amount;

(4)	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and Repurchase Payment Deadline;

(5)	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

(6)	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

(7)	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

(8)	The circumstances in which the Fund may suspend or postpone a repurchase offer;

(9)	The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

(10)	The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Exchange Act.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

(1)	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others; or

(2)	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the directors of the Board (the “Directors”) who are not interested persons of the Fund, and only:

(1)	If the repurchase would cause the Fund to lose its status as a REIT under Section 856 et seq. of the Code;

(2)	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

(3)	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

(4)	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(5)	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing NAV: The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

(1)	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

(2)	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

(3)	Customary national, local, and regional business holidays.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Investment Adviser, but shall continue to be responsible for monitoring the Investment Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

(1)	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting an offer and the mechanics of transfer).

(e)	The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

(2)	If market developments impair the liquidity of a security, the Investment Adviser should review the advisability of retaining the security in the portfolio. The Investment Adviser should report the basis for their determination to retain a security at the next Board meeting.

(3)	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

(4)	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

Disclosure of its fundamental policy regarding periodic repurchase offers.

(1)	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)	the number of repurchase offers,

(b)	the Repurchase Offer Amount and the amount tendered in each repurchase offer, and

(c)	the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures described above.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board, in accordance with the Charter and the Bylaws (together, the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of seven individuals, four of whom are Independent Directors. Pursuant to the Governing Documents of the Fund, the Directors shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes.

Board Leadership Structure. Amy L. Tait is the Chairman of the Board. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Directors will meet in executive session at least quarterly. Under the Charter and Bylaws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Fund believes that its Chairman, the chair of the Audit Committee and the Nominating and Corporate Governance Committee, and as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

Amy L. Tait and Christopher J. Czarnecki may be deemed to be interested persons of the Fund by virtue of their ownership interests in and senior management roles at the Investment Adviser and/or its affiliates, and the portfolio management services they provide to the Fund. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director happens to be independent or a member of management. Michael E. Jones currently serves as the lead Independent Director of the Fund. The Independent Directors have determined that they can act independently and effectively without having a Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board.

Board Risk Oversight. The Board has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Director and Officer Qualifications

Following is a list of the Directors and executive officers of the Fund and their principal occupation over the last five years. Unless otherwise noted, the address of each Director and Officer is: c/o Broadstone Asset Management, LLC, 800 Clinton Square, Rochester, New York 14604.

Independent Directors

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director During Last Five Years
Z. Jamie Behar (60)	Disinterested Director	Consultant for Evercore Trust Company, 2015 – 2017; Managing Director, Real Estate & Alternative Investments for GM Investment Management Corporation, 2005 – 2015	1	Hotel Investors, Inc.; Gramercy Property Trust Inc.; Forest City Realty Trust Inc.

Collete English Dixon (60)	Disinterested Director	Executive Director of the Marshall Bennett Institute of Real Estate and Chair of the Real Estate Department of the Heller College of Business at Roosevelt University, 2017 – present; Managing Principal of Libra Investments Group, LLC, 2016 – present; Executive Director and Vice President of Transactions, for PGIM Real Estate, 2008 – 2016	1	Housing Partnership Equity Trust; Advance REI

Michael E. Jones (63)	Disinterested Director	Co-Founder and Chief Investment Strategist of High Probability Advisors, LLC, 2017 – present; Senior Vice President and Senior Portfolio Management for Federated Clover Investment Advisors, 2008 – 2014	1	N/A

Interested Directors and Officers

Name, Address, Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director During Last Five Years
Amy L. Tait (59)	Chairman and Interested Director	Executive Chairman of the board of managers and Chief Investment Officer of Broadstone Real Estate, 2017 – present; Chief Executive Officer of Broadstone Real Estate, 2006 – 2017.	1	Broadstone Net Lease, Inc.; Broadtree Residential, Inc.; Broadstone Real Estate, LLC; IEC Electronics Corp.; Home Properties, Inc.

Name, Address, Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director During Last Five Years
Christopher J. Czarnecki (37)	Chief Executive Officer and Interested Director	Chief Executive Officer of Broadstone Real Estate, Broadstone Net Lease, and Broadtree Residential, 2017 – present; President and Chief Financial Officer of Broadstone Real Estate and Broadstone Net Lease, 2015 – 2017; Executive Vice President and Chief Financial Officer of Broadtree Residential, 2009 – 2015.	1	Broadstone Net Lease, Inc.; Broadtree Residential, Inc.; Broadstone Real Estate, LLC

Kate Davis (36)	President and Portfolio Manager	Portfolio Manager and Head of Research & Operations for the Resource Real Estate Diversified Income Fund at Resource America, Inc., June 2014 – August 2017; Vice President, Real Estate Credit for Resource America, Inc., January 2013 – June 2014; Corporate Finance and Business Development at Microsoft, 2008 – 2013.	N/A	N/A

Ryan M. Albano (36)	Chief Financial Officer	Executive Vice President and Chief Financial Officer of Broadstone Real Estate, Broadstone Net Lease, and Broadtree Residential, 2017 – present; VP – Finance of Broadstone Real Estate and Broadstone Net Lease, 2013 – 2017; Assistant CFO, Manning & Napier, Inc., 2011 to 2013	N/A	N/A

Lucas Foss (40)	Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc., 2017 – present; Director of Compliance, Transamerica Asset Management, 2015 – 2017; Deputy Chief Compliance Officer, ALPS Fund Services, Inc. 2012 – 2015.	N/A	N/A

Name, Address, Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director During Last Five Years
Kevin Barry (61)	Treasurer	Treasurer of Broadtree Residential and Broadstone Net Lease, 2017 – present; Chief Accounting Officer and Treasurer of Broadstone Real Estate, 2016 – present; Chief Accounting Officer and Treasurer of Broadstone Net Lease, 2016 – 2017; Chief Accounting Officer and Treasurer of Broadtree Residential, 2012 – 2017; Chief Accounting Officer, Treasurer, and Secretary of Broadstone Net Lease and Broadstone Real Estate, 2012 – 2016.	N/A	N/A

John D. Moragne (35)	Secretary	Executive Vice President, General Counsel, Chief Compliance Officer, and Secretary of Broadstone Real Estate, Broadstone Net Lease and Broadtree Residential, 2016 – present; Partner at Vaisey Nicholson & Nearpass PLLC, April 2015 – February 2016; corporate and securities attorney at Nixon Peabody LLP, September 2007 – March 2015	N/A	N/A

*	The term of office for each Director and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

Z. Jamie Behar, one of the Fund’s Disinterested Directors, is a consultant for Evercore Trust Company (“Evercore”). Ms. Behar joined Evercore in 2015. In this role she provides investment management and independent fiduciary services to institutional investors. Prior to joining Evercore, Ms. Behar served as Managing Director, Real Estate & Alternative Investments, for GM Investment Management Corporation (“GMIMCo”). In this role, Ms. Behar was responsible for the management of an approximately $12 billion portfolio of real estate, energy and timber investments on behalf of both General Motors Company and other unaffiliated clients. Ms. Behar also served as a member of GMIMCo’s Board of Directors, the Investment Management Committee, the Private Equity Investment Approval Committee and the Risk Management Committee. Ms. Behar serves on the board of directors of Sunstone Hotel Investors, Inc. (NYSE: SHO), serving as the Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee, the board of directors of Gramercy Property Trust Inc. (NYSE: GPT), serving as a member of the Audit Committee and Investment Committee, the board of directors of Forest City Realty Trust, Inc. (NYSE: FCEA), serving on the Audit Committee and Corporate Governance & Nominating Committee. Ms. Behar holds a B.S in Economics from the Wharton School, University of Pennsylvania and an M.B.A. from Columbia University.

Collete English Dixon, one of the Fund’s Disinterested Directors, serves as Executive Director of the Marshall Bennett Institute of Real Estate and Chair of the Real Estate Department of the Heller College of Business at Roosevelt University. Ms. English Dixon joined Roosevelt University in 2017. In this role, Ms. English Dixon oversees the academic program supported by the Marshall Bennett Institute, known as the Chicago School of Real Estate. Prior to joining Roosevelt University, Ms. English Dixon was Managing Principal of Libra Investments Group, LLC, a real estate consulting and services firm she founded in 2016. Ms. English Dixon previously served as Executive Director and Vice President of Transactions, for PGIM Real Estate (formerly Prudential Real Estate Investors, (“PREI”)), a business unit of Prudential Financial, Inc. (NYSE: PRU) from 2008 to 2016. In this role, Ms. English Dixon co-lead national disposition efforts and was responsible for managing the sale of PREI’s investment properties on behalf of its clients. During this time, she completed the sale of more than $9 billion in portfolio assets, including hotels, industrial properties, apartments, office buildings, retail and land. Prior to 2008, Ms. English Dixon served as PREI’s Vice President of Midwest Region Acquisitions, where she led acquisitions effort covering seven Midwest markets in all major commercial property types. Ms. English Dixon is a member of the Urban Land Institute, serving as the 2016-2019 Chair of the Purple Flight for the Urban Development Mixed-Use Council, and is a member of the Economic Club of Chicago. Ms. English Dixon serves on the board of directors of the Housing Partnership Equity Trust and the advisory board of AdvanceREI. Ms. English Dixon holds a B.B.A. in Finance from the University of Notre Dame and an M.B.A. in Finance from Mercer University.

Michael E. Jones, one of the Fund’s Disinterested Directors, is the Co-Founder and Chief Investment Strategist for High Probability Advisors, LLC. Mr. Jones founded High Probability Advisors in 2017, a registered investment advisory firm that provides investment management services to individuals and institutions, founded in 2017. Prior to founding High Probability Advisors, Mr. Jones served as Senior Vice President and Senior Portfolio Management for Federated Clover Investment Advisors. Prior to joining Federated Clover Investment Advisors, Mr. Jones served as Co-Founder and Chief Executive Officer of Clover Capital Management, Inc., (“Clover Capital”), a registered investment advisory firm. In these roles, Mr. Jones oversaw Clover Capital’s investment strategy and portfolio management efforts. Following the sale of Clover Capital to Federated Investors, Inc. in 2008, Mr. Jones continued in his role as Senior Vice President and Senior Portfolio Management for Federated Clover Investment Advisors. Mr. Jones is a Chartered Financial Analyst and has authored white papers on a variety of investment subjects, including market conditions, behavioral finance, the structure of equity returns and problems with conventional investment approaches. Mr. Jones has also appeared on numerous television and radio programs, including CNBC, Bloomberg TV and radio, CNN-fn, MSNBC and local media outlets. Mr. Jones also serves on the board of directors for Reef Consulting & Investments, LLC. Mr. Jones holds a B.A. in Biology and Psychology from the University of Rochester.

Amy L. Tait, the Fund’s Chairman and an Interested Director, serves as Executive Chairman of the board of managers and Chief Investment Officer of Broadstone Real Estate, is one of Broadstone Real Estate’s founders. Prior to her current role, Ms. Tait served as Chief Executive Officer of Broadstone Real Estate from its inception through 2017. Ms. Tait also serves as the Executive Chairman of the Board and Chief Investment Officer of Broadstone Net Lease and Broadtree Residential, Ms. Tait brings more than three decades of commercial real estate experience to her position. She started her real estate career with Chemical Bank in management training and commercial real estate lending before joining Home Leasing Corporation, the predecessor to Home

Properties, Inc. (formerly a publicly traded company on the NYSE as “HME”). She then served as Executive Vice President of Home Properties from its IPO in 1994 to 2001, and as a Director and Chair of the company’s Real Estate Investment Committee until 2012. Ms. Tait’s responsibilities have included acquisitions, finance, capital markets, investor relations, legal, human resources, and strategic planning. Ms. Tait serves on the board of directors of Broadstone Net Lease, Broadtree Residential, the board of managers of Broadstone Real Estate, the Board of Governors of the National Association of Real Estate Investment Trusts® (NAREIT), on the Simon School Executive Advisory Committee and National Council, the Board of Trustees of the University of Rochester, and has served numerous other community organizations. From 2009 to 2012, Ms. Tait served on the board of directors of IEC Electronics Corp. (NYSE MKT: IEC). Ms. Tait has been recognized in Rochester, New York, with the D’Tocqueville Award, the Athena Award, and Business Hall of Fame induction. She holds a B.S. degree in Civil Engineering from Princeton University and an M.B.A. from the Simon Graduate School of Business at the University of Rochester.

Christopher J. Czarnecki, the Fund’s Chief Executive Officer and an Interested Director, serves as the Chief Executive Officer of the Broadstone Real Estate, Broadstone Net Lease and Broadtree Residential. Mr. Czarnecki joined Broadstone Real Estate in 2009 and became Chief Executive Officer in 2017. In this role, he is responsible for leading the overall organization. In previous roles with Broadstone Real Estate, Mr. Czarnecki served as President and Chief Financial Officer. In these roles he oversaw various functions, including capital markets activities, accounting, property management, and operations. His responsibilities included raising new debt and equity capital for investment, managing investor relations, conducting industry research, board and investor communications, and portfolio analytics. Prior to joining Broadstone Real Estate, Mr. Czarnecki was a commercial real estate lender and credit analyst for Branch Banking & Trust Co. (“BB&T”). Based in Baltimore, MD, he was responsible for the underwriting of new commercial construction projects, portfolio management, and credit analysis. Mr. Czarnecki is a member of PREA and NAREIT and is a graduate of BB&T’s Leadership Development Program. He is also a member of M&T Bank’s Rochester Regional Advisory Board and a guest lecturer in real estate courses at the Simon Graduate School of Business at the University of Rochester. Mr. Czarnecki serves on the board of directors of Broadstone Net Lease and Broadtree Residential, and the board of managers of Broadstone Real Estate. Mr. Czarnecki holds a B.A. in Economics from the University of Rochester, a Diploma in Management Studies from the Judge Business School at the University of Cambridge, and an M.B.A. in Finance and Corporate Accounting from the Simon Graduate School of Business at the University of Rochester.

Kate Davis, the Fund’s President and Portfolio Manager, joined Broadstone Real Estate as a member of the Executive Team in September, 2017, with nearly 15 years of experience in real estate and finance. As President & Portfolio Manager of the Fund, Ms. Davis oversees the ongoing development and implementation of investment strategy and growth planning for the fund. Through the creation and management of a diversified portfolio of real estate investments across sectors and asset classes, Ms. Davis is responsible for achieving the Fund’s business and investment objectives. From June 2014 until joining Broadstone Real Estate, Ms. Davis served as Portfolio Manager and Head of Research & Operations for the Resource Real Estate Diversified Income Fund at Resource America, Inc., where she constructed and co-managed a portfolio of 100+ real estate investments across sectors and asset classes, as well as oversaw business operations. From January 2013 through June 2014, Ms. Davis served as Vice President, Real Estate Credit for Resource America, Inc., where she was underwriter and deal manager for a publicly-traded mortgage REIT. Ms. Davis began her career in real estate private equity, and has also held roles in Corporate Finance and Business Development at Microsoft from 2008-2013. Ms. Davis holds a B.S. in Finance from the University of Illinois at Urbana-Champaign and an M.B.A. from the University of Chicago Booth School of Business.

Ryan M. Albano, the Fund’s Chief Financial Officer, serves as Executive Vice President and Chief Financial Officer of Broadstone Real Estate, Broadstone Net Lease and Broadtree Residential. Mr. Albano joined Broadstone Real Estate in 2013 and is responsible for strategic and financial planning, monitoring key performance metrics, financial reporting, accounting, corporate development, and capital market activities. Prior to joining Broadstone Real Estate, Mr. Albano worked for Manning & Napier, Inc. (NYSE: MN) from 2011 to

2013. During this time, Mr. Albano served in various finance roles, initially assisting in the successful execution of the company’s IPO in 2011 and subsequently serving as Assistant Chief Financial Officer of the company’s mutual fund division. Before Manning & Napier, Mr. Albano worked for KPMG LLP in various roles serving both public and private companies from 2004 to 2011. A certified public accountant, he holds an M.B.A in finance and competitive strategy from the Simon Graduate School of Business at the University of Rochester and a B.S. in accounting from St. John Fisher College.

Kevin F. Barry, the Fund’s Treasurer, serves as Chief Accounting Officer and Treasurer of Broadstone Real Estate. Mr. Barry joined Broadstone Real Estate in 2006. Mr. Barry also serves as Treasurer of Broadstone Net Lease and Broadtree Residential. Previously, Mr. Barry was responsible for the operational and financial transitioning of the Commercial Property Management Division of Home Properties, Inc. to Home Leasing Corporation in 2004 and subsequently to Broadstone Real Estate in 2006. Prior to joining Home Leasing Corporation in 2003, he was the Director of Finance at Continental Service Group, Inc., a debt collection services company, from 2001 to 2003 and as Vice President of H&C Tool Supply Corporation, an industrial tool supplier, from 1986 to 2001. Mr. Barry holds a B.A. degree from Colgate University and an M.B.A. from the Simon Graduate School of Business at the University of Rochester.

Lucas D. Foss, the Fund’s Chief Compliance Officer has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015. At TAM he was responsible for rebuilding and maintaining the adviser and fund compliance programs, along with managing the compliance team and all regulatory inquiries (two SEC targeted/sweep exams, an extensive routine SEC exam and an NFA Exam). TAM currently manages over 125 open-end funds, 5 ETFs and 7 UCITS with ~$85 billion in assets under management. Prior to TAM, Mr. Foss was Deputy Chief Compliance Officer at ALPS and reported to six fund boards (ALPS Series Trust, Boulder Funds, Caldwell and Orkin Market Opportunity Fund, Whitebox Funds, Wakefield Funds and the Principal Real estate Income Fund) as Fund CCO per Rule 38a-1. He developed and maintained customized compliance programs while contributing to the development of ALPS’ CCO Services business. He joined ALPS in 2004 as a Fund Accounting Manager and was subsequently promoted to Senior Compliance Analyst (2006), Compliance Manager (2010) and Deputy CCO (2012). Prior to ALPS, Mr. Foss held positions at BISYS Hedge Fund Services and Deutsche Asset Management / Zurich Scudder Investments in Boston, MA from 2000-2004. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.

John D. Moragne, the Fund’s Secretary, serves as Executive Vice President, General Counsel, Chief Compliance Officer, and Secretary of Broadstone Real Estate, Broadstone Net Lease and Broadtree Residential. At Broadstone Real Estate, Mr. Moragne is responsible for overseeing the legal, compliance, and corporate governance affairs of the company and its sponsored funds. Prior to joining Broadstone Real Estate in 2016, Mr. Moragne was a partner at the law firm now known as Vaisey Nicholson & Nearpass PLLC from April 2015 to February 2016 and was a corporate and securities attorney at Nixon Peabody LLP from September 2007 through March 2015. Mr. Moragne holds a B.A. from SUNY Geneseo and a J.D. from The George Washington University Law School.

Board Committees

In addition to serving on the Board, Directors may also serve on the Audit Committee of the Fund or the Nominating and Corporate Governance Committee of the Fund, both of which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of the Audit Committee and the Nominating and Corporate Governance Committee. Subject to applicable laws, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee

The Board has an Audit Committee that consists of all of the Independent Directors. The Audit Committee operates pursuant to an Audit Committee Charter adopted by the Board and is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal control over financial reporting. The Audit Committee is responsible for aiding the Board in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. On a quarterly basis, the Audit Committee reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. The members of the audit committee are Michael E. Jones and Collete English Dixon, each of whom is an Independent Director. Michael E. Jones serves as the chairman of the Audit Committee. The Board has determined that Michael E. Jones is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee that consists of all of the Independent Directors. The Nominating and Corporate Governance Committee is responsible for selecting, researching, and nominating Directors for election by the Fund’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Fund’s management. The Fund’s Nominating and Corporate Governance Committee will consider shareholders’ proposed nominations for Directors. The members of the Nominating and Corporate Governance Committee are Michael E. Jones, Collete English Dixon and Z. Jamie Behar, each of whom is an Independent Director. Z. Jamie Behar serves as the chairman of the Nominating and Corporate Governance Committee.

Fund Committees

Valuation Committee

The Valuation Committee, consisting of personnel from the Investment Adviser whose membership on the Valuation Committee was approved by the Board, values the Fund’s assets in good faith pursuant to the Fund’s valuation policies and procedures that were developed by the Valuation Committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, or more frequently if necessary, the Audit Committee reviews and the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Director Ownership

The following table indicates the dollar range of equity securities that each Director beneficially owns in the Fund as of the date of this SAI.

Name of Director	Dollar Range of Equity Securities in the Fund(1)(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Amy L. Tait	$0	$0
Christopher J. Czarnecki	$0	$0
Z. Jamie Behar	$0	$0
Collete English Dixon	$0	$0
Michael E. Jones	$0	$0

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote, or to direct the voting of, such security, or “investment power,” which includes the right to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Broadstone Real Estate, LLC, the Fund’s sole stockholder, is controlled by a four-person board of managers that currently consists of Amy L. Tait, Christopher J. Czarnecki, and two representatives of Trident BRE. The shares of the Fund’s common stock owned by Broadstone Real Estate, LLC are not included in the table above as shares of common stock beneficially owned by Ms. Tait and Mr. Czarnecki, respectively, and each of Ms. Tait and Mr. Czarnecki disclaim any beneficial ownership of such shares.

Compensation

Each Independent Director receives an annual retainer fee of $25,000 (to be pro-rated for a partial term), and will further receive a fee of $1,000 for each committee meeting attended as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each Board or committee meeting. In addition, the chairman of each of the Audit Committee and the Nominating and Corporate Governance Committee will receive an annual retainer of $5,000.

CODE OF ETHICS

Each of the Fund, the Investment Adviser, the Investment Sub-Adviser, and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and the Fund has also approved the Investment Adviser’s and Investment Sub-Adviser’s codes of ethics that were adopted by the Investment Adviser and Investment Sub-Adviser under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are attached as exhibits to the registration statement of which this SAI is a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

Broadstone Real Estate Access Fund, Inc.

Proxy Voting Policy and Procedures

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Investment Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act (the “Proxy Duties”). The Investment Adviser has in turn delegated to the Investment Sub-Adviser the Proxy Duties for the portion of the Fund’s investment portfolio for which the Investment Sub-Adviser has investment discretion.

The Fund’s CCO shall ensure that the Investment Adviser and Investment Sub-Adviser, as applicable, have adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

A. General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B. Delegation to the Investment Advisers

The Fund believes that the Investment Adviser and Investment Sub-Adviser, as applicable, are in the best position to make individual voting decisions for the Fund consistent with this Policy Voting Policy. Therefore, subject to the oversight of the Board, the Investment Adviser and Investment Adviser, as applicable, are hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Proxy Voting Policy of the Investment Adviser and Investment Sub-Adviser, as applicable, except as provided herein; and

(2)	to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

(3)	Annually the Investment Adviser and the Investment Sub-Adviser, as applicable, will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Directors of the Board, must approve each Proxy Voting and Disclosure Policy of the Investment Adviser and Investment Sub-Adviser, as applicable, (the “Investment Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption by the Investment Adviser and Investment Sub-Adviser, as applicable.

C. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Investment Adviser or Investment Sub-Adviser, as applicable, or an affiliated person of the Fund, or its Investment Adviser, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D. Preparation and Filing of Proxy Voting Record on Form N-PX

Each Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Fund’s Administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. Each Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Adopted: [            ], 2018

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, other than an affiliate of the Investment Adviser, no shareholders of record owned 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

The Investment Adviser, located at 800 Clinton Square, Rochester, New York 14604, serves as the Fund’s investment adviser. The Investment Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Investment Adviser is organized as a New York limited liability company. The Investment Adviser will have sole discretion to make all investments but has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to Publicly Traded CRE Securities to the Investment Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.”

Under the general supervision of the Board, the Investment Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and will determine which securities should be purchased, sold or exchanged. In addition, the Investment Adviser will supervise and provide oversight of the Fund’s service providers. The Investment Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Investment Adviser will compensate all of their personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Investment Adviser as compensation under the Investment Advisory Agreement the Management Fee computed at the annual rate of 1.25% of the Fund’s daily NAV.

The Investment Adviser may employ research services and service providers to assist in the Investment Adviser’s market analysis and investment selection.

The Investment Adviser and the Fund have entered into the Expense Limitation Agreement pursuant to which the Investment Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, transaction expenses, extraordinary expenses and expense reimbursements the Investment Adviser has deferred but is otherwise entitled to), to the extent that such expenses exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets attributable to Class W and Class I shares, respectively. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through [                ], 2020. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Investment Adviser. See “Management of the Fund.” After one year from the effective date of the registration statement of which this prospectus is a part, the Expense Limitation Agreement may be renewed at the Investment Adviser’s and Board’s discretion.

The Investment Adviser will waive Management Fees on that portion of the Fund’s assets consisting of shares of Broadstone Net Lease and units of BTR Operating Company, regardless of whether they are the only investment securities held by the Fund.

The Investment Sub-Adviser

The Investment Adviser has engaged the Investment Sub-Adviser to act as the Fund’s initial investment sub-Adviser. The Investment Sub-Adviser is located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, and is registered with the SEC as an investment adviser under the Advisers Act. See “Risk Factors — Risks Related to Conflicts of Interest” in the Prospectus. Any investment sub-adviser chosen by the Investment Adviser will be paid by the Investment Adviser based only on the portion of Fund assets allocated to any such investment sub-adviser by the Investment Adviser. Shareholders do not pay any investment sub-adviser fees.

Conflicts of Interest

The Investment Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Investment Adviser Accounts”). The Fund has no interest in these activities. The Investment Adviser and the investment professionals, who on behalf of the Investment Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Investment Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Investment Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Investment Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by Directors, principals, officers, employees and affiliates of the Investment Adviser, or by the Investment Adviser for the Investment Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGER

Kate Davis is the Fund’s portfolio manager and is primarily responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2018. Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively, “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example affiliates of the Investment Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or they may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of the date of this SAI, the Portfolio Manager does not own Fund shares.

The Portfolio Manager receives fixed annual base compensation. She also receives an annual discretionary bonus that varies based upon the achievement of specific goals, which are typically in regards to total firm growth, production of investment ideas/research, as well as delivery of quality client service. The Portfolio Manager also participates in the firm’s profit sharing plan (employee success sharing pool). Finally, the Portfolio Manager will receive unvested units in Broadstone Real Estate, which will entitle her to participate in Broadstone Real Estate’s quarterly distributions on a pro rata basis.

For a biography of Kate Davis, see “— Portfolio Manager” in the prospectus.

As of February 1, 2018, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of February 1, 2018, the Portfolio Manager owned no Fund shares.

Distributor

ALPS Distributors, Inc., the Fund’s Distributor, a Colorado corporation located at 1290 Broadway, Suite 1100, Denver, CO 80203, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Investment Adviser. The Investment Adviser is authorized by the Directors to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Investment Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Investment Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Investment Adviser will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Investment Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Investment Adviser, exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Investment Adviser places its trades under a policy adopted by the Directors pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act, which places limitations on the securities transactions effected through any affiliated broker-dealer. The policy of the Fund with respect to brokerages is reviewed by the Directors from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain material federal income tax consequences relating to the Fund’s qualification and taxation as a REIT and the acquisition, ownership and disposition of shares of the Fund’s common stock that a potential shareholder in the Fund may consider relevant. Because this section is a general summary, it does not address all of the potential tax issues that may be relevant to a potential investor in light of its particular circumstances. This summary is based on the Code; current, temporary and proposed Treasury Regulations promulgated thereunder; current administrative interpretations and practices of the IRS; and judicial decisions now in effect, all of which are subject to change (possibly with retroactive effect) or to different interpretations.

On December 22, 2017, the tax legislation commonly referred to as the Tax Cuts and Jobs Act was signed into law, generally applying in taxable years beginning after December 31, 2017. The Tax Cuts and Jobs Act makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. In the case of individuals, the income tax brackets are adjusted, the top federal income rate is reduced to 37%, special rules reduce taxation of certain income earned through pass-through entities and reduce the top effective rate applicable to ordinary dividends from REITs to 29.6% (through a 20% deduction for ordinary REIT dividends received in combination with the 37% top rate) and various deductions are eliminated or limited, including limiting the deduction for state and local taxes to $10,000 per year. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The corporate income tax rate is reduced to 21%. There are only minor changes to the REIT rules (other than the 20% deduction applicable to individuals for ordinary REIT dividends received).

While the changes in the Tax Cuts and Jobs Act generally appear to be favorable with respect to REITs, the extensive changes to non-REIT provisions in the Code may have unanticipated effects on the Fund or its shareholders. Moreover, Congressional leaders have recognized that the process of adopting extensive tax legislation in a short amount of time without hearings and substantial time for review is likely to have led to drafting errors, issues needing clarification and unintended consequences that will have to be revisited in subsequent tax legislation. At this point, it is not clear if or when Congress will address these issues or when the IRS will issue administrative guidance on the changes made in the Tax Cuts and Jobs Act.

The Fund urges you to consult with your own tax advisor with respect to Tax Cuts and Jobs Act and the status of other legislative, regulatory or administrative developments and proposals and their potential effect on an investment in shares of the Fund’s common stock.

The Fund has not requested, and does not plan to request, any rulings from the IRS concerning the tax treatment with respect to matters contained in this discussion, and the statements in this prospectus are not binding on the IRS or any court. Thus, the Fund can provide no assurance that the tax considerations contained in this summary will not be challenged by the IRS or will be sustained by a court if challenged by the IRS.

This summary of certain federal income tax consequences applies to only investors that acquire and hold shares of the Fund’s common stock as a “capital asset” (generally, property held for investment within the meaning of Section 1221 of the Code). This summary does not consider all of the rules, which may affect the U.S. tax treatment of a prospective investor in shares of the Fund’s common stock in light of the investor’s particular circumstances. For example, except to the extent discussed under the headings “— Taxation of Shareholders of Common Stock — Taxation of Tax-Exempt Shareholders” and “— Taxation of Shareholders of Common Stock — Taxation of Non-U.S. Shareholders,” special rules not discussed here may apply to a prospective investor that is:

•	a broker-dealer or a dealer in securities or currencies;

•	an S corporation;

•	a partnership or other pass-through entity;

•	a bank, thrift or other financial institution;

•	a regulated investment company or a REIT;

•	an insurance company;

•	a tax-exempt organization;

•	subject to the alternative minimum tax provisions of the Code;

•	holding shares of the Fund’s common stock as part of a hedge, straddle, conversion, integrated or other risk reduction or constructive sale transaction;

•	holding shares of the Fund’s common stock through a partnership or other pass-through entity;

•	a non-U.S. corporation, non-U.S. trust, non-U.S. estate, or an individual who is not a resident or citizen of the United States;

•	a U.S. person whose “functional currency” is not the U.S. dollar; or

•	a U.S. expatriate.

If a partnership, including any entity that is treated as a partnership for federal income tax purposes, holds shares of the Fund’s common stock, the federal income tax treatment of the partner in the partnership will generally depend on the status of the partner and the activities of the partnership. A partner in a partnership that will hold shares of common stock of the Fund should consult its tax advisor regarding the federal income tax consequences of acquiring, holding and disposing of shares of common stock by the partnership.

The rules dealing with U.S. federal income taxation are constantly under review. No assurance can be given as to whether, when or in what form the U.S. federal income tax laws applicable to the Fund and its shareholders may be changed, possibly with retroactive effect. Changes to the federal tax laws and interpretations of federal tax laws could adversely affect an investment in shares of common stock of the Fund.

This summary generally does not discuss any alternative minimum tax considerations or any state, local or non-U.S. tax considerations.

This summary of certain material federal income tax consideration is for general information purposes only and is not tax advice. Prospective investors are advised to consult their tax advisor regarding the federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of shares of the Fund’s common stock.

Taxation of the Fund

The Fund intends to elect to be taxed as a REIT. Qualification and taxation as a REIT depends upon the Fund’s ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “— Requirements for Qualification — General.” The Fund believes that it is organized, and intends to operate, in such a manner as to qualify for taxation as a REIT.

Taxation of REITs in General

Provided that the Fund qualifies as a REIT, it generally will not be subject to federal income tax on its REIT taxable income that is distributed to its shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that have historically resulted from investment in a corporation. Rather, income generated by a REIT generally is taxed only at the shareholder level upon a distribution of dividends by the REIT.

Net operating losses, foreign tax credits and other tax attributes of a REIT do not pass through to the shareholders of the REIT, subject to special rules for certain items such as capital gains recognized by REITs.

Even if the Fund qualifies to be taxed as a REIT, it will be subject to federal tax in the following circumstances:

•	The Fund will be taxed at regular corporate rates on any taxable income, including undistributed net capital gains, that it does not distribute to shareholders during, or within a specified time period after, the calendar year in which the income is earned;

•	If the Fund has net income from prohibited transactions, which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax. See “— Prohibited Transactions” and “— Foreclosure Property” below;

•	The Fund will pay income tax at the highest corporate income tax rate (currently 21%) on net income from the sale or other disposition of property acquired through a foreclosure of a mortgage loan or certain leasehold terminations, or “foreclosure property,” that it holds primarily for sale to customers in the ordinary course of business and other non-qualifying income from foreclosure property;

•	If the Fund fails to satisfy the 75% gross income test or the 95% gross income test, as discussed below, but nonetheless maintain its qualification as a REIT because other requirements are met, it will be subject to a 100% tax on an amount based upon the magnitude of the failure, adjusted to reflect its profitability;

•	In the event of a failure of the asset tests (other than certain de minimis failures), as described below under “— Asset Tests,” as long as the failure was due to reasonable cause and not to willful neglect, the Fund disposes of the assets or otherwise complies with such asset tests within six months after the last day of the quarter in which the Fund identifies such failure and it files a schedule with the IRS describing the assets that caused such failure, the Fund will pay a tax equal to the greater of $50,000 or 21% of the net income from the non-qualifying assets during the period in which the Fund failed to satisfy such asset tests;

•	In the event of a failure to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and that violation is due to reasonable cause and not willful neglect, the Fund will be required to pay a penalty of $50,000 for each such failure;

•	If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund will be subject to a 4% excise tax on the excess of the required distribution over the sum of (a) the amounts actually distributed, plus (b) retained amounts on which income tax is paid at the corporate level;

•	The Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if the Fund fails to meet recordkeeping requirements intended to monitor the Fund’s compliance with rules relating to the composition of its shareholders, as described below in “— Requirements for Qualification — General”;

•	A 100% tax may be imposed on TRS if and to the extent that the IRS successfully adjusts the reported amounts of these items to conform to an arm’s-length pricing standard;

•

If the Fund acquires appreciated assets from a corporation that is not a REIT (i.e., a corporation taxable under subchapter C of the Code) in a transaction in which the adjusted tax basis of the assets in its hands is determined by reference to the adjusted tax basis of the assets in the hands of the subchapter C corporation, the Fund will be subject to tax at the highest corporate income tax rate then applicable if the Fund subsequently recognizes the built-in gain on a disposition of any such assets during the five-

year period following the acquisition from the subchapter C corporation, unless the subchapter C corporation elects to treat the transfer of the assets to the REIT as a deemed sale; and

•	The earnings of any lower-tier entities of the Fund that are subchapter C corporations, if any, including domestic TRSs, are subject to federal corporate income tax.

In addition, the Fund and its subsidiaries may be subject to a variety of taxes, including payroll taxes and state and local income, property and other taxes on assets and operations. The Fund could also be subject to tax in situations and on transactions not presently contemplated.

Requirements for Qualification — General

The Code defines a REIT as a corporation, trust or association:

(1)	that is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)	which would be taxable as a domestic corporation but for the special Code provisions applicable to REITs;

(4)	that is neither a financial institution nor an insurance company subject to specific provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons;

(6)	in which, during the last half of each taxable year, not more than 50% in value of the outstanding stock is owned, directly or indirectly, by five or fewer “individuals” (as defined in the Code to include specified entities);

(7)	that properly elects to be taxed as a REIT and such election has not been terminated or revoked; and

(8)	which meets other tests described below regarding the nature of its income and assets, its distributions, and certain other matters.

Conditions (1) through (4) must be met during the entire taxable year, and condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year. The Charter provides restrictions regarding the ownership and transfer of its shares, which are intended to assist the Fund in satisfying the share ownership requirements described in conditions (5) and (6) above, but might not ensure that such requirements will be satisfied. For purposes of condition (6), an “individual” generally includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust. The Fund is not required to satisfy conditions (5) and (6) for the first taxable year in which it elects to be taxed as a REIT.

To monitor compliance with the share ownership requirements, the Fund generally is required to maintain records regarding the actual ownership of its shares. To do so, the Fund must demand written statements each year from the record holders of significant percentages of its stock in which the record holders are to disclose the actual owners of the shares (i.e., the persons required to include in gross income the dividends paid by us). A list of those persons failing or refusing to comply with this demand must be maintained as part of the Fund’s records. Failure to comply with these recordkeeping requirements could subject the Fund to monetary penalties. If the Fund satisfies these requirements and has no reason to know that condition (6) is not satisfied, the Fund will be deemed to have satisfied such condition. A shareholder that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with its tax return disclosing the actual ownership of the shares and other information.

In addition, a corporation generally may not elect to become a REIT unless its taxable year is the calendar year. The Fund satisfies this requirement.

The Code provides relief from violations of the REIT requirements in cases where a violation is due to reasonable cause and not willful neglect, and other requirements are met, including the payment of a penalty tax that is based upon the magnitude of the violation. If the Fund were to fail to satisfy any of the various REIT requirements, there can be no assurance that these relief provisions would be available to enable the Fund to maintain its qualification as a REIT. Even if such relief provisions were available, the amount of any resultant penalty tax could be substantial.

Finally, at the end of any year, a REIT cannot have accumulated earnings and profits from a non-REIT corporation’s taxable year. The Fund does not have any prior corporate earnings and profits and has not succeeded to any non-REIT earnings and profits (e.g., as a result of any merger or acquisition) of an entity taxable as a C corporation.

Effect of Subsidiary Entities

Partnerships. In the case of a REIT that is a partner in a partnership, the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s income for purposes of the asset and gross income tests applicable to REITs. In addition, the assets and gross income of the partnership are deemed to retain the same character in the hands of the REIT. Thus, the Fund’s proportionate share of the assets and items of income of partnerships in which the Fund owns an equity interest are treated as the Fund’s assets and items of income for purposes of applying the REIT requirements. The Fund’s proportionate share is generally determined, for these purposes, based upon the Fund’s percentage interest in the partnership’s equity capital; however, for purposes of the 10% value-based asset test described below, the percentage interest also takes into account certain debt securities issued by the partnership and held by the Fund. Consequently, to the extent that the Fund directly or indirectly holds a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect the Fund’s ability to qualify as a REIT, even if the Fund has no control, or only limited influence, over the partnership. In fact, the Fund’s investment strategy focuses on investment in Private CRE Investment Funds and Direct Real Estate Investments that are likely to be structured as partnerships and that the Fund will not control. Even if such Private CRE Investment Funds and Direct Real Estate Investments covenant to the Fund to operate in a REIT-compliant manner and to provide such information to the Fund as the Fund needs to determine and prove its REIT compliance, it is possible that activities and investments of Private CRE Investment Funds and Direct Real Estate Investments in which the Fund invests will prevent the Fund from satisfying the REIT qualification requirements.

Disregarded Subsidiaries. If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” that subsidiary is disregarded for federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the subsidiary are treated as assets, liabilities and items of income, deduction and credit of the REIT itself, including for purposes of the gross income and asset tests applicable to REITs. A qualified REIT subsidiary is any corporation, other than a “TRS” as described below, that is wholly owned by a REIT, or by other disregarded subsidiaries owned by the REIT, or by a combination of the two. Other entities that are wholly owned by the Fund including single member limited liability companies, are also generally disregarded as separate entities for federal income tax purposes, including for purposes of the REIT income and asset tests.

In the event that one of the Fund’s disregarded subsidiaries ceases to be wholly owned, for example, if any equity interest in the subsidiary is acquired by a person other than the Fund or another of its disregarded subsidiaries, the subsidiary’s separate existence would no longer be disregarded for federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect the Fund’s ability to satisfy the various asset and gross income requirements applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the securities of another corporation. See “— Asset Tests” and “— Gross Income Tests.”

Taxable Subsidiaries. A REIT may jointly elect with a subsidiary corporation, whether or not wholly owned, to treat the subsidiary corporation as a TRS. A corporation in which a TRS directly or indirectly owns more than 35% of its stock, by voting power or value, will automatically be treated as a TRS. A corporation that operates or manages, directly or indirectly, a lodging facility or a health care facility or directly or indirectly provides to another person rights to any brand name under which any lodging facility or health care facility is operated cannot be a TRS. The separate existence of a TRS or other taxable corporation, unlike a disregarded subsidiary as discussed above, is not ignored for federal income tax purposes. A TRS is subject to corporate income tax on its earnings, which may reduce the cash flow generated by the Fund and its ability to make distributions to its shareholders.

A REIT is not treated as holding the assets of a taxable subsidiary corporation or as receiving any income that the taxable subsidiary earns. Rather, the stock issued by the taxable subsidiary is an asset in the hands of the REIT, and the REIT recognizes as income the dividends, if any, that it receives from the taxable subsidiary. The value of the TRS securities held by the REIT will be used to compute the REIT’s compliance with the asset tests, as discussed in more detail below. The use of such entities may allow the REIT to indirectly undertake certain activities that the REIT rules might otherwise preclude it from doing directly (or through disregarded subsidiaries, along with partnerships in which the Fund holds an equity interest (sometimes referred to as “pass-through subsidiaries”)), such as performing tenant services or activities that give rise to certain categories of income such as management fees.

REIT Subsidiaries. A REIT is not treated as holding the assets of another REIT in which it holds stock or as receiving any income that the other REIT earns. Rather, the stock of the other REIT is an asset in the hands of the parent REIT, and the parent REIT recognizes as income the dividends, if any, that it receives from the subsidiary REIT. Stock of another REIT is a real estate asset for purposes of the REIT asset tests, and dividends from another REIT and gains from the sale of stock of another REIT are qualifying income for purposes of the REIT gross income tests. See “— Asset Tests” and “— Gross Income Tests.”

Gross Income Tests

A REIT must satisfy two gross income requirements annually. First, at least 75% of the Fund’s gross income for each taxable year, excluding gross income from sales of inventory or dealer property in “prohibited transactions” and certain hedging income and foreign currency gains, must be derived from investments relating to real property or mortgages on real property, including “rents from real property;” dividends received from other REITs; interest income derived from mortgage loans secured by real property; income derived from a real estate mortgage investment conduit (“REMIC”) in proportion to the real estate assets held by the REMIC, unless at least 95% of the REMIC’s assets are real estate assets, in which case all of the income derived from the REMIC is qualifying income; certain income from qualified temporary investments; and gains from the sale of real estate assets. Second, at least 95% of the Fund’s gross income in each taxable year, excluding gross income from prohibited transactions and certain hedging income and foreign currency gains, must be derived from some combination of income that qualifies under the 75% income test described above, as well as other dividends, interest, and gain from the sale or disposition of stock or securities, which need not have any relation to real property. Income and gain from “hedging transactions,” as defined in “— Hedging Transactions,” that (i) the Fund enters into to hedge (a) indebtedness incurred or to be incurred to acquire or carry “real estate assets,” as defined below (See “— Asset Tests”), (b) certain foreign currency risks or (c) existing hedging positions after a portion of the hedged indebtedness or property is disposed of and (ii) are clearly and timely identified as hedges will be excluded from both the numerator and the denominator for purposes of the 75% and 95% gross income tests.

Rent will qualify as “rents from real property,” which is qualifying income for purposes of the 75% and 95% gross income tests, only if the following conditions are met:

•	First, the rent must not be based, in whole or in part, on the income or profits of any person, but may be based on a fixed percentage or percentages of receipts or sales.

•	Second, neither the Fund nor a direct or indirect owner of 10% or more of the Fund’s stock may own, actually or constructively, 10% or more of a tenant, other than with respect to certain leases of health care properties or lodging facilities to a TRS.

•	Third, if the rent attributable to personal property leased in connection with a lease of real property is 15% or less of the total rent received under the lease, the rent attributable to personal property will qualify as rents from real property. However, if the 15% threshold is exceeded, the rent attributable to personal property will not qualify as rents from real property.

•	Fourth, the Fund generally must not operate or manage its real property or furnish or render services to its tenants, other than through an “independent contractor” who is adequately compensated and from whom the Fund does not derive revenue. However, the Fund may provide services directly to its tenants, if the services are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not considered to be provided for the tenants’ convenience. In addition, the Fund may directly provide a minimal amount of “non-customary” services to the tenants of a property, as long as the Fund’s income from the services (valued at not less than 150% of the Fund’s direct cost of performing such services) does not exceed 1% of the Fund’s income from the property. Furthermore, the Fund may own up to 100% of the stock of a TRS, which may provide customary and non-customary services to the Fund’s tenants without tainting the rental income.

In order for the rent to constitute “rents from real property,” the leases must be respected as true leases for federal income tax purposes and not treated as service contracts, joint ventures or some other type of arrangement.

Interest income constitutes qualifying mortgage interest for purposes of the 75% gross income test (as described above) to the extent that the obligation is secured by a mortgage on real property. If the Fund receives interest income with respect to a mortgage loan that is secured by both real property and other property, and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property on the date that the Fund had a binding commitment to acquire or originate the mortgage loan, and the value of the personal property securing the loan exceeds 15% of the value of all of the property securing the loan, the interest income will be apportioned between the real property and the other collateral, and its income from the arrangement will qualify for purposes of the 75% gross income test only to the extent that the interest is allocable to the real property. Even if a loan is not secured by real property or is undersecured, interest on the loan may nonetheless qualify for purposes of the 95% gross income test.

To the extent that the terms of a loan provide for contingent interest that is based on the cash proceeds realized upon the sale of the property securing the loan, or a shared appreciation provision, income attributable to the participation feature will be treated as gain from sale of the underlying property, which generally will be qualifying income for purposes of both the 75% and 95% gross income tests provided that the property is not inventory or dealer property in the hands of the borrower or the REIT.

To the extent that a REIT derives interest income from a mortgage loan or income from the rental of real property where all or a portion of the amount of interest or rental income payable is contingent, such income generally will qualify for purposes of the gross income tests only if it is based upon the gross receipts or sales, and not the net income or profits, of the borrower or lessee. This limitation does not apply, however, where the borrower or lessee leases substantially all of its interest in the property to tenants or subtenants, to the extent that the rental income derived by the borrower or lessee, as the case may be, would qualify as rents from real property had it been earned directly by a REIT. To the extent that the Fund invests in participating loans or loans with equity kickers, any contingent profits-based interest will not be qualifying income for purposes of either gross income test.

The Fund may hold certain participation interests, or “B-Notes,” in mortgage loans and mezzanine loans originated by other lenders. A B-Note is an interest created in an underlying loan by virtue of a participation or similar agreement, to which the originator of the loan is a party, along with one or more participants. The borrower on the underlying loan is typically not a party to the participation agreement. The performance of a participant’s investment depends upon the performance of the underlying loan, and if the underlying borrower defaults, the participant typically has no recourse against the originator of the loan. The originator often retains a senior position in the underlying loan, and grants junior participations, which will be a first loss position in the event of a default by the borrower. The Fund may acquire participations in CRE debt that it believes qualify for purposes of the REIT asset tests described below, and that interest derived from such investments will be treated as qualifying mortgage interest for purposes of the 75% gross income test. The appropriate treatment of participation interests for federal income tax purposes is not entirely certain, and no assurance can be given that the IRS will not challenge the Fund’s treatment of participation interests.

The Fund may acquire CMBS and expects that the CMBS will be treated either as interests in a grantor trust or as regular interests in REMICs for U.S. federal income tax purposes and that all interest income, original issue discount and market discount from the Fund’s CMBS will be qualifying income for the 95% gross income test. In the case of mortgage-backed securities treated as interests in grantor trusts, the Fund would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest, original issue discount and market discount on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property. In the case of CMBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of the Fund’s interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include embedded interest swap or cap contracts or other derivative instruments that potentially could produce non-qualifying income for the holder of the related REMIC securities.

The Fund believes that substantially all of its income from mortgage-related securities generally will be qualifying income for purposes of the REIT gross income tests. However, to the extent that the Fund owns non-REMIC collateralized mortgage obligations or other debt instruments secured by mortgage loans (rather than by real property), or secured by non-real estate assets, or debt securities that are not secured by mortgages on real property or interests in real property, the interest income received with respect to such securities generally will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Similarly, dividends or interest with respect to investments in REOCs generally will be qualifying income for purposes of the 95% gross income test but not the 75% gross income test, and income with respect to ETFs may be qualifying income for purposes of the 95% gross income test but not the 75% gross income test or may be nonqualifying income for purposes of both gross income tests.

The Fund may receive distributions from TRSs or other corporations that are not REITs. These distributions will be classified as dividend income to the extent of the earnings and profits of the distributing corporation. Such distributions will generally constitute qualifying income for purposes of the 95% gross income test but not the 75% gross income test. Any dividends the Fund receives from a REIT will be qualifying income for purposes of both the 75% and 95% gross income tests.

The Fund may receive various types of fee income. The fees will be qualifying income for purposes of both the 75% and 95% gross income tests if they are received in consideration for entering into an agreement to make a loan secured by real property or to purchase or lease real property and the fees are not determined by the borrower’s income and profits. Other fees generally are not qualifying income for purposes of either gross income test.

Any income or gain the Fund derives from instruments that hedge the risk of changes in interest rates with respect to debt incurred to acquire or carry real estate assets, to hedge certain foreign currency risks or to hedge an existing hedging position after all or part of the hedged property or liability has been disposed of will not be treated as income for purposes of calculating the 75% or 95% gross income test, provided that specified requirements are met. Such requirements include proper identification of the instrument as a hedge, along with the risk that it hedges, within prescribed time periods.

If the Fund fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may still qualify as a REIT for the year if it is entitled to relief under applicable provisions of the Code. These relief provisions will be generally available if the failure to meet these tests was due to reasonable cause and not due to willful neglect, the Fund attaches to its tax return a schedule of the sources of its income, and any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible to state whether the Fund would be entitled to the benefit of these relief provisions in all circumstances. If these relief provisions were inapplicable, the Fund would not qualify as a REIT. Even where these relief provisions apply, a tax would be imposed upon the amount by which the Fund fails to satisfy the particular gross income test, adjusted to reflect the profitability of such gross income.

Asset Tests

At the close of each calendar quarter, the Fund must satisfy multiple tests relating to the nature of its assets:

•	At least 75% of the value of the Fund’s total assets must be represented by some combination of “real estate assets,” cash, cash items and U.S. government securities. For this purpose, real estate assets include interests in real property, such as land, buildings, leasehold interests in real property, stock of other corporations that qualify as REITs, certain kinds of mortgage-backed securities and mortgage loans, debt instruments issued by “publicly offered REITs” and, under some circumstances, stock or debt instruments purchased with new capital. To the extent rent attributable to personal property leased with real property is treated as rents from real property (because the rent attributable to personal property does not exceed 15% of total rent), the personal property will be treated as a real estate asset for purposes of the 75% asset test. Similarly, debt obligation secured by a mortgage on both real and personal property will be treated as a real estate asset for purposes of the 75% asset test, and interest thereon will be treated as interest on an obligation secured by real property, if the fair market value of the personal property does not exceed 15% of the fair market value of all property securing the debt. Thus, there would be no apportionment for purposes of the asset tests or the gross income tests if the fair market value of personal property securing the loan does not exceed 15% of the fair market value of all property securing the loan. Assets that do not qualify for purposes of the 75% asset test are subject to the additional asset tests described below.

•	The value of any one issuer’s securities owned by the Fund may not exceed 5% of the value of the Fund’s total assets.

•	The Fund may not own more than 10% of any one issuer’s outstanding securities, as measured by either voting power or value. The 5% and 10% asset tests do not apply to securities of TRSs, and the 10% value test does not apply to “straight debt” and certain other securities, as described below.

•	The aggregate value of all securities of TRSs may not exceed 20% of the value of the Fund’s total assets.

•	No more than 25% of the value of the Fund’s total assets may consist of securities, including securities of TRSs, that are not qualifying assets for purposes of the 75% test.

•	Not more than 25% of the value of a REIT’s assets may consist of debt instruments that are issued by publicly offered REITs and would not be treated as real estate assets if not issued by a publicly offered REIT.

Notwithstanding the general rule that a REIT is treated as owning its share of the underlying assets of a subsidiary partnership for purposes of the REIT income and asset tests, if a REIT holds indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests, unless it is a qualifying mortgage asset or otherwise satisfies the rules for “straight debt” or one of the other exceptions to the 10% value test.

Certain securities will not cause a violation of the 10% value test. Such securities include instruments that constitute “straight debt.” A security does not qualify as “straight debt” where a REIT (or a controlled TRS of the REIT) owns other securities of the issuer of that security, which do not qualify as straight debt, unless the value of those other securities constitute, in the aggregate, 1% or less of the total value of that issuer’s outstanding securities. The following securities also will not violate the 10% value test: (i) any loan made to an individual or an estate; (ii) certain rental agreements in which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT); (iii) any obligation to pay rents from real property; (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of (or payments made by) a non-governmental entity; (v) any security issued by another REIT; and (vi) any debt instrument issued by a partnership if the partnership’s income is such that the partnership would satisfy the 75% gross income test described above under “— Gross Income Tests.” In applying the 10% value test, a debt security issued by a partnership is not taken into account to the extent, if any, of the REIT’s proportionate interest in that partnership.

Any interests the Fund holds in a REMIC are generally treated as qualifying real estate assets and income the Fund derives from interests in REMICs is generally treated as qualifying income for purposes of the REIT income tests described above. If less than 95% of the assets of a REMIC are real estate assets, however, then only a proportionate part of the Fund’s interest in the REMIC, and the Fund’s income derived from the interest, qualifies for purposes of the REIT asset and income tests.

After initially meeting the asset tests at the close of any quarter, the Fund will not lose its qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If the Fund fails to satisfy the asset tests because it acquire assets during a quarter, it can cure this failure by disposing of sufficient non-qualifying assets within 30 days after the close of that quarter. If the Fund fails the 5% asset test, or the 10% vote or value asset tests at the end of any quarter and such failure is not cured within 30 days thereafter, the Fund may dispose of sufficient assets (generally within six months after the last day of the quarter in which the Fund’s identification of the failure to satisfy these asset tests occurred) to cure such a violation that does not exceed the lesser of 1% of its assets at the end of the relevant quarter or $10 million. If the Fund fails any of the other asset tests or its failure of the 5% and 10% asset tests is in excess of the de minimis amount described above, as long as such failure was due to reasonable cause and not willful neglect, the Fund is permitted to avoid disqualification as a REIT, after the 30 day cure period, by taking steps including the disposition of sufficient assets to meet the asset test (generally within six months after the last day of the quarter in which the Fund’s identification of the failure to satisfy the REIT asset test occurred) and paying a tax equal to the greater of $50,000 or the highest corporate income tax rate (currently 35%) of the net income generated by the non-qualifying assets during the period in which the Fund failed to satisfy the asset test.

The Fund intends to monitor compliance with the asset tests on an ongoing basis. However, values of some assets, including instruments issued in securitization transactions, may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that the Fund does not comply with one or more of the asset tests.

Annual Distribution Requirements

In order to qualify as a REIT, the Fund is required to distribute dividends, other than capital gain dividends, to its shareholders in an amount at least equal to (a) the sum of (i) 90% of the Fund’s “REIT taxable income” (computed without regard to its deduction for dividends paid and net capital gains) and (ii) the Fund’s net income, if any, (after tax) from foreclosure property, minus (b) the sum of specified items of non-cash income.

These distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Fund timely files its tax return for the year and if paid on or before the first regular dividend payment after such declaration. Distributions that the Fund declares in October, November or December of any year payable to a shareholder of record on a specified date in any of these months will be treated as both paid by the Fund and received by the shareholder on December 31 of the year, provided that the Fund actually pays the distribution during January of the following calendar year.

In order for distributions to be counted for this purpose and to give rise to a tax deduction by the Fund, they must not be “preferential dividends.” A dividend is not a preferential dividend if it is pro rata among all outstanding shares of stock within a particular class, and is in accordance with the preferences among different classes of stock as set forth in the Fund’s organizational documents. The preferential dividend rules do not apply to “publicly offered REITs,” i.e., REITs that are required to file annual and periodic reports with the SEC under the Exchange Act. The Fund will be a publicly offered REIT if it is required to file annual and periodic reports with the SEC under the Exchange Act.

Dividends that are reinvested pursuant to the Fund’s dividend reinvestment plan will count towards satisfaction of these distribution requirements.

To the extent that the Fund qualifies as a REIT but distributes less than 100% of its “REIT taxable income,” as adjusted, the Fund will be subject to tax at the regular corporate tax rates on the retained portion. The Fund may elect to retain, rather than distribute, its net long-term capital gains and pay tax on such gains. In this case, the Fund could elect to have its shareholders include their proportionate share of such undistributed long-term capital gains in income and receive a corresponding credit for their share of the tax paid by the Fund. Shareholders would then increase the adjusted basis of their stock by the difference between the designated amounts included in their long-term capital gains and the tax deemed paid with respect to their shares.

If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund would be subject to a 4% excise tax on the excess of such required distribution over the sum of (a) the amounts actually distributed and (b) the amounts of income retained on which it has paid corporate income tax. The Fund intends to make timely distributions so that it is not subject to the 4% excise tax.

It is possible that, from time to time, the Fund may not have sufficient cash to meet the distribution requirements, e.g., due to timing differences between the actual receipt of cash and inclusion of items in income for federal income tax purposes, or failure of Private CRE Investment Funds or joint ventures to make distributions to the Fund. The Fund will depend on timely distributions form the Private CRE Investment Funds and joint ventures in which the Fund will invest but will not control. The Fund may also need to use substantial funds to satisfy its redemption obligations which don’t count towards satisfaction of its REIT distribution obligation. In addition, the Tax Cuts and Jobs Act contains provisions that may change the way the Fund calculates its REIT taxable income and that its subsidiaries calculate their taxable income in taxable years beginning after December 31, 2017. The Fund may have to accrue certain items of income before they would otherwise be taken into income under the Code when they are taken into account in the Fund’s applicable financial statements. Additionally, the Tax Cuts and Jobs Act limits interest deductions for businesses, whether in corporate or pass-through form, to the sum of the taxpayer’s business interest income for the tax year and 30% of the taxpayer’s “adjusted taxable income” for the tax year. This limitation does not apply to an “electing real property trade or business.” There are also new limitations on use of net operating losses arising in taxable years beginning after December 31, 2017. It might be necessary to arrange for short-term, or possibly long-term, borrowings to meet the distribution requirements or to pay dividends in the form of taxable in-kind distributions of property.

The Fund may be able to cure a failure to meet the distribution requirements for a year attributable to adjustments to its REIT taxable income for such year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing its REIT status or being taxed on amounts distributed as deficiency dividends, but the Fund will be required to pay interest and possibly a penalty based on the amount of any deduction taken for deficiency dividends.

Failure to Qualify

If the Fund fails to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, it could avoid disqualification if its failure is due to reasonable cause and not to willful neglect and it pays a penalty of $50,000 for each such failure.

If the Fund fails to qualify for taxation as a REIT in any taxable year, and the relief provisions do not apply, the Fund will be subject to tax on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Fund is not a REIT would not be deductible by the Fund, nor will they be required to be made. In this situation, to the extent of current and accumulated earnings and profits, all distributions to shareholders taxed as individuals may be eligible for a reduced rate applicable to “qualified dividends” and, subject to limitations of the Code, corporate shareholders may be eligible for the dividends received deduction. Unless the Fund is entitled to relief under specific statutory provisions, it will be disqualified from re-electing to be taxed as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether, in all circumstances, the Fund will be entitled to this statutory relief.

Prohibited Transactions

Net income derived from a prohibited transaction is subject to a 100% tax. The term “prohibited transaction” generally includes a sale or other disposition of property (other than foreclosure property) that does not qualify for a statutory safe harbor and that is held primarily for sale to customers in the ordinary course of a trade or business, by a REIT, by a lower-tier partnership in which the REIT holds an equity interest, such as a Private CRE Investment Fund that is structured as a partnership for federal income tax purposes or by a borrower that has issued a shared appreciation mortgage or similar debt instrument to the REIT. Whether property is held “primarily for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances. No assurance can be given that any particular property in which the Fund holds a direct or indirect interest will not be treated as property held for sale to customers, or that the Fund can comply with certain safe-harbor provisions of the Code that would prevent such treatment. The 100% tax will not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income will be taxed to the corporation at regular corporate income tax rates.

Foreclosure Property

Foreclosure property is real property (including interests in real property) and any personal property incident to such real property: (i) that is acquired by a REIT as the result of the REIT having bid on the property at foreclosure, or having otherwise reduced the property to ownership or possession by agreement or process of law, after there was a default (or default was imminent) on a lease of the property or on a mortgage loan held by the REIT and secured by the property; (ii) for which the related loan or lease was acquired by the REIT at a time when default was not imminent or anticipated; and (iii) for which such REIT makes a proper election to treat the property as foreclosure property. REITs generally are subject to tax at the maximum corporate rate (currently 21%) on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property in the hands of the selling REIT.

Hedging Transactions

The Fund or underlying funds may enter into hedging transactions, from time-to-time, with respect to their assets or liabilities. Hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase these items, and futures and forward contracts. In the case of an interest rate swap or cap contract, option, futures contract, forward rate agreement, or any similar financial instrument to hedge indebtedness incurred or to be incurred to acquire or carry “real estate assets,” including mortgage loans, to hedge certain foreign currency risks, or to hedge an existing hedging position after a portion of the hedged indebtedness or property is disposed of, any periodic income or gain from the disposition of that contract is disregarded for purposes of the 75% and 95% gross income tests if such hedging transaction are clearly identified before the close of the day on which it was acquired, originated, or entered into and satisfy other identification requirements. In the case of hedges for other purposes or in other situations, the income from those transactions will likely be treated as non-qualifying income for purposes of both gross income tests.

Tax Aspects of Investments in Partnerships

The Fund will hold investments through entities that are classified as partnerships for federal income tax purposes. In general, partnerships are “pass-through” entities that are not subject to federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are potentially subject to tax on these items, without regard to whether the partners receive a distribution from the partnership. The Fund will include in its income its proportionate share of these partnership items from subsidiary partnerships for purposes of the various REIT income tests and in the computation of its REIT taxable income. Moreover, for purposes of the REIT asset tests, the Fund will include its proportionate share of assets held by subsidiary partnerships. Consequently, to the extent that the Fund holds an equity interest in a partnership, the partnership’s assets and operations may affect the Fund’s ability to qualify as a REIT, even if the Fund may have no control, or only limited influence, over the partnership.

Entity Classification

Investment in partnerships involves special tax considerations, including the possibility of a challenge by the IRS of the status of any partnerships as a partnership, as opposed to an association taxable as a corporation, for federal income tax purposes. If any of these entities were treated as an association for federal income tax purposes, it would be taxable as a corporation and therefore could be subject to an entity-level tax on its income. In such a situation, the character of the Fund’s assets and items of gross income would change and could preclude the Fund from satisfying the REIT asset tests or the gross income tests, and in turn could prevent the Fund from qualifying as a REIT. In addition, any change in the status of any of these partnerships for tax purposes might be treated as a taxable event, in which case the Fund could have taxable income that is subject to the REIT distribution requirements without receiving any cash.

Tax Allocations with Respect to Partnership Properties

Under the Code and the Treasury Regulations, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated for tax purposes in a manner such that the contributing partner is charged with, or benefits from, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of the unrealized gain or unrealized loss is generally equal to the difference between the fair market value of the contributed property at the time of contribution and the adjusted tax basis of such property at the time of contribution (a “book-tax difference”). Such allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.

State, Local and Foreign Taxes

The Fund may be subject to state, local or foreign taxation in various jurisdictions, including those in which the Fund and its subsidiaries transact business, own property or reside. The state, local or foreign tax treatment of the Fund may not conform to the federal income tax treatment discussed above. Any foreign taxes incurred by the Fund would not pass through to shareholders to be credited against their U.S. federal income tax liability.

Prospective investors should consult their tax advisors regarding the application and effect of state, local and foreign income and other tax laws on an investment in the Fund.

Taxation of Shareholders

The following is a summary of certain additional federal income tax considerations with respect to the ownership of shares of common stock of the Fund.

Taxation of Taxable U.S. Shareholders

As used herein, the term “U.S. shareholder” means a holder of shares of common stock of the Fund that for federal income tax purposes is:

•	a citizen or resident of the U.S.;

•	a corporation (including an entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the U.S., any of its states or the District of Columbia;

•	an estate whose income is subject to federal income taxation regardless of its source; or

•	a trust if: (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) it has a valid election in place to be treated as a U.S. person.

If a partnership, entity or arrangement treated as a partnership for federal income tax purposes holds shares of common stock of the Fund, the federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partners in a partnership that will hold shares of common stock of the Fund should consult their tax advisors regarding the consequences of the purchase, ownership and disposition of shares of common stock by the partnership.

Medicare Tax on Unearned Income. High-income U.S. individuals, estates and trusts are subject to an additional 3.8% tax on net investment income. For these purposes, net investment income includes dividends and gains from sales of stock. In the case of an individual, the tax will be 3.8% of the lesser of: (i) the individual’s net investment income; or (ii) the excess of the individual’s modified adjusted gross income over (a) $250,000 in the case of a married individual filing a joint return or a surviving spouse, (b) $125,000 in the case of a married individual filing a separate return or (c) $200,000 in the case of a single individual.

Taxation of U.S. Shareholders on Distributions on Shares of Common Stock. As long as the Fund qualifies as a REIT, a taxable U.S. shareholder generally must take into account as ordinary income distributions made out of the Fund’s current or accumulated earnings and profits that the Fund does not designate as capital gain dividends or qualified dividend income. U.S. Shareholders are treated as having received any dividends that are reinvested pursuant to the Fund’s dividend reinvestment plan.

Dividends paid to corporate U.S. shareholders will not qualify for the dividends-received deduction generally available to corporations. In addition, dividends paid to a non-corporate U.S. shareholder generally will not qualify for the 20% maximum tax rate currently applicable for “qualified dividend income.” However, the reduced tax rate for qualified dividend income will apply to the Fund’s ordinary dividends to the extent attributable: (i) to dividends received by the Fund from non-REIT corporations, such as TRSs; and (ii) to income upon which the Fund has paid corporate income tax (e.g., to the extent that the Fund distributes less than 100% of its taxable income).

A U.S. shareholder generally will take into account as long-term capital gain any distributions that the Fund designates as capital gain dividends without regard to the period for which the U.S. shareholder has held its shares of common stock. See “— Capital Gains and Losses.” A corporate U.S. shareholder, however, may be required to treat up to 20% of certain capital gain dividends as ordinary income.

Distributions from REITs that are treated as dividends but are not designated as qualified dividends or capital gain dividends are treated as ordinary income. Under the recently passed Tax Cuts and Jobs Act, the rate brackets for non-corporate taxpayer’s ordinary income are adjusted, the top tax rate is reduced from 39.6% to 37%, and ordinary REIT dividends are taxed at even lower effective rates. For taxable years beginning after December 31, 2017 and before January 1, 2026, distributions from REITs that are treated as dividends but are not designated as qualified dividends or capital gain dividends are taxed as ordinary income after deducting 20% of the amount of the dividend in the case of non-corporate shareholders. At the maximum ordinary income of 37% applicable for taxable years beginning after December 31, 2017 and before January 1, 2026, the maximum tax rate on ordinary REIT dividends for non-corporate shareholders is 29.6%.

The Fund may elect to retain and pay income tax on its net long-term capital gain. In that case, to the extent that the Fund designates such amount in a timely notice to such shareholder, a U.S. shareholder would be taxed on its proportionate share of its undistributed long-term capital gain. The U.S. shareholder would receive a credit for its proportionate share of the tax the Fund paid. The U.S. shareholder would increase the basis in its stock by the amount of its proportionate share of the Fund’s undistributed long-term capital gain, minus its share of the tax the Fund paid.

To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, such distribution will not be taxable to a U.S. shareholder to the extent that it does not exceed the adjusted tax basis of the U.S. shareholder’s shares of common stock. Instead, such distribution will reduce the adjusted tax basis of such stock. To the extent that the Fund makes a distribution in excess of both its current and accumulated earnings and profits and the U.S. shareholder’s adjusted tax basis in its shares of common stock, such shareholder will recognize long-term capital gain, or short-term capital gain if the shares of common stock have been held for one year or less, assuming the shares of common stock are capital assets in the hands of the U.S. shareholder.

If the Fund declares a distribution in October, November, or December of any year that is payable to shareholders of record on a specified date in any such month, such distribution shall be treated as both paid by the Fund and received by the U.S. shareholder on December 31 of such year, provided that the Fund actually pays the distribution during January of the following calendar year.

Shareholders may not include in their individual income tax returns any of a REIT’s net operating losses or capital losses. Instead, the REIT would carry over such losses for potential offset against its future income.

Dividends from the Fund and gain from the disposition of shares of common stock of the Fund will not be treated as passive activity income, and, therefore, shareholders generally will not be able to apply any “passive activity losses” to offset income they derive from shares of common stock of the Fund, against such income. Similarly, dividends from the Fund and gains from the disposition of shares of common stock of the Fund cannot be offset with “excess business losses.” In addition, taxable distributions from the Fund and gain from the disposition of its shares of common stock generally may be treated as investment income for purposes of the investment interest limitations (although any capital gains so treated will not qualify for the lower 20% tax rate applicable to capital gains of U.S. shareholders taxed at individual rates). The Fund will notify shareholders after the close of its taxable year as to the portions of distributions attributable to that year that constitute ordinary income, return of capital and capital gain.

Taxation of U.S. Shareholders on the Disposition of Shares of Common Stock In general, a U.S. shareholder’s gain or loss realized upon a taxable disposition of shares of common stock of the Fund will be long-term capital gain or loss if the U.S. shareholder has held the shares of common stock for more than one year and otherwise, as short-term capital gain or loss. However, any loss upon a sale or exchange of the shares of common stock held by such shareholder for six months or less will be treated as a long-term capital loss to the extent of any actual or deemed distributions from the Fund that such U.S. shareholder previously has characterized as long-term capital gain. All or a portion of any loss that a U.S. shareholder realizes upon a taxable disposition of the shares of common stock may be disallowed if the U.S. shareholder purchases other shares of common stock within 30 days before or after the disposition.

A repurchase of common stock of the Fund will be treated as a distribution in exchange for the repurchased shares and taxed in the same manner as any other taxable sale or other disposition of common stock discussed above, provided that the repurchase satisfies one of the tests enabling the repurchase to be treated as a sale or exchange. A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the holder’s interest in the Fund, (ii) results in a substantially disproportionate redemption with respect to the holder, or (iii) is not essentially equivalent to a dividend with respect to the holder. In determining whether any of these tests has been met, common stock actually owned, as well as common stock considered to be owned by the holder by reason of certain constructive ownership rules set forth in the Code, generally must be taken into account. The sale of common stock pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a holder if the percentage of the then outstanding voting stock of the Fund owned by the holder immediately after the sale is less than 80% of the percentage of the voting stock of the Fund owned by the holder determined immediately before the sale. The sale of common stock pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a holder if the reduction in the holder’s proportionate interest in stock of the Fund as a result of the repurchase constitutes a “meaningful reduction” of such holder’s interest. Prospective investors are encouraged to consult with their tax advisors regarding the treatment of repurchases of common stock of the Fund.

Capital Gains and Losses. The maximum tax rate on long-term capital gain applicable to U.S. shareholders taxed at individual rates currently is generally 20%. The maximum tax rate on long-term capital gain from the sale or exchange of “Section 1250 property,” or depreciable real property, is 25% computed on the lesser of the total amount of the gain or the accumulated Section 1250 depreciation. With respect to distributions that the Fund designates as capital gain dividends and any retained capital gain that the Fund is deemed to distribute, the Fund generally may designate whether such a distribution is taxable to non-corporate shareholders at a 20% or 25% rate. A non-corporate taxpayer may deduct capital losses not offset by capital gains against its ordinary income only up to a maximum annual amount of $3,000. A non-corporate taxpayer may carry forward unused capital losses indefinitely. A corporate taxpayer must pay tax on its net capital gain at ordinary corporate rates. A corporate taxpayer may deduct capital losses only to the extent of capital gains, with unused losses being carried back three years and forward five years.

Information Reporting Requirements and Backup Withholding. The Fund will report to shareholders and to the IRS the amount of distributions the Fund pays during each calendar year and the amount of tax the Fund withholds, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 28% with respect to distributions, unless such holder is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder’s income tax liability.

Brokers that are required to report the gross proceeds from a sale of shares on Form 1099-B will also be required to report the customer’s adjusted basis in the shares and whether any gain or loss with respect to the shares is long-term or short-term. In some cases, there may be alternative methods of determining the basis in shares that are disposed of, in which case the shareholder’s broker will apply a default method of its choosing if the shareholder does not indicate which method to apply. Shareholders should consult with their own tax advisor regarding the reporting requirements and their election options.

If the Fund takes an organizational action such as a stock split, merger or acquisition that affects the tax basis of shares of covered stock or even make distributions that exceed its current or accumulated earning and profits, it will report to each shareholder and the IRS (or post on its website) a description of the action and the quantitative effect of that action on the tax basis of the applicable shares.

Shareholders are encouraged to consult their tax advisors regarding the application of the information reporting rules discussed above, to their investment in shares of common stock of the Fund.

Taxation of Tax-Exempt Shareholders

Tax-exempt entities, including qualified employee pension and profit sharing trusts and IRAs, generally are exempt from federal income taxation. However, they are subject to taxation on their unrelated business taxable income. Dividend distributions from a REIT to an exempt pension trust generally do not constitute unrelated business taxable income, provided that the exempt pension trust does not otherwise use the shares of the REIT in an unrelated trade or business of the pension trust. However, if a tax-exempt shareholder were to finance its investment in shares of common stock of the Fund with debt, a portion of the income that it receives from the Fund would constitute unrelated business taxable income pursuant to the “debt-financed property” rules. Furthermore, social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans that are exempt from taxation under special provisions of the federal income tax laws are subject to different unrelated business taxable income rules, which generally will require them to characterize distributions that they receive from the Fund as unrelated business taxable income. Finally, in certain circumstances, a qualified employee pension or profit sharing trust that owns more than 10% of the stock of the Fund is required to treat a percentage of the dividends that it receives from the Fund as unrelated business taxable income. Such percentage is equal to the gross income that the Fund derives from an unrelated trade or business, determined as if the Fund were a pension trust, divided by the Fund’s total gross income for the year in which the Fund pays the dividends. That rule applies to a pension trust holding more than 10% of the stock of the Fund only if:

•	the percentage of the Fund’s dividends that the tax-exempt trust would be required to treat as unrelated business taxable income is at least 5%;

•	the Fund qualifies as a REIT by reason of the modification of the rule requiring that no more than 50% of the Fund’s stock be owned by five or fewer individuals that allows the beneficiaries of the pension trust to be treated as holding its stock in proportion to their actuarial interests in the pension trust; and

•	either: (i) one pension trust owns more than 25% of the value of the stock of the Fund; or (ii) a group of pension trusts individually holding more than 10% of the value of the stock of the Fund collectively owns more than 50% of the value of the stock of the Fund.

Taxation of Non-U.S. Shareholders

The term “non-U.S. shareholder” means a holder of shares of common stock of the Fund that is neither a U.S. shareholder nor an entity treated as a partnership for federal income tax purposes. The rules governing federal income taxation of non-U.S. shareholders are complex. This section is only a summary of such rules. Non-U.S. shareholders are urged to consult their tax advisors to determine the impact of federal, state, local and non-U.S. income tax laws on the ownership of shares of common stock of the Fund, including any reporting requirements.

Under the Foreign Account Tax Compliance Act, or FATCA, rules, withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2018, withholding at a rate of 30% will be required on gross proceeds from the sale of, stock of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury (unless alternative procedures apply pursuant to an applicable intergovernmental agreement between the United States and the relevant foreign government) to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which stock of the Fund is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale of stock of the Fund held by an investor that is a passive non-financial foreign entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which the Fund will in turn provide to the Secretary of the Treasury. Non-U.S. shareholders are encouraged to consult with their tax advisors regarding the possible implications of these rules on their investment in shares of common stock of the Fund.

Ordinary Dividends. A non-U.S. shareholder that receives a distribution that is not attributable to gain from the Fund’s sale or exchange of a “United States real property interest”, or a USRPI, and that the Fund does not designate as a capital gain dividend or retained capital gain will recognize ordinary income to the extent that the Fund pays such distribution out of its current or accumulated earnings and profits. A withholding tax equal to 30% of the gross amount of the distribution ordinarily will apply to such distribution unless an applicable tax treaty reduces or eliminates the tax. If a distribution is treated as effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business, the non-U.S. shareholder generally will be subject to federal income tax on the distribution at graduated rates, in the same manner as U.S. shareholders are taxed with respect to such distribution, and a non-U.S. shareholder that is a corporation also may be subject to the 30% branch profits tax with respect to the distribution. The Fund plans to withhold U.S. income tax at the rate of 30% on the gross amount of any such distribution paid to a non-U.S. shareholder unless either a lower treaty rate applies and the non-U.S. shareholder furnishes to the Fund an appropriate IRS Form W-8 evidencing eligibility for that reduced rate, or the non-U.S. shareholder furnishes to the Fund an IRS Form W-8ECI claiming that the distribution is effectively connected income. Such withholding tax would reduce the number of shares a non-U.S. shareholder that participates in the Fund’s dividend reinvestment plan would receive.

Capital Gain Dividends. For any year in which the Fund qualifies as a REIT, a non-U.S. shareholder will incur tax on distributions that are attributable to gain from sale or exchange of a USRPI under the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA. A USRPI includes certain interests in real property and stock in “United States real property holding corporations” but does not include interests solely as a creditor and, accordingly, does not include a debt instrument that does not provide for contingent payments based on the value of, or income from, real property interests. Under FIRPTA, a non-U.S. shareholder is taxed on distributions attributable to gain from sales of USRPIs as if such gain were effectively connected with a U.S. business of the non-U.S. shareholder. A non-U.S. shareholder thus would be taxed on such a distribution at the normal capital gains rates applicable to U.S. shareholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual. A non-U.S. corporate shareholder not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax on such a distribution. There is a special 21% withholding rate for distributions to non-U.S. shareholders attributable to the REIT’s gains from dispositions of USRPIs. A non-U.S. shareholder may receive a credit against its tax liability for the amount the Fund withholds.

Capital gain dividends that are attributable to sales of USRPIs would be treated as ordinary dividends rather than as gain from the sale of a USRPI, if: (i) the Fund’s shares of common stock are “regularly traded” on an established securities market in the United States; and (ii) the non-U.S. shareholder did not own more than 10% of the Fund’s shares of common stock at any time during the one-year period prior to the distribution. Such distributions would be subject to withholding tax on such capital gain distributions in the same manner as they are subject to withholding tax on ordinary dividends. The Fund’s stock is not regularly traded on an established securities market in the United States, and there is no assurance that it ever will be.

Capital gain dividends that are not attributable to sales of USRPIs, e.g., distributions of gains from sales of debt instruments that are not USRPIs, generally will not be taxable to non-U.S. shareholders or subject to withholding tax.

Non-Dividend Distributions. A non-U.S. shareholder will not incur tax on a distribution in excess of the Fund’s current and accumulated earnings and profits if the excess portion of such distribution does not exceed the adjusted basis of its shares of common stock. Instead, the excess portion of such distribution will reduce the adjusted basis of such shares. A non-U.S. shareholder will be subject to tax on a distribution that exceeds both the Fund’s current and accumulated earnings and profits and the adjusted basis of its shares of common stock, if the non-U.S. shareholder otherwise would be subject to tax on gain from the sale or disposition of its shares of common stock, as described below. Because the Fund generally cannot determine at the time it makes a distribution whether the distribution will exceed its current and accumulated earnings and profits, it normally will withhold tax on the entire amount of any distribution at the same rate as it would withhold on an ordinary dividend. However, a non-U.S. shareholder may claim a refund of amounts that the Fund withholds if the Fund later determine that a distribution in fact exceeded its current and accumulated earnings and profits.

The Fund may be required to withhold 15% of any distribution that exceeds the Fund’s current and accumulated earnings and profits if stock of the Fund is a USRPI. Consequently, although the Fund intends to withhold at a rate of 30% on the entire amount of any distribution, to the extent that it does not do so, it may withhold at a rate of 15% on any portion of a distribution not subject to withholding at a rate of 30%.

Dispositions of Shares of Common Stock. A non-U.S. shareholder generally will not incur tax under FIRPTA with respect to gain realized upon a disposition of shares of common stock of the Fund as long as the Fund: (i) is not a “United States real property holding corporation”, or USRPHC during a specified testing period and certain procedural requirements are satisfied; or (ii) is a domestically controlled qualified investment entity. A USRPHC is a U.S. corporation that at any time during the applicable testing period owned USRPIs that exceed in value 50% of the value of the corporation’s USRPIs, interests in real property located outside the United States, and other assets used in the corporation’s trade or business. The Fund expects to be a USRPHC, and no assurance can be provided that the Fund will not be a USRPHC in future periods. In addition, the Fund believes that it will be a domestically controlled qualified investment entity, but the Fund cannot assure investors that it could substantiate that it is and has been a domestically controlled qualified investment entity at any particular time.

Even if the Fund were a USRPHC and not a domestically controlled qualified investment entity, a non-U.S. shareholder that owned, actually or constructively, 10% or less of the Fund’s shares of common stock at all times during a specified testing period would not incur tax under FIRPTA if shares of common stock of the Fund are “regularly traded” on an established securities market. Shares of common stock of the Fund are not regularly traded on an established securities market in the United States, and there is no assurance that they ever will be.

If the gain on the sale of shares of common stock of the Fund were taxed under FIRPTA, a non-U.S. shareholder would be taxed in the same manner as U.S. shareholders with respect to such gain, subject to applicable alternative minimum tax or, a special alternative minimum tax in the case of nonresident alien individuals, and the purchaser of such stock would be required to withhold 15% of the purchase price and remit such amount to the IRS. Furthermore, a non-U.S. shareholder will incur tax on gain not subject to FIRPTA if: (i) the gain is effectively connected with the non-U.S. shareholder’s U.S. trade or business, in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain; or (ii) the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. shareholder will incur a 30% tax on his capital gains.

Special FIRPTA rules apply to “qualified shareholders” and “qualified foreign pension funds” as defined in the Code.

A repurchase of common stock of the Fund that is not treated as a sale or exchange will be taxed in the same manner as distributions under the rules described above. See “— Taxation of U.S. Shareholders on the Disposition of Shares of Common Stock” for a discussion of when a repurchase will be treated as a sale or exchange and related matters. A repurchase of common stock of the Fund generally will be subject to tax under FIRPTA to the extent the distribution in the repurchase is attributable to gains from the Fund’s dispositions of U.S. real property interests. To the extent the distribution is not attributable to gains from the Fund’s dispositions of U.S. real property interests and is treated as a sale or exchange of common stock of the Fund, the excess of the amount of money received in the repurchase over the non-U.S. holder’s basis in the repurchased shares will be treated like a taxable disposition described in the previous paragraph. The IRS has released an official notice stating that repurchase payments may be attributable to gains from dispositions of U.S. real property interests (except when the 10% publicly traded exception would apply), but has not provided any guidance to determine when and what portion of a repurchase payment is a distribution that is attributable to gains from the Fund’s dispositions of U.S. real property interests. Due to the uncertainty, the Fund may withhold at the 21% rate from all or a portion of repurchase payments to non-U.S. holders other than qualified stockholders or qualified foreign pension funds. To the extent the amount of tax the Fund withholds exceeds the amount of a non-U.S. holder’s U.S. federal income tax liability, the non-U.S. holder may file a U.S. federal income tax return and claim a refund.

Legislative or Other Actions Affecting REITs

The rules dealing with U.S. federal income taxation are constantly under review. No assurance can be given as to whether, when or in what form, the U.S. federal income tax laws applicable to the Fund and its shareholders may be changed, possibly with retroactive effect. Changes to the federal tax laws and interpretations of federal tax laws could adversely affect an investment in shares of common stock of the Fund.

THE SUMMARY OF FEDERAL TAX CONSIDERATIONS SET FORTH ABOVE IS NOT INTENDED TO BE A COMPLETE SUMMARY OF THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR CONCERNING THE TAX CONSIDERATIONS OF AN INVESTMENT IN THE FUND.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Transfer Agent

DST Systems, Inc., located at 430 West 7th Street, Kansas City, MO 61405-1407, serves as Transfer Agent pursuant to a transfer agency agreement between it and the Fund.

Legal Counsel

Alston & Bird LLP, 1201 West Peachtree Street, Atlanta, Georgia 30309, acts as counsel to the Fund. Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland 20202, acts as special Maryland counsel to the Fund.

Custodian

UMB Bank, N.A. serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Deloitte & Touche LLP is located at 910 Bausch & Lomb Place, Rochester, NY 14604.

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder

of Broadstone Real Estate Access Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Broadstone Real Estate Access Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statements of operations and changes in net assets for the period from October 11, 2017 (Initial Contribution Transaction) to December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations and changes in its net assets for the period from October 11, 2017 (Initial Contribution Transaction) to December 31, 2017, in conformity accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Rochester, New York
February 1, 2018

We have served as the Fund’s auditor since 2017.

Broadstone Real Estate Access Fund, Inc.

Schedule of Investments

December 31, 2017

Description	Shares/Units	Value (Note 2)
Public and private non-traded real estate investment trusts (99.36%)
Broadstone Net Lease, Inc.(a),(b)	250,000	$20,250,000
Broadtree Residential, LLC(a),(b)	975,610	10,243,902

Total public and private non-traded real estate investment trusts (Cost of $30,000,000)		$30,493,902

Short term investments (0.68%)

Fidelity U.S. Government Fund, 1.15%(c)		$207,528

TOTAL INVESTMENTS (100.04%) (Cost of $30,207,528)(d)		$30,701,430

Other liabilities in excess of other assets (-0.04%)		$(11,265)

NET ASSETS (100.00%)		$30,690,165

(a)	Illiquid security — see below for additional information on investments in public and private non-traded real estate investment trusts.
(b)	Investment is deemed to be an affiliate entity with respect to the Fund. See Note 4.
(c)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2017.
(d)	Represents cost for financial reporting and federal tax purposes.

Additional information on investments in public and private non-traded real estate investment trusts:

Date of Purchase	Security	Cost	Value	% of Net Assets
October 11, 2017	Broadstone Net Lease, Inc.	$20,000,000	$20,250,000	65.98%
October 11, 2017	Broadtree Residential, LLC	$10,000,000	$10,243,902	33.38%

Value	Security	Redemption frequency	Redemption notice (date)	Unfunded commitments as of December 31, 2017
$20,250,000	Broadstone Net Lease, Inc.	*	*	$
$10,243,902	Broadtree Residential, LLC	*	*	$

*	The Investment Company Act of 1940, as amended (the “1940 Act”), prohibits affiliated persons of the Fund (including those considered under common control with the Fund) from knowingly purchasing from the Fund, or from any company controlled by the Fund, any security or other property absent an available exemption or prior approval of the SEC. The Fund may be deemed to be under common control with each of Broadstone Net Lease, Inc. (“Broadstone Net Lease” or “BNL”) and Broadtree Residential, LLC because the Fund’s Investment Adviser is also managing the day-to-day affairs and implementing the investment strategies of each of Broadstone Net Lease and Broadtree Residential, LLC. As a result, both Broadstone Net Lease and Broadtree Residential, LLC will be unable to redeem their shares held by the Fund pursuant to their share redemption programs until the Fund first obtains an exemptive order from the SEC, or is otherwise permitted to do so.

Broadstone Real Estate Access Fund, Inc.

Statement of Assets and Liabilities

December 31, 2017

ASSETS
Investments, at value (Cost of $207,528)	$207,528
Investments in affiliates, at value (Cost of $30,000,000)	30,493,902
Dividends and interest receivable(a)	228,886
Deferred offering costs	596,116

Total assets	$31,526,432

LIABILITIES
Payable to Adviser for offering and organizational costs (Note 3)	$649,680
Income tax payable	186,587

Total liabilities	$836,267

NET ASSETS	$30,690,165

NET ASSETS CONSIST OF:
Common stock (Note 1)	$30,000
Paid-in capital (Note 1)	29,970,000
Accumulated net investment income	196,263
Accumulated unrealized appreciation on investments	493,902

NET ASSETS	$30,690,165

CLASS I SHARES:
Shares outstanding (Authorized: 10,000,000 of $0.01 par value)	3,000,000
Net asset value per share	$10.23

(a)	Dividends and interest receivable at December 31, 2017 includes $228,750 in dividends receivable from affiliates.

Broadstone Real Estate Access Fund, Inc.

Statement of Operations

Period from October 11, 2017 (Initial Contribution Transaction) to December 31, 2017

INVESTMENT INCOME
Dividend income from affiliated investments	$436,250
Interest income from investments	164

Total investment income	$436,414

EXPENSES
Organizational expenses	$53,564
Income tax expense	186,587

Total expenses	$240,151

NET INVESTMENT INCOME	$196,263

Net change in unrealized appreciation on affiliated investments	493,902

NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$690,165

Broadstone Real Estate Access Fund, Inc.

Statement of Changes in Net Assets

Period from October 11, 2017 (Initial Contribution Transaction) to December 31, 2017

OPERATIONS:
Net investment income	$196,263
Change in unrealized appreciation on affiliated investments	493,902

Net change in net assets resulting from operations	$690,165

NET ASSETS:
Beginning of period(a)	$30,000,000

End of period	$30,690,165

Undistributed net investment income	$196,263

(a)	The beginning of period balance is comprised of 3,000,000 Class I shares outstanding associated with the Initial Contribution Transaction. See Note 1.

Broadstone Real Estate Access Fund, Inc.

Notes to Financial Statements

December 31, 2017

Note 1 — Organization and Registration

The Broadstone Real Estate Access Fund, Inc. (the “Fund”) is registered under the 1940 Act, as a non-diversified, closed-end management investment company. Pending the effectiveness of its registration statement on file with the U.S. Securities and Exchange Commission, the Fund intends to engage in a continuous offering of shares and operate as an interval fund that will offer to make quarterly repurchases of shares at net asset value. The Fund intends to offer Class W and Class I shares. The Fund’s investment adviser is Broadstone Asset Management, LLC (the “Adviser”). The Adviser has engaged CenterSquare Investment Management, LLC (the “Sub-Adviser”) to serve as the Fund’s investment Sub-Adviser, and has been delegated investment discretion for making the Fund’s investments that are allocated to commercial real estate-related securities, including those of publicly traded REITs, commercial mortgage-backed securities (“CMBS”), real estate operating companies (“REOCs”) and exchange-traded funds (“ETFs”) (collectively, “Publicly Traded CRE Securities”).

The Fund’s investment objective is to generate a return comprised of both current income and long-term capital appreciation with low-to-moderate volatility and low correlation to the broader markets. Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of leverage for investment purposes) in a portfolio of institutional quality real estate and real estate-related investments, which will be comprised of the following primary asset classes: (i) commercial real estate (“CRE”) investments, held directly by the Fund through its wholly owned subsidiaries or indirectly by the Fund through joint ventures, in commercial real estate properties (“Direct Real Estate Investments”), (ii) private equity real estate investment funds, including private equity and unregistered investment funds that principally invest, directly or indirectly, in real estate and real estate-related investments through entities that may qualify as real estate investment trusts (“REITs”) for federal income tax purposes under the Code (“Private CRE Investment Funds”), (iii) commercial real estate-related securities, including those of Publicly Traded CRE Securities, and (iv) commercial real estate debt (“CRE Debt Investments”) Public and private non-traded REITs included on the Fund’s Schedule of Investments at December 31, 2017 are deemed to be Private CRE Investment Funds.

The Fund was organized as a Maryland corporation on September 22, 2017. On October 11, 2017, prior to the Fund filing its notification of registration as an investment company under the 1940 Act, the Fund entered into an initial contribution transaction (the “Initial Contribution Transaction”) pursuant to a contribution agreement with the Adviser’s parent company, whereby Broadstone Real Estate, LLC (“Broadstone Real Estate”) agreed to contribute to the Fund (1) 250,000 shares of common stock, par value $0.001 per share, of Broadstone Net Lease, at the then-current BNL Determined Share Value (as defined below) of $80.00 per share, and (2) 975,609.756 units of membership interest in the subsidiary operating company of Broadtree Residential, Inc., Broadtree Residential, LLC (the “BTR Operating Company”) at the then-current BR Determined Share Value (as defined below) of $10.25 per unit, for an aggregate contribution amount of $30 million. In exchange for this contribution, the Fund issued 3,000,000 Class I shares to Broadstone Real Estate at $10.00 per Class I share. The Adviser also manages the day-to-day affairs and implements the investment strategies for both Broadstone Net Lease and the BTR Operating Company, and therefore may be considered to be affiliates as defined in the 1940 Act (refer to Note 3). The “BNL Determined Share Value” and “BR Determined Share Value” represent the per share determined share values of Broadstone Net Lease and the BTR Operating Company, respectively, established and published by their respective independent directors committees of their boards of directors, with assistance from outside valuation experts, on a quarterly basis and are the basis for current transactions currently being offered in their respective ongoing private offerings.

No other purchase or sale of long term investments were made during the period, other than the Initial Contribution Transaction.

Note 2 — Significant Accounting Policies

Basis of Presentation

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The presentation of these policies is in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, the Fund applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price. Futures are valued based on their daily settlement value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. The values assigned to investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments.

The Fund invests a portion of its assets in public and private non-traded real estate investment trusts. The fair value estimates of the public and private non-traded real estate investment trusts are established by an independent board of directors of each of the respective public and private non-traded real estate investment trusts. The fair value estimates of the public and private non-traded investment trusts are published on a regular basis for their current transactions. Accordingly, the Fund has determined that the regularly published estimates represent fair value.

Fair Value Measurements

Accounting Standards Codification (ASC) 820 defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.

The standard describes three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are available in active markets for identical assets or liabilities. The types of financial instruments included in Level 1 are marketable, available-for-sale equity securities that are traded in an active exchange market.

Level 2 — Pricing inputs other than quoted prices in active markets, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Instruments included in this category are derivative contracts whose value is determined using a pricing model with inputs (such as yield curves and credit spreads) that are observable in the market or can be derived principally from or corroborated by observable market data.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 includes assets and liabilities whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risks associated with investing in those investments. The following is a summary of the Fund’s investments/financial instruments in the fair value hierarchy as of December 31, 2017:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Public and private non-traded real estate investment trusts	$—	$30,493,902	$—	$30,493,902
Short term investments	207,528	$—	$—	207,528
Total	$207,528	$30,493,902	$—	$30,701,430

There were no transfers between levels during the period ended December 31, 2017.

Real Estate Investment Trusts

The Fund’s investments primarily consist of investments in REITs and are subject to certain risks associated with direct investment in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants, among various other factors. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for the tax free pass through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are generally accounted for as ordinary income until the re-characterizations are made subsequent to year end.

Organizational and Offering Costs

All costs incurred by the Fund in connection with its organization and offering have been advanced by the Adviser subject to recoupment as described in Note 3. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight-line method.

Security Transactions and Investment Income

Investment security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are recorded on an indentified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Interest and dividend income are presented net of withholding tax, if any.

Distributions to Shareholders

The Fund intends to make a dividend distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. Distributions to shareholders will be recorded on the ex-dividend date. The character of income and gains to be distributed will be determined in accordance with income tax regulations, which may differ from GAAP. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the quarterly distribution policy from time to time.

Industry Concentration

If the Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2017, the Fund had 99.4% of the value of its net assets invested within the real estate industry.

Income Taxes

For the period ended December 31, 2017, the Fund is subject to federal and state income taxes. The provision for income taxes for the period from October 11, 2017, to December 31, 2017, was comprised of the following:

Period from October 11, 2017 to December 31, 2017
U.S. federal	$150,995
U.S. state	$35,592

Total tax	$186,587

For the period ended December 31, 2017, the Fund’s effective tax rate is 49%. The difference between the Fund’s effective tax rate and the statutory income tax rate in the current period is attributable to certain nondeductible organization expenses.

The Fund intends to elect to be taxed as a REIT. The Fund believes that it is organized, and expects to operate, in such a manner to qualify for taxation as a REIT.

The Fund’s qualification and taxation as a REIT will depend upon its ability to meet on a continuing basis, through actual operating results, distribution levels, diversity of share and asset ownership, and various other REIT qualification tests imposed under the Code. In addition to the ongoing distribution requirements, the Fund will be required to distribute 100% of its pre-REIT earnings and profits, net of tax, generated during the period from October 11, 2017 to December 31, 2017. No assurance can be given that the Fund will in fact satisfy its ongoing REIT requirements for any taxable year.

If the Fund qualifies as a REIT, it generally will be allowed to deduct dividends paid to its shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that it timely distributes as dividends to its shareholders. The Fund intends to make distributions to its shareholders on a regular basis, as necessary, to avoid material U.S. federal income tax and to comply with the REIT requirements.

The Fund accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. We have not identified material uncertain income tax positions, interest, or penalties as of December 31, 2017.

Repurchase Offers

The Fund is a specific category of closed-end fund commonly referred to as an “interval fund” and, as such, has adopted a fundamental policy requiring it to make quarterly repurchase offers, at the then current net asset value (which may vary between classes of shares), of no less than 5% and no more than 25% of the Fund’s shares outstanding, as determined by the Fund’s board of directors. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Note 3 — Investment Advisory and Other Agreements

The Fund intends to enter into an investment advisory agreement and an expense limitation agreement with the Adviser prior to effectiveness of its registration statement on Form N-2.

During the period from October 11, 2017 to December 31, 2017, the Adviser paid all of the Fund’s $649,680 of organizational and offering costs on behalf of the Fund, reflected as a payable to Adviser in the Statement of Assets and Liabilities at December 31, 2017.

The Adviser compensates the Sub-Adviser under the terms of the sub-advisory agreement. The compensation is not an expense of the Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares. Class W shares will pay to the distributor a shareholder servicing fee that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and is payable on a monthly basis. Class I shares are not subject to a shareholder servicing fee. The shareholder servicing fee may be used to compensate financial intermediaries for providing ongoing shareholder services.

DST Systems, Inc. (“DST”), the parent company of the Distributor, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. As of December 31, 2017, Broadstone Real Estate is the sole shareholder of the Fund.

Note 4 — Affiliated Companies

The Fund has invested in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, change in unrealized gain/loss, shares and value of investments in affiliated companies for the period ended December 31, 2017 were as follows:

	Share Balance December 31, 2017	Value October 11, 2017	*Purchases	Sales	Change in Unrealized Gain/Loss	Realized Gain/Loss	Value December 31, 2017	Dividend Income
Broadstone Net Lease, Inc.	250,000	$20,000,000	—	—	$250,000	—	$20,250,000	$311,250
Broadtree Residential, LLC	975,610	$10,000,000	—	—	$243,902	—	$10,243,902	$125,000

*	Acquired through the Initial Contribution Transaction as discussed in Note 1.

Note 5 — Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except as disclosed elsewhere in these financial statements.

APPENDIX A:

INVESTMENT ADVISER PROXY VOTING POLICIES AND PROCEDURES

Background

An investment adviser has a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. Broadstone will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

Broadstone does not have authority to vote proxies relating to client securities. In the future, prior to accepting authority to vote client securities, Broadstone will adopt and implement policies and procedures in compliance with Rule 206(4)-6.

APPENDIX B:

INVESTMENT SUB-ADVISER’S PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the adoption by the Securities and Exchange Commission of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (1) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (2) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (3) the adviser discloses the clients how they may obtain information on how the adviser voted their proxies. In order to fulfill its responsibilities under the Act, CenterSquare Investment Management LLC. (“CenterSquare” or “CSQ”) has adopted the following policies and procedures for proxy voting with regard to companies in our client’s investment portfolios.

As a registered investment adviser, CenterSquare has a fiduciary duty to act solely in the best interest of its clients. This duty requires CenterSquare to vote proxies in a timely manner and make voting decisions that are in the best interests of its clients. All proxies received by CenterSquare are voted in accordance with these procedures and are intended to comply with Rule 206(4)-6 of the Act. This policy applies only to those CenterSquare clients who in their investment advisory contract have chosen to have us vote their proxies. A client can change their proxy-voting decision at any time.

Decision Methods

CenterSquare’s proxy voting policies and procedures are intended to give precedence to its clients’ best interests. The sheer number of proxy votes related to client holdings makes it impossible for CSQ to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, CSQ relies on Institutional Shareholder Services (“ISS”), to provide proxy research, voting of proxies, and reporting.

ISS uses a bottom-up policy formulation process which collects feedback from a diverse range of market participants through multiple channels including an annual Policy Survey. The ISS Policy Board uses the input to develop its policy updates each year. ISS research analysts apply more than 400 policies to shareholder meetings. As part of the research process, ISS analysts interact with company representatives, institutional shareholders, shareholder proponents and other parties to gain deeper insight into key issues. ISS reviews and updates their proxy polices on an annual basis. The ISS Policy Information is located under Policy Gateway at https://www.issgovernance.com

CenterSquare subscribes to the ISS General Proxy Policy plan. In most cases CSQ will not override ISS recommendations and voting, but reserves the right to change that vote when a CenterSquare Portfolio Manager disagrees with an ISS recommendation and feels it is in the best interest of all clients to change the proxy vote. CenterSquare does not attempt to reconcile individual client proxy policies to the ISS policy.

Conflict of Interest

In certain instances a conflict of interest may arise when CSQ votes a proxy. For example, CSQ, or one of its affiliates, may manage an issuer’s retirement plan or an employee of CSQ may have a business relationship that may affect how CenterSquare votes a proxy. CenterSquare believes that by engaging ISS, its adherence to these policies and procedures ensures that proxies will be voted in the best interest of the clients.

In situations where CenterSquare perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer. It is expected that CSQ will abstain from making a vote decision and allow ISS to vote to mitigate the material conflict of interest.

Securities Lending

Some accounts have at their discretion elected to participate in security lending programs. Generally the ballots for these securities are not submitted to ISS by the custodian. In some instance, the custodian will report the number of shares on loan for reconciliation purposes but the procedure is not standardized among all custodians.

Decisions not to Vote Proxies

CenterSquare fully recognizes its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations. CSQ will therefore attempt to process every vote it receives for all domestic and foreign proxies. There maybe situations in which CSQ cannot vote proxies. For example, the client or custodian does not forward the ballots or does not forward the ballots in a timely manner.

Proxy voting in certain countries requires shareblocking. Shareblocking in general refers to restrictions on the sale or transfer of securities between the execution of the vote instruction and the tabulation of votes at the shareholder meeting. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client’s custodian bank. The blocking period may last from several days to several weeks depending upon the market, the security and the custodian. In order to preserve liquidity, CenterSquare will generally instruct ISS to “DO NOT VOTE” these shares.

Reporting

ISS provides CenterSquare on-line access to client proxy voting records. CenterSquare receives and monitors multiple reports each week for pending proxy ballots, votes against management, and shareblocking. A summary of the proxy votes cast by CenterSquare is available to clients for their specific portfolio. Due to confidentially and conflict of interest concerns, CenterSquare does not disclose to third parties how it votes client proxies.

CenterSquare’s proxy voting policies and procedures are disclosed in Form ADV Part 2A. A copy of this Proxy Voting Policy and the ISS Proxy Voting Guidelines is available to our clients, without charge, upon request. All requests may be sent to Liz Conklin, Director of Operations, CenterSquare Investment Management LLC, 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462 or at lconklin@CenterSquare.com.

BROADSTONE REAL ESTATE ACCESS FUND, INC.

PART C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

Financial Statements

Part A:	None.
Part B:	Financial statements included in the Statement of Additional Information including the Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements will be filed by subsequent amendment.

Exhibits

(a)(1)	Articles of Incorporation(1)

(a)(2)	Articles of Amendment(1)

(a)(3)	Form of Articles of Amendment and Restatement (the “Charter”)(1)

(b)	Bylaws of Registrant(1)

(c)	Not applicable

(d)(1)	Multiple Class Plan(1)

(d)(2)	Form of Investor Subscription Agreement(1)

(e)	Not applicable

(f)	Not applicable

(g)(1)	Form of Investment Advisory Agreement(1)

(g)(2)	Form of Investment Sub-Advisory Agreement with CenterSquare Investment Management LLC(1)

(h)(1)	Form of Distribution Agreement(1)

(h)(2)	Form of Shareholder Services Plan(1)

(h)(3)	Form of Broker Dealer Selling Agreement(1)

(i)	Not applicable

(j)(1)	Custody Agreement(1)

(j)(2)	Rule 17f-5 Delegation Agreement(1)

(k)(1)	Form of Administration, Bookkeeping and Pricing Services Agreement(1)

(k)(2)	Form of Expense Limitation Agreement(1)

(k)(3)	Form of Agency Agreement(1)

(k)(4)	Form of Chief Compliance Officer Services Agreement(1)

(k)(5)	Form of Special Custody and Pledge Agreement(1)

(k)(6)	Form of U.S. PB Agreement(1)

(l)	Opinion and consent of Maryland Counsel(1)

(m)	Not applicable

(n)	Consent of Registrant’s independent registered public accounting firm(1)

(o)	Not applicable

(p)	Contribution Agreement(1)

(r)(1)	Code of Ethics of the Registrant(1)

(r)(2)	Code of Ethics of the Investment Adviser(1)

(r)(3)	Code of Ethics of the Investment Sub-Adviser(1)

(r)(4)	Code of Ethics of Principal Underwriter(1)

(s)	Powers of Attorney and certified resolutions authorizing the same(1)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the Prospectus is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in a prospectus supplement related to that offering.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the sale and distribution of the securities described in this registration statement.

Securities and Exchange Commission Fees	$124,500
Blue Sky Fees	$0
Accounting Fees and Expenses	$0
Legal Fees and Expenses	$0
Printing and Postage Expenses	$0
Miscellaneous Fees and Expenses	$0

Total:	$124,500

*	To be filed by amendment.

Item 28.	Persons Controlled by or Under Common Control with Registrant

Immediately prior to this offering, Broadstone Real Estate will own shares of the Registrant, representing 100% of the beneficial interests outstanding. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that Broadstone Real Estate’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

As of February 1, 2018:

% of Voting Securities owned
Registrant	0

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of February 1, 2018 of each class of securities of the Fund.

Title of Class	Number of Record Holders
Class W Shares of Common Stock	0
Class I Shares of Common Stock	1

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter eliminating the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s Charter contains a provision that eliminates its Directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Registrant’s Charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while a Director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Registrant’s Charter and Bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser of the Registrant, and each member, director, executive officer, or partner of any such registered investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in Part B of this Registration Statement in the section entitled “Management of the Fund.” Additional information as to each member, director, executive officer, or partner of the registered investment adviser is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-107120), and is incorporated herein by reference.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Sub-Adviser of the Registrant, and each member, director, executive officer, or partner of any such registered investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in Part B of this Registration Statement in the section entitled “Management of the Fund.” Additional information as to each member, director, executive officer, or partner of the registered investment adviser is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-107120), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

ALPS Fund Services, Inc. and ALPS Distributors, Inc., the Fund’s administrator and distributor, respectively, maintain certain required accounting related and financial books and records of the Registrant at 1290 Broadway, Suite 1100, Denver, Colorado 80203. UMB Bank, N.A., the Fund’s custodian, maintains certain required accounting related and financial books and records of the Registrant at 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106. The other required books and records are maintained by the Investment Adviser at 800 Clinton Square, Rochester, NY 14604.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

(1)	Registrant hereby undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the NAV declines more than ten percent from its NAV as of the effective date of the registration statement or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser

(f)	Registrant hereby undertakes: To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the Securities Act, in the event the shares of Registrant are trading below its NAV and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading

(5)	Registrant hereby undertakes that:

(a)	for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rochester, State of New York, on the 1st day of February, 2018.

Broadstone Real Estate Access Fund, Inc.

By:	*
Christopher J. Czarnecki Chief Executive Officer and Sole Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

* /s/ Christopher J. Czarnecki	Chief Executive Officer and Director	February 1, 2018

* /s/ Amy L. Tait	Director	February 1, 2018

* /s/ Z. Jamie Behar	Director	February 1, 2018

* /s/ Collete English Dixon	Director	February 1, 2018

* /s/ Michael E. Jones	Director	February 1, 2018

* /s/ Ryan M. Albano	Chief Financial Officer	February 1, 2018

By:	/s/ David J. Baum
David J. Baum

*	Attorney-in-Fact — pursuant to powers of attorney filed herewith.